AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2003
--------------------------------------------------------------------------------
                                                        FILE NOS. 333-67852
                                                                  811-06117

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 1

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                AMENDMENT NO. 35

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                               One Allstate Drive
                                 P. O. Box 9095
                          Farmingville, New York 11738
                                  516/451-5300
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

ANNE M. WALTON                                        DANIEL J. FITZPATRICK
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK           MORGAN STANLEY DW INC.
3100 SANDERS ROAD                                     1585 BROADWAY
NORTHBROOK, ILLINOIS 60062                            NEW YORK, NEW YORK 10036

Approximate date of proposed public offering: Continuous It is propsed that this filing will be effective (Check appropriate Box)

( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on May 1, 2003 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485
( ) on (date) pursuant to paragraph (a) (1) of Rule 485

Title of Securities Being Registered: Units of interest in the Allstate Life of New York Variable Annuity Account II under deferred variable annuity contracts.

PREFERRED CLIENT VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
CUSTOMER SERVICE:
300 N. MILWAUKEE AVE.
VERNON HILLS, IL  60061
TELEPHONE NUMBER: 1-800-256-9392                   PROSPECTUS DATED MAY 1, 2003




Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is offering the Preferred Client Variable Annuity, a group flexible premium deferred variable annuity contract ("CONTRACT"). This Contract is available only through the Morgan Stanley Choice Account Program, and the fees and expenses of the Program are separate from and in addition to fees and expenses of the Contract.
 Please consult your Morgan Stanley Financial Advisor for details. This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 35 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 35 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Variable Annuity Account II ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS"):


MORGAN STANLEY VARIABLE INVESTMENT       ALLIANCEBERNSTEIN VARIABLE PRODUCTS
 SERIES (CLASS X SHARES)                  SERIES FUND, INC. (CLASS B SHARES)
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.  LSA VARIABLE SERIES TRUST
 (CLASS I SHARES)                        PUTNAM VARIABLE TRUST (CLASS IB
VAN KAMPEN LIFE INVESTMENT TRUST          SHARES)
 (CLASS I SHARES)
AIM VARIABLE INSURANCE FUNDS (SERIES I
 SHARES)






WE (Allstate New York) have filed a Statement of Additional Information, dated May 1, 2003 with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 41 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally a part of this prospectus, at the SEC's Web site.




                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANY ONE WHO TELLS YOU OTHERWISE IS COMMITTING A
  IMPORTANT     FEDERAL CRIME.

   NOTICES      INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                THE CONTRACTS ARE AVAILABLE ONLY IN NEW YORK.












                                  1 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                 PAGE
--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
     Important Terms                                                           3
--------------------------------------------------------------------------------
     The Contract at a Glance                                                  4
--------------------------------------------------------------------------------
     How the Contract Works                                                    6
--------------------------------------------------------------------------------
     Expense Table                                                             7
--------------------------------------------------------------------------------
     Financial Information                                                    10
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
     The Contract                                                             10
--------------------------------------------------------------------------------
     Purchase of Contracts                                                    11
--------------------------------------------------------------------------------
     Contract Value                                                           12
--------------------------------------------------------------------------------
     Investment Alternatives                                                  13
--------------------------------------------------------------------------------
           The Variable Sub-Accounts                                          13
--------------------------------------------------------------------------------
           The Fixed Account Option                                           16
--------------------------------------------------------------------------------
           Transfers                                                          16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXPENSES                                                                      18
--------------------------------------------------------------------------------

                                                                           PAGE

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                                                          18
--------------------------------------------------------------------------------
INCOME PAYMENTS                                                               19
--------------------------------------------------------------------------------
DEATH BENEFITS                                                                21
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:                                                           23
--------------------------------------------------------------------------------
     Allstate New York                                                        23
--------------------------------------------------------------------------------
     The Variable Account                                                     24
--------------------------------------------------------------------------------
     The Portfolios                                                           25
--------------------------------------------------------------------------------
     The Contract                                                             25
--------------------------------------------------------------------------------
     Qualified Plans                                                          26
--------------------------------------------------------------------------------
     Legal Matters                                                            26
--------------------------------------------------------------------------------
Taxes                                                                         27
--------------------------------------------------------------------------------
Performance Information                                                       33
--------------------------------------------------------------------------------
APPENDIX A - ACCUMULATION UNIT VALUE                                          34
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION  TABLE OF CONTENTS                        41
--------------------------------------------------------------------------------



                                  2 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                           PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                                             6
--------------------------------------------------------------------------------
Accumulation Unit                                                             12
--------------------------------------------------------------------------------
Accumulation Unit Value                                                       12
--------------------------------------------------------------------------------
Allstate New York ("We")                                                      23
--------------------------------------------------------------------------------
Annuitant                                                                     10
--------------------------------------------------------------------------------
Automatic Additions Program                                                   11
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                       17
--------------------------------------------------------------------------------
Beneficiary                                                                   10
--------------------------------------------------------------------------------
Cancellation Period                                                           12
--------------------------------------------------------------------------------
*Contract                                                                     10
--------------------------------------------------------------------------------
Contract Anniversary                                                           5
--------------------------------------------------------------------------------
Contract owner ("You")                                                        10
--------------------------------------------------------------------------------
Contract Value                                                                 5
--------------------------------------------------------------------------------
Contract Year                                                                  5
--------------------------------------------------------------------------------
Death Benefit Anniversary                                                     21
--------------------------------------------------------------------------------
Dollar Cost Averaging Option                                                  16
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                                 17
--------------------------------------------------------------------------------
Due Proof of Death                                                            21
--------------------------------------------------------------------------------
Fixed Account Option                                                          16
--------------------------------------------------------------------------------

                                                                           PAGE

--------------------------------------------------------------------------------
Funds                                                                          1
--------------------------------------------------------------------------------
Income Plan                                                                   19
--------------------------------------------------------------------------------
Investment Alternatives                                                       13
--------------------------------------------------------------------------------
Issue Date                                                                     6
--------------------------------------------------------------------------------
Payout Phase                                                                   6
--------------------------------------------------------------------------------
Payout Start Date                                                             19
--------------------------------------------------------------------------------
Performance Death Benefit Option                                              22
--------------------------------------------------------------------------------
Portfolios                                                                    13
--------------------------------------------------------------------------------
Qualified Contracts                                                           29
--------------------------------------------------------------------------------
Right to Cancel                                                               12
--------------------------------------------------------------------------------
SEC                                                                            1
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                                 19
--------------------------------------------------------------------------------
Valuation Date                                                                12
--------------------------------------------------------------------------------
Variable Account                                                              24
--------------------------------------------------------------------------------
Variable Sub-Account                                                          13
--------------------------------------------------------------------------------







* The Preferred Client Variable Annuity is available only as a group Contract. We will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.




                                  3 PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------



The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


FLEXIBLE                PAYMENTS You can purchase a Contract with an initial
                        purchase payment of $1,000 or more. You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $100. You must maintain a
                        minimum account size of $1,000.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 10 days after
                        receipt (pursuant to New York law, 60 days if you are
                        exchanging another Contract for the Contract described
                        in this prospectus) ("CANCELLATION PERIOD"). Upon
                        cancellation,  to the extent permitted by federal or
                        state law, we will return your purchase payments
                        adjusted to reflect the investment experience of any
                        amounts allocated to the Variable Account including the
                        deduction of mortality and expense risk charges and
                        administrative expense charges.
-------------------------------------------------------------------------------
EXPENSES                You will bear the following expenses:

                        .Total Variable Account annual fees equal to 0.70% of
                          average daily net assets (0.83% if you select the PERFORMANCE DEATH BENEFIT OPTION)

                        .Transfer fee of 0.50% of the amount transferred (not to
                          exceed $25) after 12th transfer in any CONTRACT YEAR
                          (fee currently waived)

                        .
                          State premium tax (New York does not currently impose
                          one)

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT The Contract currently offers 35 investment ALTERNATIVES alternatives including:

                        .35 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by these investment advisers:

                          . A I M Advisors, Inc.

                          . Alliance Capital Management, L.P.

                          . LSA Asset Management LLC

                          . Morgan Stanley Investment Advisors Inc.

                          . Putnam Investment Management, Inc.

                          . Van Kampen Asset Management Inc.

                        The fixed account option ("Fixed Acount Option")
                        described in this prospectus currently is not available.
                        To find out current availability of the Fixed Account
                        Option, or to find out how the Variable Sub-Accounts
                        have performed, call us at 1-800-256-9392.
-------------------------------------------------------------------------------
SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC ADDITIONS PROGRAM

                        . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                        . DOLLAR COST AVERAGING PROGRAM

                        . SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------

                                  4 PROSPECTUS


--------------------------------------------------------------------------------
INCOME PAYMENTS         You can choose fixed income payments, variable
                        income payments, or a combination of the two. You can
                        receive your income payments in one of the following
                        ways:

                        . life income with guaranteed payments

                        . joint and survivor life income

                        . guaranteed payments for a specified period
-------------------------------------------------------------------------------
DEATH                   BENEFITS If you or the ANNUITANT dies before the PAYOUT
                        START DATE, we will pay the death benefit described in
                        the Contract. We also offer a death benefit option.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract value ("CONTRACT VALUE") among the investment
                        alternatives, with certain restrictions. Transfers must
                        be at least $100 or the total amount in the investment
                        alternative, whichever is less.

                        We do not currently impose a fee upon transfers.
                        However, we reserve the right to charge $25 per transfer
                        after the 12th transfer in each "Contract Year," which
                        we measure from the date we issue your contract or a
                        Contract anniversary ("CONTRACT ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        any time during the Accumulation Phase. In general, you
                        must withdraw at least $500 at a time or the total
                        amount in the investment alternative, if less.
                        Withdrawals taken prior to annuitization (referred to
                        in this prospectus as the Payout Phase) are generally
                        considered to come from the earnings in the Contract
                        first. If the Contract is tax-qualified, generally all
                        withdrawals are treated as distributions of earnings.
                        Withdrawals of earnings are taxed as ordinary income
                        and, if taken prior to age 591/2, may be subject to an
                        additional 10% federal tax penalty.
-------------------------------------------------------------------------------






The Preferred Client Variable Annuity is currently offered only through investment accounts that charge an annual fee in lieu of sales charges or an investment advisory fee. Fees for these accounts are specified in the respective account agreements and typically start at 1% and may be subject to minimum fees of $1,000 or more. The fees and expenses associated with these accounts are separate from and in addition to the fees and expenses associated with the Preferred Client Variable Annuity. You should consult your Morgan Stanley Financial Advisor for details.




                                  5 PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in up to 35 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts. Your investment return for the Variable Sub-Accounts will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 19. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.



Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment



 As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-256-9392 if you have any question about how the Contract works.


                                  6 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------





The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York does not currently impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds. The table and expenses also do not reflect the expenses associated with the Choice Account Program. Please see your Morgan Stanley Financial Advisor for details.


CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge                                                     None

-------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                    None
-------------------------------------------------------------------------------
Transfer Fee                                                          $25*
-------------------------------------------------------------------------------

*A transfer fee of 0.50% of the amount transferred, up to a maximum of $25, applies solely to the thirteenth and subsequent transfers within Contract Year excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.


VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                                    With the
                                                                 Performance
                                                       Basic     Death Benefit
                                                      Contract      Option
-------------------------------------------------------------------------------
Mortality and Expense Risk Charge                      0.60%         0.73%
-------------------------------------------------------------------------------
Administrative Expense Charge                          0.10%         0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense
                                                       0.70%         0.83%
-------------------------------------------------------------------------------



                                  7 PROSPECTUS

PORTFOLIO ANNUAL EXPENSES


The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These expenses may vary from year to year. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses(1)
(expenses that are deducted
from Portfolio assets, which
may include management fees,
distribution and/or services
(12b-1) fees, and other expenses)  0.46%                        7.61%

--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002.










                                  8 PROSPECTUS

EXAMPLE
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. This example shows the dollar amount of expenses that you could bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment, and

.. elected the Performance Death Benefit Option (with total Variable Account expenses of 0.83%).

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                           1  Year       3 Years        5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses          $865          $2,501          $4,020           $7,358
-----------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses          $132          $  411          $  711           $1,564
-----------------------------------------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT AN EXAMPLE AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLE DOES NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED.
 THE ABOVE EXAMPLE ASSUMES A MORTALITY AND EXPENSE RISK CHARGE OF 0.73%, AND AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%. THE EXAMPLE ASSUMES ELECTION OF THE PERFORMANCE DEATH BENEFIT OPTION. IF THE PERFORMANCE DEATH BENEFIT OPTION WAS NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                                  9 PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call the "ACCUMULATION UNIT VALUE." Accumulation Unit Value is similar to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts.

To obtain additional detail on each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-256-9392.


THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
The Preferred Client Variable Annuity is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Owner, if the Owner is a natural person,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract owner, or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. If the Contract owner is a grantor trust, the Contract owner will be considered a non-living person for purposes of this section and the Death Benefits section.
 The Contract cannot be jointly owned by both a non-natural person and a natural person. The age of the oldest Contract Owner cannot exceed 90 as of the date we receive the completed application.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract owner.

You can use the Contract with or without a qualified plan. A "qualified plan" is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract used with a qualified plan. See "Tax Qualified Contracts" on page 29.


NEW OWNER
The New Owner is the owner determined immediately after death of the owner. The New Owner is:

.. the surviving owner; or

.. if no surviving owner, the Beneficiary(ies).


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The Annuitant must be a natural person. The age of the oldest Annuitant cannot exceed 90 as of the date we receive the completed application.

You initially designate an Annuitant in your application. If the Contract owner is a natural person, you may change the Annuitant at any time prior to the Payout Start Date. Once we receive your change request, any change will be effective at the time you sign the written notice. We are not liable for any payment we make or other action we take before receiving any written request from you. Before the Payout Start Date, you may designate a joint Annuitant, who is a second person on whose life income payments depend. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be the youngest Contract owner, otherwise, the youngest Beneficiary, unless the Contract owner names a different Annuitant.


BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the


                                  10 PROSPECTUS
sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.

A contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made we make or any other action we take before we receive the request.

If you did not name a Beneficiary or, unless otherwise provided in the

Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-natural person, all Beneficiaries will be considered to be non-natural persons for the above purposes.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.


MODIFICATION OF THE CONTRACT
Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes and tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $1,000. We may increase or decrease this minimum in the future. You may make additional purchase payments of at least $100 at any time prior to the Payout Start Date. We reserve the right to lower the minimum and limit the maximum amount of purchase payments we will accept. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of at least $100 by automatically transferring amounts from your bank account or your Morgan Stanley Choice account. Please consult your Morgan Stanley Financial Advisor for details.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the


                                  11 PROSPECTUS
investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. The minimum you may allocate to any investment alternative is $100. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract on the business day that we receive the purchase payment at our service center.

We use the term "BUSINESS DAY" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." If we receive your purchase payment after 4 p.m. Eastern Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL
You may cancel the Contract within the Cancellation Period, which is the 10-day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will return your purchase payments allocated to the Variable Account after an adjustment, to the extent state or federal law permit, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation.

If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.


CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Option.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a second set of Accumulation Unit Values that reflect the cost of the Performance Death Benefit Option.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.




                                  12 PROSPECTUS

INVESTMENT ALTERNATIVES:  THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 35 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to he accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.




PORTFOLIO:               EACH PORTFOLIO SEEKS:         INVESTMENT ADVISER:
-------------------------------------------------------------------------------
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X)
-------------------------------------------------------------------------------
Aggressive Equity        Capital growth
Portfolio
-------------------------------------------------------------------------------
Dividend Growth          Reasonable current income
Portfolio                and long-term growth of
                         income and capital
-------------------------------------------------------
                         Growth of capital and, as a
                         secondary objective, income
Equity Portfolio         when consistent with its
                         primary objective
-------------------------------------------------------
European Growth          To maximize the capital
Portfolio                appreciation on its
                         investments
-------------------------------------------------------
Global Advantage         Long-term capital growth
Portfolio
-------------------------------------------------------
Global Dividend Growth   Reasonable income and, as a
Portfolio                secondary objective, growth
                         of capital
-------------------------------------------------------
                         High current income
High Yield Portfolio     consistent with preservation
                         of capital
-------------------------------------------------------
Income Builder           Reasonable income and, as a        MORGAN STANLEY
                         Portfolio secondary objective, INVESTMENT ADVISORS INC.
                         growth of capital
-------------------------------------------------------
Information Portfolio    Long-term capital
                         appreciation
-------------------------------------------------------------------------------
Limited Duration         High current income
Portfolio                consistent with preservation
                         of capital
-------------------------------------------------------
                         High current income,
Money Market Portfolio   preservation of capital, and
                         liquidity
-------------------------------------------------------
Pacific Growth           To maximize the capital
Portfolio                appreciation on its
                         investments
-------------------------------------------------------
                         High current income and, as
                         a secondary objective,
Quality Income Plus      capital appreciation when
Portfolio                consistent with its primary
                         objective
-------------------------------------------------------
                            Investment results that,
                           before expenses, correspond
                           to the total return of the
S&P 500 Index Portfolio  Standard and Poor's 500
                           Composite Stock Price Index
-------------------------------------------------------
Strategist Portfolio     High total investment return
-------------------------------------------------------
Utilities Portfolio      Capital appreciation and
                         current income
-------------------------------------------------------------------------------
                                 13 PROSPECTUS


PORTFOLIO:               EACH PORTFOLIO SEEKS:         INVESTMENT ADVISER:
--------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)
-------------------------------------------------------------------------------
Morgan Stanley UIF       Long-term capital
 Emerging Markets         appreciation
 Equity Portfolio
                                                       MORGAN STANLEY
                                                       INVESTMENT MANAGEMENT
                                                       INC.
-------------------------------------------------------
Morgan Stanley UIF       Long-term capital
 Equity Growth            appreciation
 Portfolio
-------------------------------------------------------
Morgan Stanley UIF       Long-term capital
 International Magnum     appreciation
 Portfolio
-------------------------------------------------------------------------------
Morgan Stanley UIF Mid   Long-term capital growth
 Cap Growth Portfolio
-------------------------------------------------------
Morgan Stanley UIF U.S.  Above-average total return
 Mid Cap Core             over a market cycle of
 Portfolio(1)             three to five years
-------------------------------------------------------
Morgan Stanley UIF U.S.  Above-average current income
 Real Estate Portfolio    and long-term capital
                          appreciation
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I)
-------------------------------------------------------------------------------
Van Kampen LIT Comstock    Capital growth and income        VAN KAMPEN ASSET
  Portfolio                                                 MANAGEMENT INC.
------------------------------------------------------
Van Kampen LIT Emerging  Capital appreciation          ------------------------
 Growth Portfolio
-------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (SERIES I) (2)
-------------------------------------------------------------------------------
AIM V.I. Capital         Growth of capital                A I M ADVISORS, INC.
 Appreciation Fund
-------------------------------------------------------
AIM V.I. Growth Fund     Growth of capital
-------------------------------------------------------------------------------
AIM V.I. Premier Equity  Long-term growth of capital.
 Fund                    Income is a secondary
                          objective.
-------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND (CLASS B) (3)
-------------------------------------------------------------------------------
AllianceBernstein        Long-term growth of capital.
 Growth Portfolio         Current income is
                          incidental to the            ALLIANCE CAPITAL
                          Portfolio's objective.       MANAGEMENT, L.P.

-------------------------------------------------------
AllianceBernstein        Reasonable current income
 Growth and Income        and reasonable opportunity
 Portfolio                for appreciation
-------------------------------------------------------
AllianceBernstein        Growth of capital by          ------------------------
 Premier Growth           pursuing aggressive
 Portfolio                investment policies
-------------------------------------------------------
LSA VARIABLE SERIES
 TRUST
-------------------------------------------------------------------------------
LSA Aggressive Growth    Long-term growth of capital   LSA ASSET MANAGEMENT LLC
 Fund (4)                 by investing primarily in
                           equity securities of small
                          and mid-sized growth
                          companies
-------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST (CLASS IB)
-------------------------------------------------------------------------------
Putnam VT Growth and     Capital growth and current
 Income Fund              income                       PUTNAM INVESTMENT
                                                       MANAGEMENT, INC.

-------------------------------------------------------
Putnam VT International  Capital appreciation
 Equity Fund (5)
-------------------------------------------------------
Putnam VT Small Cap      Capital appreciation          ------------------------
 Value Fund
-------------------------------------------------------
Putnam VT Voyager Fund   Capital appreciation

-------------------------------------------------------





(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) A Portfolio's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(3) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.




                                       14 PROSPECTUS

(4) Sub-advised by Van Kampen Asset Management Inc.

(5) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.



AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.






                                  15 PROSPECTUS

INVESTMENT ALTERNATIVES:  THE FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

The Fixed Account option is currently not available. In the future, we may offer the Dollar Cost Averaging Fixed Account Option ( "DOLLAR COST AVERAGING OPTION") described below. Please consult with your Morgan Stanley Financial Advisor for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING OPTION
The Dollar Cost Averaging Option currently is not available to new purchase payments or transfers. If you currently have funds allocated to the Dollar Cost Averaging Option, you may keep such investment. In the future, we may offer a Dollar Cost Averaging Program, as described on page 17, for new purchase payments. When the Option is available, purchase payments allocated to the Dollar Cost Averaging Option earn interest for up to a 1 year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. You may not transfer funds from other investment alternatives to the Dollar Cost Averaging Option.

The crediting rates for the Dollar Cost Averaging Option will never be less than 3% annually.

We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Option. For current interest rate information, please contact your Morgan Stanley Financial Advisor or our customer support unit at 1-800-256-9392.


INVESTMENT ALTERNATIVES:  TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer the Contract Value among the investment alternatives. You may not transfer Contract Value into the Dollar Cost Averaging Option. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days before we begin imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer. Transfers you make as part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program do not count against the 12 free transfers per Contract Year.


We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Option for up to 6 months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right


                                  16 PROSPECTUS
to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-256-9392 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Option to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Option in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your requests. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the High Yield Variable Sub-Account and 60% to be in the Morgan Stanley UIF Equity Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the High Yield Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the High Yield Variable Sub-Account and use the money to buy more units in the Morgan Stanley UIF Equity Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


                                  17 PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 0.60% of the average daily net assets you have invested in the Variable Sub-Accounts (0.73% if you select the Performance Death Benefit Option). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefit), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current changes will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Performance Death Benefit Option to compensate us for the additional risk that we accept by providing this option.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We guarantee the administrative expense charge and we cannot increase it. We intend this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.


TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to impose a charge of 0.50% of the amount transferred (up to $25) per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


PREMIUM TAXES
Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.


DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not is was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.


OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of the maximum and minimum Portfolio annual expenses, see page 7-9 . We may receive compensation from the investment advisers or administrators of the Portfolios for administrative or other services we provide to the Portfolios.

The Preferred Client Variable Annuity is offered only to participants in the Morgan Stanley Choice program which charges an annual fee in lieu of sales charges or an investment advisory fee. The Contract must be held in the Choice account, and the Choice account will continue while you own the Contract. Fees for these accounts are specified in the respective account agreements and typically start at 1% and may be subject to minimum fees of $1,000 or more. The fees and expenses associated with these accounts are separate from and in addition to the fees and expenses associated with the Preferred Client Variable Annuity. You should consult your Morgan Stanley Financial Advisor for details.




ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 19.

You can withdraw money from the Variable Account and/ or the Fixed Account.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our service center, less any income tax withholding and any penalty tax. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the


                                  18 PROSPECTUS
withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount from the investment alternatives in which you are invested according to each alternative percentage shares of the Contract Value. In general, you must withdraw at least $500 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

We impose no withdrawal charge for withdrawals out of the Preferred Client Variable Annuity. However, withdrawals, including withdrawals made to pay all or part of any fee associated with the Choice Account Program, also may be subject to income tax. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty. In addition, a charge may apply if you decide to no longer participate in the Morgan Stanley Choice program. You should consult your Morgan Stanley Financial Advisor for details.

The total amount paid on surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payment or transfers from the Fixed Account Option for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner's bank account or Morgan Stanley Account. Please consult with your Morgan Stanley Financial Advisor for details.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Option, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $1000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the Contract minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, less any applicable charges and taxes.




INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date and occur on or before the later of:

..    the Annuitant's 90th Birthday, or

.. the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An "INCOME PLAN" is a series of scheduled payments to you or to someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payment for 10 years. After the Payout Start Date, you may not make


                                  19 PROSPECTUS
withdrawals (except as described below) or change your choice of Income Plan.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guaranteed periods result in lower income payments, all other things being equal. For example, if choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the annual investment rate we assumed when computing the variable income payments. The minimum amount you may withdraw under this feature is $1,000.

You may apply your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Option on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Option to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..  reduce the frequency of your payments so that each payment will be at least
   $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.


                                  20 PROSPECTUS

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by applying the Contract value by the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.




DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract owner dies, or

2. the Annuitant dies.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.

A request for payment of the death benefit must include "DUE PROOF OF DEATH." We will accept the following documentation as Due Proof of Death:

..   a certified copy of a death certificate,

..   a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

..   any other proof acceptable to us.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the death benefit, or

2. the sum of all purchase payments made less any amounts deducted in connection with partial withdrawals (including any withdrawal charges or applicable premium taxes), or

3. the Contract Value on the most recent DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, plus any purchase payments and less any amounts deducted in connection with any partial withdrawals (including any withdrawal charges or applicable premium taxes) since that Death Benefit Anniversary.

If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the Contract Value. We reserve the right to extend the 180 day period on a non-discriminatory basis.

A "Death Benefit Anniversary" is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


                                  21 PROSPECTUS

PERFORMANCE DEATH BENEFIT OPTION
The Performance Death Benefit is an optional benefit you may elect. If the Contract owner is a natural person, this option applies only on the death of the Contract owner. If the Contract owner is not a natural person, this option applies only on the death of the Annuitant. For contracts with the Performance Death Benefit Option, the death benefit will be the greater of (1) through (3) above, or (4) the Performance Death Benefit Option. If you select the Performance Death Benefit Option, the age of the oldest Contract owner and annuitant on the date we receive the completed application cannot exceed age 80.

The Performance Death Benefit on the date we issue the rider for this option ("Rider Date") is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit. We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately before the withdrawal, multiplied by
(ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal. In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will recalculate the Performance Death Benefit as described above until the oldest Contract owner (the oldest Annuitant, if the owner is not a natural person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals.


DEATH BENEFIT PAYMENTS
The New Owner will have the options described below except that if the New Owner took ownership as the Beneficiary, the New Owner's options will be subject to any restrictions previously placed upon the Beneficiary. If the sole New Owner is your spouse, the New Owner may:

1. elect to receive the death benefit in a lump sum, or

2. elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

.. the life of the New Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or

.. over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.

If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Option will be allocated to the Money Market Variable Sub-Account.
 Within 30 days of the date the Contract is continued, your surviving spouse may transfer all or a portion of the excess among the Variable Sub-Accounts without incurring a transfer fee. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any inimum allocation amount specified in your Contract. Only one spousal continuation is allowed under this Contract.

If the New Owner is not your spouse but is a natural person, or if there are multiple natural-person new Owners, the New Owner may:

1. elect to receive the death benefit in a lump sum, or

2. elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one of the date of death and must be payable throughout:

.. the life of the New Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or

.. over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.

If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death.
 The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).


                                  22 PROSPECTUS

Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5 year period. No additional purchase payments may be added to the Contract under this election.

If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner's named beneficiary(ies) will receive the remaining Contract Value.
 This amount must be received as a lump sum within 5 years of the date of the original Owner's death.

We reserve the right to offer additional options upon the death of Owner.

If the New Owner is a corporation, trust, or other non-natural person:

  (a) The New Owner may elect to receive the death benefit in a lump sum; or

(b) If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5 year period. No additional purchase payments may be added to the Contract under this election.

We reserve the right to offer additional options upon the death of Owner.

If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:

 (a) The Contract owner may elect to receive the death benefit in a lump sum; or

 (b) The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or

 (c) If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant's death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-natural person, the following apply:

  (a) The Contract owner may elect to receive the death benefit in a lump sum;
  or

  (b) If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death.

On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5 year period. No additional purchase payments may be added to the Contract under this election.

Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant's death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant.

The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax penalty may apply if the Contract Owner is under age 59 1/2. Any amount included in the Contract owner's gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.




MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE NEW YORK
Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York.


                                 23 PROSPECTUS

Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located in Farmingville, New York. Effective May 16, 2003, the Home Office address of Allstate New York will be 100 Motor Parkway, Hauppauge, NY 11788-5107.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurer claims paying ability, quality of investment portfolio, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+ rating to Allstate New York due to its group affiliation with Allstate Life. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating to Allstate New York and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate New York, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT
Allstate New York established the Allstate Life of New York Variable Annuity Account II on May 18, 1990. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


                                       24 PROSPECTUS

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


VOTING PRIVILEGES.
As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rate basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS.
We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST.
Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT

DISTRIBUTION.
The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley DW Inc. Morgan Stanley DW, a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., is located at 1585 Broadway, New York, New York 10036. Morgan Stanley DW is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay a maximum commission of 6% of all purchase payments to Morgan Stanley DW. We intend these commissions to cover distribution expenses. We may also pay an annual sales administration expense allowance of up to 0.125% of the average net assets of the Fixed Account to Morgan Stanley DW.


ADMINISTRATION.
We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract owner records;

.. Contract owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract owner reports.

We will send you Contract statements at least annually prior to the Payout Start Date. You should notify us promptly in writing of any address change. You should


                                  25 PROSPECTUS
read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.


LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.




                                  26 PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE
INSURANCE COMPANY OF NEW YORK
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (the "Code"). Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New

York may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions To The Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department


                                 27 PROSPECTUS
announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract Owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.




PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 28 PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;



                                 29 PROSPECTUS

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate New York can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA or Qualified Plan under which the decedent's surviving spouse is the beneficiary. Allstate New York does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA or Qualified Plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (only applies for IRAs),

.. made for qualified higher education expenses (only applies for IRAs), and



                                 30 PROSPECTUS

.. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.


ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Account. If an annuity is purchased inside of an Individual Retirement Account, then the annuitant must be the same person as the beneficial owner of the Individual Retirement Annuity. The death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the annuitant.


SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to


                                       31 PROSPECTUS
the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.
 Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.


                                  32 PROSPECTUS

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges. Performance advertisements also may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.


                                  33 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)

--------------------------------------------------------------------------------


For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X)
AGGRESSIVE EQUITY
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.156
 Number of Units Outstanding, End of Period                                  0
DIVIDEND GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.973
 Number of Units Outstanding, End of Period                                  0
EQUITY
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.191
 Number of Units Outstanding, End of Period                                  0
EUROPEAN GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.139
 Number of Units Outstanding, End of Period                                  0
GLOBAL ADVANTAGE
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.147
 Number of Units Outstanding, End of Period                                  0
GLOBAL DIVIDEND GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.211
 Number of Units Outstanding, End of Period                                  0
HIGH YIELD
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  9.202
 Number of Units Outstanding, End of Period                                  0
INCOME BUILDER
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.981
 Number of Units Outstanding, End of Period                                  0
INFORMATION
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.506
 Number of Units Outstanding, End of Period                                  0
LIMITED DURATION
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $ 10.234
 Number of Units Outstanding, End of Period                                  0

                                 34 PROSPECTUS


For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002

MONEY MARKET
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $ 10.031
 Number of Units Outstanding, End of Period                            824,936
PACIFIC GROWTH
 Accumulation Unit Value, Beginning of Period                         $10..000
 Accumulation Unit Value, End of Period                               $  7.512
 Number of Units Outstanding, End of Period                                  0
QUALITY INCOME PLUS
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $ 10.441
 Number of Units Outstanding, End of Period                                  0
S&P 500 INDEX
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.272
 Number of Units Outstanding, End of Period                                  0
STRATEGIST
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.997
 Number of Units Outstanding, End of Period                                  0
UTILITIES
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.642
 Number of Units Outstanding, End of Period                                  0
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)
MORGAN STANLEY UIF EMERGING MARKETS EQUITY
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.195
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF EQUITY GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.070
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF INTERNATIONAL MAGNUM
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.147
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF MID CAP GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.644
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF U.S. MID CAP CORE (1)
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.789
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  9.014
 Number of Units Outstanding, End of Period                                  0
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I)
VAN KAMPEN LIT COMSTOCK, CLASS I
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.172
 Number of Units Outstanding, End of Period                                  0


                                 35 PROSPECTUS


For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002

VAN KAMPEN LIT EMERGING GROWTH, CLASS I
 Accumulation Unit Value, Beginning of Period                         $  10.00
 Accumulation Unit Value, End of Period                               $  7.593
 Number of Units Outstanding, End of Period                                  0
AIM VARIABLE INSURANCE FUNDS (SERIES I)
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.165
 Number of Units Outstanding, End of Period                                  0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.903
 Number of Units Outstanding, End of Period                                  0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.009
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND (CLASS B) (2)
ALLIANCEBERNSTEIN GROWTH (2)
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.075
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN GROWTH AND INCOME (2)
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.125
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN PREMIER GROWTH (2)
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.103
 Number of Units Outstanding, End of Period                                  0
LSA VARIABLE SERIES TRUST
LSA AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.555
 Number of Units Outstanding, End of Period                                  0
PUTNAM VARIABLE TRUST (CLASS IB)
PUTNAM VT GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.232
 Number of Units Outstanding, End of Period                                  0
PUTNAM VT INTERNATIONAL EQUITY (3)
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.131
 Number of Units Outstanding, End of Period                                  0
-------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.564
 Number of Units Outstanding, End of Period                                  0
PUTNAM VT VOYAGER
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.019
 Number of Units Outstanding, End of Period                                  0


*Variable Sub-Accounts were first offered under the Contract on June 3, 2002. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of .60% and an administrative expense charge of .10%.

(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to the Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                  36 PROSPECTUS

(2) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(3) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.




                                  37 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (WITH PERFORMANCE DEATH BENEFIT)
--------------------------------------------------------------------------------






For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X)
AGGRESSIVE EQUITY
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.150
 Number of Units Outstanding, End of Period                                969
DIVIDEND GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.966
 Number of Units Outstanding, End of Period                                  0
EQUITY
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.185
 Number of Units Outstanding, End of Period                                342
EUROPEAN GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.133
 Number of Units Outstanding, End of Period                                  0
GLOBAL ADVANTAGE
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.141
 Number of Units Outstanding, End of Period                                  0
GLOBAL DIVIDEND GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.205
 Number of Units Outstanding, End of Period                                  0
HIGH YIELD
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.195
 Number of Units Outstanding, End of Period                                  0
INCOME BUILDER
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.974
 Number of Units Outstanding, End of Period                                890
INFORMATION
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.500
 Number of Units Outstanding, End of Period                                  0
LIMITED DURATION
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.226
 Number of Units Outstanding, End of Period                                784
MONEY MARKET
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.024
 Number of Units Outstanding, End of Period                                  0


                                 38 PROSPECTUS


For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002

PACIFIC GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.506
 Number of Units Outstanding, End of Period                                  0
QUALITY INCOME PLUS
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.434
 Number of Units Outstanding, End of Period                                  0
S&P 500 INDEX
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.266
 Number of Units Outstanding, End of Period                                  0
STRATEGIST
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.990
 Number of Units Outstanding, End of Period                                  0
UTILITIES
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.635
 Number of Units Outstanding, End of Period                                  0
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)
MORGAN STANLEY UIF EMERGING MARKETS EQUITY
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.189
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF EQUITY GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.064
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF INTERNATIONAL MAGNUM
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.141
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF MID CAP GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.638
 Number of Units Outstanding, End of Period                              1,033
MORGAN STANLEY UIF U.S. MID CAP CORE (1)
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.783
 Number of Units Outstanding, End of Period                                  0
MORGAN STANLEY UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.008
 Number of Units Outstanding, End of Period                                  0
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIT COMSTOCK, CLASS I
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.166
 Number of Units Outstanding, End of Period                              1,334
VAN KAMPEN LIT EMERGING GROWTH, CLASS I
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.587
 Number of Units Outstanding, End of Period                                  0


                                 39 PROSPECTUS


For the Period Beginning June 3* and Ending December 31,
VARIABLE SUB-ACCOUNT                                                    2002

AIM VARIABLE INSURANCE FUNDS (SERIES I)
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.159
 Number of Units Outstanding, End of Period                                  0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.897
 Number of Units Outstanding, End of Period                                  0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.003
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND (CLASS B) (2)
ALLIANCEBERNSTEIN GROWTH (2)
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.069
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN GROWTH AND INCOME (2)
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.119
 Number of Units Outstanding, End of Period                                  0
ALLIANCEBERNSTEIN PREMIER GROWTH (2)
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.097
 Number of Units Outstanding, End of Period                                  0
LSA VARIABLE SERIES TRUST
LSA AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.549
 Number of Units Outstanding, End of Period                                  0
PUTNAM VARIABLE TRUST (CLASS IB)
PUTNAM VT GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.226
 Number of Units Outstanding, End of Period                                  0
PUTNAM VT INTERNATIONAL EQUITY (3)
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.125
 Number of Units Outstanding, End of Period                                  0
PUTNAM VT SMALL CAP VALUE
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.558
 Number of Units Outstanding, End of Period                                  0
PUTNAM VT VOYAGER
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.013
 Number of Units Outstanding, End of Period                                  0


*Variable Sub-Accounts were first offered under the Contract on June 3, 2002. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of .73% and an administrative expense charge of .10%.

(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to the Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(3) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.






                                  40 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION
--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
     Purchase of Contracts
--------------------------------------------------------------------------------
     Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
        Net Investment Factor
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
     Incontestability
--------------------------------------------------------------------------------
     Settlements
--------------------------------------------------------------------------------
     Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
Experts
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.




                                       41 PROSPECTUS

                        PREFERRED CLIENT VARIABLE ANNUITY

Allstate Life Insurance Company of New York  Statement of Additional Information
Allstate Life of New York                                   Dated  May 1, 2003
Variable Annuity Account II

Customer Service
300 N. Milwaukee Ave.
Vernon Hills, IL 60061

1-800-256-9392

This Statement of Additional Information supplements the information in the prospectus for the Preferred Client Variable Annuity Contracts that we offer. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated May 1, 2003 for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above, or by calling or writing your Morgan Stanley Financial Advisor.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus for the Preferred Client Variable Annuity that we offer.




                                   TABLE OF CONTENTS






Description
-----------
Additions, Deletions or Substitutions of Investments
The Contract
         Purchase of Contracts
         Tax-free Exchanges (1035 Exchanges, Rollovers and
               Transfers)
Performance Information
Calculation of Accumulation Unit Values
        Net Investment Factor
        Calculation of Value of Income Payments
        Calculation of Annuity Unit Values
General Matters
         Incontestability
         Settlements
         Safekeeping of the Variable Account's Assets
Experts
Financial Statements


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We may add, delete, or substitute the Portfolio shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different mutual Portfolio if the shares of the Portfolio are no longer available for investment or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract owner's interest in a Variable Sub-Account until we have notified the Contract owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Portfolio of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.



THE CONTRACT

The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

Morgan Stanley DW Inc. is the principal underwriter and distributor of the Contracts. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts but we reserve the right to do so at any time.

For the Variable Account, we paid commissions to Morgan Stanley DW of $1,893,884.87, $852,268.11, and $1,311,202.78 for the years 2000, 2001 and 2002 respectively.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION

From time to time we may advertise the "standardized" and "non-standardized" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner. Also, please note that the performance figures do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                                1000 (1+T)n = ERV

where:

         T            =       average annual total return

         ERV          =       ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of 1, 5, or 10 year periods or shorter periods

         n            =      number of years in the period

         $1000        =       hypothetical $1,000 investment



The standardized total returns for the Variable Sub-Accounts available under the Contract for the periods ended December 31, 2002 are set out below.

The Preferred Client Contracts were first offered to the public on June 3, 2002. .. Accordingly, performance figures for Variable Sub-Accounts prior to that date reflect the historical performance of the Variable Sub-Accounts, adjusted to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contracts.

Variable Sub-Account Inception Dates:


Variable Sub-Account                                          Date
--------------------                                          ----

MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X):

Aggressive  Equity                                            May 3, 1999


Dividend Growth                                               September 24, 1991
Equity                                                        September 24, 1991
European Growth                                               September 24, 1991
Global Advantage                                              May 18, 1998
Global Dividend Growth                                        February 23, 1994
High Yield                                                    September 24, 1991
Income Builder                                                January 21, 1997
Information                                                   November 6, 2000
Limited Duration                                              May 3, 1999
Money Market                                                  October 25, 1990
Pacific Growth                                                February 23, 1994
Quality Income Plus                                           September 24, 1991
S&P 500 Index                                                 May 18, 1998
Strategist                                                    September 24, 1991
Utilities                                                     September 24, 1991


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:  (CLASS I)

Emerging Markets Equity                                       March 16, 1998
Equity Growth                                                 March 16, 1998
International Magnum                                          March 16, 1998
Mid Cap Growth                                                May 1, 2002
U.S Mid-Cap Core (1)                                          January 31, 2000
U.S. Real Estate                                              May 18, 1998

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I):

Comstock                                                      May 1, 2002
Emerging Growth                                               March 16, 1998

AIM VARIABLE INSURANCE FUNDS (SERIES I):

Capital Appreciation                                          May 1, 2000
Growth                                                        May 1, 2000
Premier Equity                                                May 1, 2000

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND (CLASS B):

Growth  (2)                                                   May 1, 2000
Growth and Income )2)                                         May 1, 2000
Premier Growth (2)                                            May 1, 2000


LSA VARIABLE SERIES TRUST

LSA Aggressive Growth                                         May 1, 2002


PUTNAM VARIABLE TRUST (CLASS IB):

Growth and Income                                             May 1, 2000
International Equity (3)                                      May 1, 2000
Small Cap Value                                               May 1, 2002
Voyager                                                       May 1, 2000


(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(3) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.




(WITHOUT THE PERFORMANCE DEATH BENEFIT OPTION)
                                                                                    10 Years or Since
Variable Sub-Account                                       1 Year       5 Year         Inception


Morgan Stanley Variable Investment Series
(Class X)
Aggressive Equity                                          -23.14%       N/A           -6.73%
Global Advantage                                           -21.37%       N/A          -10.31%
Dividend Growth                                            -18.59%     -2.49%          7.17%
Equity                                                     -21.76%      0.18%          9.33%
European Growth                                            -21.91%     -1.01%          10.28%
Global Dividend Growth                                     -13.13%     -0.07%          5.17%
High Yield                                                 -7.78%      -17.92%         -4.55%
Income Builder                                             -8.29%       0.20%          3.51%
Information                                                -43.48%       N/A          -43.03%
Limited Duration                                            3.33%        N/A           4.22%
Money Market                                                0.63%       3.51%          3.64%
Pacific Growth                                             -23.40%     -11.75%        -11.69%
Quality Income Plus                                         4.78%       5.22%          6.31%
S&P 500 Index                                              -23.03%       N/A           -4.58%
Strategist                                                 -10.52%      3.36%          6.46%
Utilities                                                  -23.40%     -4.49%          3.69%

The Universal Institutional Funds, Inc. (Class I)
Morgan Stanley UIF Emerging Markets Equity                 -9.54%        N/A           -7.17%
Morgan Stanley UIF Equity Growth                           -28.37%       N/A           -5.97%
Morgan Stanley UIF International Magnum                    -17.39%       N/A           -7.12%
Morgan Stanley UIF Mid Cap Growth (1)                        N/A         N/A          -26.42%
Morgan Stanley UIF U.S. Mid Cap Core (2)                   -28.53%       N/A          -12.18%
Morgan Stanley UIF U.S. Real Estate                        -1.48%        N/A           4.54%

Van Kampen Life Investment Trust (Class I)
Van Kampen LIT Comstock, Class I  (1)                        N/A         N/A          -18.99%
Van Kampen LIT Emerging Growth, Class I                    -32.96%       N/A           -0.08%

AIM Variable Insurance Funds (Series I)
AIM V.I. Capital Appreciation                              -24.88%       N/A          -24.14%
AIM V.I. Growth                                            -31.45%       N/A          -33.86%
AIM V.I. Premier Equity                                    -30.75%       N/A          -23.86%

AllianceBernstein Variable Products Series Fund (Class B) (3)
AllianceBernstein Growth (3)                               -28.77%       N/A          -26.37%
AllianceBernstein Growth and Income (3)                    -22.81%       N/A           -6.75%
AllianceBernstein Premier Growth (3)                       -31.32%       N/A          -26.19%

LSA Variable Series Trust
LSA Aggressive Growth (1)                                    N/A         N/A          -26.67%

Putnam Variable Trust (Class IB)
Putnam VT Growth and Income                                -19.55%       N/A           -7.55%
Putnam VT International Equity (4)                         -18.24%       N/A          -18.05%
Putnam VT Small Cap Value (1)                                N/A         N/A          -26.60%
Putnam VT Voyager                                          -27.04%       N/A          -25.33%

(1) Performance not annualized.

(2) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(3) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's
Portfolios made a corresponding change from "Alliance" to "AllianceBernstein."
Likewise, we have made a corresponding change in the name of the Variable
Sub-Account that invests in each of those Portfolios.

(4) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


(WITH THE PERFORMANCE DEATH BENEFIT OPTION)
                                                                                   10  Years or
                                                                                      Since
Variable Sub-Account                                       1 Year       5 Year       Inception

Morgan Stanley Variable Investment Series
(Class X)
Aggressive Equity                                          -23.24%       N/A           -6.85%
Global Advantage                                           -21.47%       N/A          -10.43%
Dividend Growth                                            -18.69%     -2.62%          7.03%
Equity                                                     -21.87%      0.05%          9.19%
European Growth                                            -22.01%     -1.14%          10.14%
Global Dividend Growth                                     -13.24%     -0.20%          5.04%
High Yield                                                 -7.90%      -18.02%         -4.67%
Income Builder                                             -8.40%       0.07%          3.38%
Information                                                -43.56%       N/A          -43.11%
Limited Duration                                            3.20%        N/A           4.08%
Money Market                                                0.50%       3.38%          3.51%
Pacific Growth                                             -23.50%     -11.86%        -11.80%
Quality Income Plus                                         4.64%       5.08%          6.17%
S&P 500 Index                                              -23.13%       N/A           -4.70%
Strategist                                                 -10.63%      3.23%          6.32%
Utilities                                                  -23.50%     -4.61%          3.55%

The Universal Institutional Funds, Inc. (Class I)
Morgan Stanley UIF Emerging Markets Equity                 -9.65%        N/A           -7.29%
Morgan Stanley UIF Equity Growth                           -28.46%       N/A           -6.09%
Morgan Stanley UIF International Magnum                    -17.50%       N/A           -7.24%
Morgan Stanley UIF Mid Cap Growth (1)                        N/A         N/A          -26.49%
Morgan Stanley UIF U.S. Mid Cap Core (2)                   -28.62%       N/A          -12.29%
Morgan Stanley UIF U.S. Real Estate                        -1.61%        N/A           4.41%


Van Kampen Life Investment Trust (Class I)
Van Kampen LIT Comstock, Class I (1)                         N/A         N/A          -19.06%
Van Kampen LIT Emerging Growth, Class I                    -33.04%       N/A           -0.21%

AIM Variable Insurance Funds (Series I)
AIM V.I. Capital Appreciation                              -24.98%       N/A          -24.24%
AIM V.I. Growth                                            -31.54%       N/A          -33.95%
AIM V.I. Premier Equity                                    -30.84%       N/A          -23.96%

AllianceBernstein Variable Products Series Fund (Class B) (3)
AllianceBernstein Growth (3)                               -28.86%       N/A          -26.47%
AllianceBernstein Growth and Income (3)                    -22.91%       N/A           -6.87%
AllianceBernstein Premier Growth (3)                       -31.41%       N/A          -26.29%


LSA Variable Series Trust
LSA Aggressive Growth (1)                                    N/A         N/A          -26.73%


Putnam Variable Trust (Class IB)
Putnam VT Growth and Income                                -19.66%       N/A           -7.67%
Putnam VT International Equity (4)                         -18.35%       N/A          -18.15%
Putnam VT Small Cap Value (1)                                N/A         N/A          -26.67%
Putnam VT Voyager                                          -27.14%       N/A          -25.43%


(1) Performance not annualized.

(2) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(3) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(4) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


NON-STANDARDIZED TOTAL RETURNS

From time to time, we also quote rates of return that may reflect changes in the values of each Variable Sub-Account's accumulation units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return may omit one or more charges. Such charges, if reflected, would reduce the performance shown.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

         Annualized Return = (1 + r 1/n) - 1

Where r = cumulative rate of return for the period shown, and n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an Accumulation Unit.

Cumulative rates of return reflect the cumulative change in value of an Accumulation Unit over the period shown. Year-by-year rates of return reflect the change in value of an Accumulation Unit during the course of each year shown. We compute these returns by dividing the Accumulation Unit Value at the end of each period shown, by the Accumulation Unit Value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 5 and 10 year periods, or period since inception of the Variable Sub-Account's or underlying Portfolio's operations, as well as other periods, such as year-to-date (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; and the "n" most recent calendar years.

Where Contracts (or optional riders) are first offered after the inception date of a Variable Sub-Account or Portfolio, the non-standardized performance will reflect the performance of the Variable Sub-Account or Portfolio, adjusted to reflect, to the extent indicated, the current contract charges (and available riders) under the Contracts as if they had been available throughout the periods shown.

The following list provides the inception date for the Portfolio corresponding to each of the Variable Sub-Accounts included in the tables.


                                                                       Inception Date of
Variable Sub-Account                                                   Corresponding Portfolio
--------------------                                                   -----------------------

MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X):

Aggressive  Equity                                                     May 3, 1999


Dividend Growth                                                        March 1, 1990
Equity                                                                 March 8, 1984
European Growth                                                        March 1, 1991
Global Advantage                                                       May 18, 1998
Global Dividend Growth                                                 February 22, 1994
High Yield                                                             March 8, 1984
Income Builder                                                         January 21, 1997
Information                                                            November 6, 2000
Limited Duration                                                       May 3, 1999
Money Market                                                           March 8, 1984
Pacific Growth                                                         February 22, 1994
Quality Income Plus                                                    March 2, 1987
S&P 500 Index                                                          May 18, 1998
Strategist                                                             March 2, 1987
Utilities                                                              March 1, 1990





THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)

Equity Growth                                                          January 2, 1997
Emerging Markets Equity                                                October 1, 1996
International Magnum                                                   January 2, 1997
Mid Cap Growth                                                         October 18, 1999
U.S. Mid-Cap Core                                                      January 2, 1997
U.S. Real Estate                                                       March 4, 1997

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS 1):

Comstock                                                               April 30, 1999
Emerging Growth                                                        July 3, 1995

AIM VARIABLE INSURANCE FUNDS:

Capital Appreciation                                                   May 5, 1993
Growth                                                                 May 5, 1993
Premier Equity                                                         May 5, 1993

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND:

Growth*                                                                September 15, 1994
Growth and Income*                                                     January 14, 1991
Premier Growth*                                                        June 26, 1992

LSA VARIABLE SERIES TRUST:

LSA Aggressive Growth                                                  August 14, 2001

PUTNAM VARIABLE TRUST:

Growth and Income**                                                    February 1, 1988
International Equity**                                                 January 2, 1997
Small Cap Value                                                        April 30, 1999
Voyager**                                                              February 1, 1988



* Each of the Portfolio's Class B shares (12b-1 class) were first offered on June 2, 1999 except for the 12b-1 class shares of the AllianceBernstein Premier Growth Fund, which were first offered on July 15, 1999. For periods prior to these dates, the performance shown is based on the historical performance of the Portfolio's Class A shares (non-12b-1 class), adjusted to reflect the current expenses of the 12b-1 class.

** The Portfolios' Class IB shares ("12b-1 Class") corresponding to the Putnam VT Growth and Income, International Equity, and Voyager Variable Sub-Accounts were first offered on April 6, 1998, April 30, 1998, and April 30, 1998 respectively. For periods prior to these dates, the performance shown is based on the historical performance of the Portfolios' Class 1A shares ("non 12b-1 class"), adjusted to reflect the current expenses of the Portfolios' 12b-1 class.


Adjusted Historical Total Returns

We may advertise non-standardized total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We calculate these "adjusted historical total returns" using the same method that we use to compute the standardized total returns, except that instead of using the Variable Sub-Account inception dates, we use the inception dates of the underlying Portfolios in which the Variable Sub-Accounts invest and adjust such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under each Contract. The adjusted historical total returns for the Variable Sub-Accounts using this method for the periods ended December 31, 2002 are set out below.


 (WITHOUT THE PERFORMANCE DEATH BENEFIT OPTION)

                                                                                             10 Years or Since
Variable Sub-Account                                                1 Year          5 Year      Inception
Morgan Stanley Variable Investment Series
(Class X)

Aggressive Equity                                                  -23.14%          N/A         - 6.73%
Global Advantage                                                   -21.37%          N/A         -10.31%
Dividend Growth                                                    -18.59%        -2.49%          7.17%
Equity                                                             -21.76%         0.18%          9.33%
European Growth                                                    -21.91%        -1.01%         10.28%
Global Dividend Growth                                             -13.13%        -0.07%          5.17%
High Yield                                                         - 7.78%       -17.92%         -4.55%
Income Builder                                                      -8.29%         0.20%          3.51%
Information                                                        -43.48%           N/A        -43.03%
Limited Duration                                                     3.33%           N/A          4.22%
Money Market                                                         0.63%         3.51%          3.64%
Pacific Growth                                                     -23.40%       -11.75%        -11.68%
Quality Income Plus                                                  4.78%         5.22%          6.31%
S&P 500 Index                                                      -23.03%           N/A         -4.58%
Strategist                                                         -10.52%          3.36%         6.46%
Utilities                                                          -23.40%         -4.49%         3.69%
The Universal Institutional Funds, Inc. (Class I)
Morgan Stanley UIF Emerging Markets Equity                          -9.54%         -5.89%        -5.16%
Morgan Stanley UIF Equity Growth                                   -28.37%         -2.79%         2.31%
Morgan Stanley UIF International Magnum                            -17.39%         -5.05%        -3.21%
Morgan Stanley UIF Mid Cap Growth                                  -31.64%            N/A       -14.28%
Morgan Stanley UIF U.S. Mid Cap Core (1)                           -28.53%          0.73%         6.40%
Morgan Stanley UIF U.S. Real Estate                                 -1.48%          3.62%         5.96%

Van Kampen Life Investment Trust (Class I)
Van Kampen LIT Comstock, Class I                                   -19.81%            N/A        -1.64%
Van Kampen LIT Emerging Growth, Class I                            -32.96%          2.44%         8.34%
AIM Variable Insurance Funds (Series I)
AIM V.I. Capital Appreciation                                      -24.88%          -2.94%        6.57%
AIM V.I. Growth                                                    -31.45%          -8.67%        3.08%
AIM V.I. Premier Equity                                            -30.75%          -2.87%        7.08%
AllianceBernstein Variable Products Series Fund (Class B) (2)
AllianceBernstein Growth (2)                                       -28.77%          -5.61%        6.81%
AllianceBernstein Growth and Income (2)                            -22.81%           2.73%       10.17%
AllianceBernstein Premier Growth (2)                               -31.32%          -2.21%        8.29%
LSA Variable Series Trust
LSA Aggressive Growth                                              -32.07%             N/A      -28.04%
Putnam Variable Trust (Class IB)
Putnam VT Growth and Income                                        -19.55%          -1.56%        7.71%
Putnam VT International Equity (3)                                 -18.24%           1.59%        3.74%
Putnam VT Small Cap Value                                          -18.84%             N/A        5.34%
Putnam VT Voyager                                                  -27.04%          -2.05%        7.62%

(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(3) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


(WITH PERFORMANCE DEATH BENEFIT OPTION)

                                                                                                                             10
                                                                                       10 Years or Since
Variable Sub-Account                                              1 Year     5 Year        Inception+
Morgan Stanley Variable Investment Series (Class X)
Aggressive Equity                                                -23.24%       N/A          -6.85%
Global Advantage                                                 -21.47%       N/A          -10.43%
Dividend Growth                                                  -18.69%      -2.62%         7.03%
Equity                                                           -21.87%      0.05%          9.19%
European Growth                                                  -22.01%      -1.14%        10.14%
Global Dividend Growth                                           -13.24%      -0.20%         5.04%
High Yield                                                        -7.90%     -18.02%        -4.67%
Income Builder                                                    -8.40%      0.07%          3.38%
Information                                                      -43.56%       N/A          -43.11%
Limited Duration                                                  3.20%        N/A           4.08%
Money Market                                                      0.50%       3.38%          3.51%
Pacific Growth                                                   -23.50%     -11.86%        -11.80%
Quality Income Plus                                               4.64%       5.08%          6.17%
S&P 500 Index                                                    -23.13%       N/A          -4.70%
Strategist                                                       -10.63%      3.23%          6.32%
Utilities                                                        -23.50%      -4.61%         3.55%

The Universal Institutional Funds, Inc. (Class I)
Morgan Stanley UIF Emerging Markets Equity                        -9.65%      -6.01%        -5.29%
Morgan Stanley UIF Equity Growth                                 -28.46%      -2.92%         2.18%
Morgan Stanley UIF International Magnum                          -17.50%      -5.18%        -3.33%
Morgan Stanley UIF Mid Cap Growth                                -31.73%       N/A          -14.39%
Morgan Stanley UIF U.S. Mid Cap Core (1)                         -28.62%      0.60%          6.26%
Morgan Stanley UIF U.S. Real Estate                               -1.61%      3.49%          5.82%

Van Kampen Life Investment Trust (Class I)
Van Kampen LIT Comstock                                          -19.92%       N/A          -1.76%
Van Kampen LIT Emerging Growth                                   -33.04%      2.31%          8.20%

 AIM Variable Insurance Funds (Series I)
AIM V.I. Capital Appreciation                                    -24.98%      -3.06%         6.43%
AIM V.I. Growth                                                  -31.54%      -8.78%         2.94%
AIM V.I. Premier Equity                                          -30.84%      -3.00%         6.94%

AllianceBernstein Variable Products Series Fund (Class B)
AllianceBernstein Growth (2)                                     -28.86%      -5.73%         6.67%
AllianceBernstein Growth and Income (2)                          -22.91%      2.59%         10.03%
AllianceBernstein Premier Growth (2)                             -31.41%      -2.34%         8.15%

LSA Variable Series Trust
LSA Aggressive Growth                                            -32.16%       N/A          -28.14%

Putnam Variable Trust (Class IB)
Putnam VT Growth and Income (3)                                  -19.66%      -1.69%         7.57%
Putnam VT International Equity (3)                               -18.35%      1.46%          3.60%
Putnam VT Small Cap Value (3)                                    -18.95%       N/A           5.20%
Putnam VT Voyager (3)                                            -27.14%      -2.18%         7.48%



(1) Effective May 1, 2003, the Morgan Stanley UIF Mid Cap Value Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) Effective May 1, 2003, the Alliance Variable Products Series Fund changed its name to AllianceBernstein Variable Products Series Fund. Each of that Fund's Portfolios made a corresponding change from "Alliance" to "AllianceBernstein." Likewise, we have made a corresponding change in the name of the Variable Sub-Account that invests in each of those Portfolios.

(3) Effective May 1, 2003, the Putnam VT International Growth Fund changed its name to Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


CALCULATION OF ACCUMULATION UNIT VALUES

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Variable Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

       (A) is the sum of:

          (1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

          (2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;

       (B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

       (C) is the annualized mortality and expense risk and administrative expense charges divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.



CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS

INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract owner(s) death (or Annuitant's death if there is a non-natural Contract owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Variable Sub-Accounts.

The Portfolios do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.


EXPERTS

The financial statements of Allstate Life Insurance Company of New York as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Allstate Life of New York Variable Annuity Account II as of December 31, 2002 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 2002 and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and related financial statement schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2002 and 2001, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2002. Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 5, 2003

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                    --------------------------------------------

(IN THOUSANDS)                                                                          2002            2001            2000
                                                                                    ------------    ------------    ------------
REVENUES
Premiums (net of reinsurance ceded of $8,269, $5,494, $5,491)                       $     90,869    $    104,068    $    104,316
Contract charges                                                                          50,082          41,241          41,885
Net investment income                                                                    232,967         204,467         176,539
Realized capital gains and losses                                                        (10,172)          2,158          (5,181)
                                                                                    ------------    ------------    ------------
                                                                                         363,746         351,934         317,559
                                                                                    ------------    ------------    ------------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $2,987, $2,269, $715)                178,163         185,449         178,960
Interest credited to contractholder funds                                                 87,555          73,956          54,339
Amortization of deferred policy acquisition costs                                         23,535           7,187          13,744
Operating costs and expenses                                                              37,339          31,266          23,985
                                                                                    ------------    ------------    ------------
                                                                                         326,592         297,858         271,028
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE                                                         37,154          54,076          46,531
Income tax expense                                                                        12,975          18,517          15,616
                                                                                    ------------    ------------    ------------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                         24,179          35,559          30,915
                                                                                    ------------    ------------    ------------
Cumulative effect of change in accounting for derivative financial
  instruments, after-tax                                                                       -            (147)              -
                                                                                    ------------    ------------    ------------
NET INCOME                                                                                24,179          35,412          30,915
                                                                                    ------------    ------------    ------------

OTHER COMPREHENSIVE INCOME, AFTER TAX
Change in unrealized net capital gains and losses                                         50,660             753          88,008
                                                                                    ------------    ------------    ------------
COMPREHENSIVE INCOME                                                                $     74,839    $     36,165    $    118,923
                                                                                    ============    ============    ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                                    DECEMBER 31,
                                                                                           ------------------------------

(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                          2002             2001
                                                                                           -------------    -------------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $3,283,274 and $2,678,265)       $   3,736,416    $   2,894,461
   Mortgage loans                                                                                323,142          242,727
   Short-term                                                                                    104,200           57,507
   Policy loans                                                                                   33,758           33,160
                                                                                           -------------    -------------
      Total investments                                                                        4,197,516        3,227,855

Cash                                                                                              21,686            7,375
Deferred policy acquisition costs                                                                166,925          156,615
Accrued investment income                                                                         42,197           33,601
Reinsurance recoverables                                                                           2,146            2,327
Current income taxes receivable                                                                      914                -
Other assets                                                                                      10,244           13,800
Separate Accounts                                                                                537,204          602,657
                                                                                           -------------    -------------
        TOTAL ASSETS                                                                       $   4,978,832    $   4,044,230
                                                                                           =============    =============

LIABILITIES
Reserve for life-contingent contract benefits                                              $   1,556,627    $   1,307,289
Contractholder funds                                                                           2,051,429        1,438,640
Current income taxes payable                                                                           -            6,049
Deferred income taxes                                                                             94,771           64,612
Other liabilities and accrued expenses                                                           188,371          164,399
Payable to affiliates, net                                                                         5,471              427
Reinsurance payable to parent                                                                      1,144            1,181
Separate Accounts                                                                                537,204          602,657
                                                                                           -------------    -------------
        TOTAL LIABILITIES                                                                      4,435,017        3,585,254
                                                                                           -------------    -------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100,000 shares authorized and outstanding                             2,500            2,500
Additional capital paid-in                                                                        55,787           45,787
Retained income                                                                                  315,873          291,694
Accumulated other comprehensive income:
   Unrealized net capital gains and losses                                                       169,655          118,995
                                                                                           -------------    -------------
        Total accumulated other comprehensive income                                             169,655          118,995
                                                                                           -------------    -------------
        TOTAL SHAREHOLDER'S EQUITY                                                               543,815          458,976
                                                                                           -------------    -------------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                         $   4,978,832    $   4,044,230
                                                                                           =============    =============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                       DECEMBER 31,
                                                                      ----------------------------------------------
(IN THOUSANDS)                                                            2002            2001             2000
                                                                      -------------   -------------    -------------
COMMON STOCK                                                          $       2,500   $       2,500    $       2,500
                                                                      -------------   -------------    -------------

ADDITIONAL CAPITAL PAID IN
Balance, beginning of year                                                   45,787          45,787           45,787
Capital contribution                                                         10,000               -                -
                                                                      -------------   -------------    -------------
Balance, end of year                                                         55,787          45,787           45,787
                                                                      -------------   -------------    -------------

RETAINED INCOME
Balance, beginning of year                                                  291,694         256,282          225,367
Net income                                                                   24,179          35,412           30,915
                                                                      -------------   -------------    -------------
Balance, end of year                                                        315,873         291,694          256,282
                                                                      -------------   -------------    -------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                  118,995         118,242           30,234
Change in unrealized net capital gains and losses                            50,660             753           88,008
                                                                      -------------   -------------    -------------
Balance, end of year                                                        169,655         118,995          118,242
                                                                      -------------   -------------    -------------

TOTAL SHAREHOLDER'S EQUITY                                            $     543,815   $     458,976    $     422,811
                                                                      =============   =============    =============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------------------

(IN THOUSANDS)                                                                             2002            2001          2000
                                                                                      --------------   -----------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                            $       24,179   $    35,412  $       30,915
Adjustments to reconcile net income to net cash provided by operating activities
     Amortization and other non-cash items                                                   (48,233)      (50,375)        (45,051)
     Realized capital gains and losses                                                        10,172        (2,158)          5,181
     Cumulative effect of change in accounting for derivative financial instruments                -           147               -
     Interest credited to contractholder funds                                                87,555        73,956          54,339
     Changes in:
         Life-contingent contract benefits and contractholder funds                           48,192        67,917          73,191
         Deferred policy acquisition costs                                                   (33,316)      (44,007)        (25,303)
         Income taxes                                                                         (4,083)        5,429           4,305
         Other operating assets and liabilities                                                4,352       (14,095)        (11,916)
                                                                                      --------------   -----------  --------------
             Net cash provided by operating activities                                        88,818        72,226          85,661
                                                                                      --------------   -----------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                               242,113       231,977         164,125
Investment collections
     Fixed income securities                                                                 215,774        94,121          42,449
     Mortgage loans                                                                           17,012        15,460          15,681
Investments purchases
     Fixed income securities                                                              (1,039,671)     (650,545)       (516,908)
     Mortgage loans                                                                          (97,076)      (50,200)        (55,914)
Change in short-term investments, net                                                        (13,972)       10,361          16,139
Change in other investments, net                                                               1,526             -               -
Change in policy loans, net                                                                     (598)       (1,388)           (663)
                                                                                      --------------   -----------  --------------
             Net cash used in investing activities                                          (674,892)     (350,214)       (335,091)
                                                                                      --------------   -----------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                                                          10,000             -               -
Contractholder fund deposits                                                                 760,116       474,849         408,711
Contractholder fund withdrawals                                                             (169,731)     (191,648)       (158,254)
                                                                                      --------------   -----------  --------------
             Net cash provided by financing activities                                       600,385       283,201         250,457
                                                                                      --------------   -----------  --------------

NET INCREASE IN CASH                                                                          14,311         5,213           1,027
CASH AT BEGINNING OF YEAR                                                                      7,375         2,162           1,135
                                                                                      --------------   -----------  --------------
CASH AT END OF YEAR                                                                   $       21,686   $     7,375  $        2,162
                                                                                      ==============   ===========  ==============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION
     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform to the 2002 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities, totaled $5.4 million for 2002. Non-cash transactions of $256 thousand have been excluded from investment purchases and sales for 2001 on the Statements of Cash Flows to conform to current period presentation. There were no exchanges or modifications in 2001 or 2000 and no non-cash transactions in 2000.

NATURE OF OPERATIONS
     The Company markets a diversified group of products to meet customers' lifetime needs in the areas of financial protection and retirement solutions in the state of New York through exclusive Allstate agencies, financial services firms, direct marketing and specialized brokers. The Company's products include term life insurance; whole life and universal life insurance; annuities such as fixed annuities, market value adjusted annuities and treasury-linked annuities; variable annuities; immediate annuities; and other protection products such as accidental death and hospital indemnity. Although the Company currently benefits from agreements with financial service entities that market and distribute its products, change in control of these non-affiliated entities with which the Company has distribution agreements could negatively impact the Company's sales.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. From time to time, Congress has considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the federal income tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to deferred and immediate annuities, and life insurance, including interest-sensitive life insurance. Recent proposals to eliminate the double taxation of dividends and to permit the establishment of tax-free lifetime savings and retirement savings accounts could substantially reduce the tax-advantaged nature of many insurance products. If such proposals were to be adopted, they could have a material adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, recent changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
     Fixed income securities include bonds and asset-backed and mortgage-backed securities. All fixed income securities are carried at fair value and are classified as available for sale. The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models which utilize internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. Periodic changes in fair values are reported as a component of Other comprehensive income net of deferred taxes, certain life and annuity deferred policy acquisition costs and certain reserves for life-contingent benefits and are reclassified to Net income only when supported by the consummation of a transaction with an unrelated third party, or when declines in fair values are deemed other than temporary. Cash received from calls, principal payments and make-whole payments is reflected as a component of Proceeds from sales, and cash received from maturities and pay-downs is reflected as a component of Investment collections on the Statements of Cash Flows.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally include the reinvestment of collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral. Other investments, which consist primarily of policy loans, are carried at the unpaid principal balances.

     Investment income consists of interest that is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company writes down to fair value any fixed income security that is classified as other than temporarily impaired in the period the security is deemed to be other than temporarily impaired. Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest; 3) the duration and extent to which the fair value has been less than amortized cost for fixed income securities; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

DERIVATIVE FINANCIAL INSTRUMENTS
     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $147 thousand, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Statements of Operations and Comprehensive Income.

     The statements require that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through Net income. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     The Company manages interest rate risk by holding financial futures contracts that are derivative financial instruments and by a re-investment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (See Note 3). Derivatives are accounted for on a fair value basis, and reported as Other assets or Other liabilities and accrued expenses, as appropriate. Beginning in January 2001, hedge accounting is not applied to the strategies which utilize the financial futures contracts for interest rate risk management purposes. Therefore, the gains and losses pertaining to the change in the fair value of the financial futures contracts and the re-investment risk related transfer reinsurance agreement are recognized in Realized capital gains and losses during the period on a current basis.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

SECURITIES LOANED
     Securities loaned are treated as financing arrangements and are recorded in Short-term investments, Fixed income securities and Other liabilities and accrued expenses at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED
     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life insurance contracts, such as universal life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as Contractholder funds deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as Contractholder funds. Contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrender charges. These revenues are recognized when levied against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed rates.

     Variable annuity contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts account values for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred include guaranteed minimum death benefits paid on variable annuity contracts.

DEFERRED POLICY ACQUISITION COSTS
     The Company establishes a deferred asset for certain costs that vary with and are primarily related to acquiring business. These costs, principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and recorded as Deferred policy acquisition costs ("DAC"). All other acquisition expenses are charged to operations as incurred and included in Operating costs and expenses on the Statements of Operations and Comprehensive Income. DAC is periodically reviewed as to recoverability and written down when necessary.

     For traditional life insurance and other premium paying contracts, such as immediate annuities with life contingencies and limited payment contracts, these costs are amortized over the premium paying period of the related policies in proportion to the estimated revenue on such business. Assumptions relating to estimated

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

revenue, as well as to all other aspects of the DAC and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the contracts.

     For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life insurance, variable annuities and investment contracts, DAC is amortized in relation to the present value of estimated gross profits ("EGP") on such business over the estimated lives of the contracts. Generally, the amortization period ranges from 15-30 years, however an assumed surrender rate is also used which results in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of EGP. EGP consists of the following components: margins from mortality, including guaranteed minimum death and income benefits, investment margin, including realized capital gains and losses, and contract administration, surrender and other contract charges less maintenance expenses. The estimation of EGP requires judgment, including the forecasting of highly uncertain events such as the level of surrenders at the end of a surrender charge period and, in some cases, future equity market performance. In estimating the impact of highly uncertain events, the Company considers historical experience as well as current trends.

     In particular, a significant degree of judgment is involved with estimating future levels of EGP for the Company's variable annuity contracts as future fee income and guaranteed minimum death benefits ("GMDBs") are highly sensitive to equity market performance. The Company's variable annuity DAC amortization methodology includes a long-term market return assumption for account values of approximately 9.25%, or 8.0% after average mortality and expense fees of 1.25%. When market returns vary from the 8.0% long-term expectation or mean, the Company assumes a reversion to the mean over a seven-year period, which includes two prior years and five future years. The assumed returns over this period are limited to a range between 0% to 13.25% after mortality and expense fees. The costs associated with GMDBs are included in EGP. Generally, less DAC is amortized during periods in which the GMDBs are higher than projected. However, if projected GMDBs cause DAC to be not fully recoverable, DAC will be written down to an amount deemed recoverable.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC. All such adjustments are reflected in the current results of operations.

     The Company currently performs quarterly reviews of DAC recoverability for interest-sensitive life insurance, variable annuities and investment contracts in the aggregate using current assumptions. Future volatility in the equity markets of similar or greater magnitude may result in disproportionate changes in the amortization of DAC. If a change in the amount of EGP is significant, it could result in the unamortized DAC not being recoverable, resulting in a charge which is reflected as a component of Amortization of deferred policy acquisitions costs on the Statements of Operations and Comprehensive Income.

REINSURANCE RECOVERABLES
     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (See Note 8). The amounts reported in the Statements of Financial Position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

     The Company has a reinsurance treaty through which it cedes primarily re-investment related risk on its structured settlement annuities to ALIC. The terms of this treaty meet the accounting definition of a derivative under SFAS No. 133. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value, and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

changes in the fair value of the treaty are recognized in Realized capital gains and losses. Premiums paid to ALIC are included in Operating costs and expenses (See Note 3).

INCOME TAXES
     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

SEPARATE ACCOUNTS
     The assets and liabilities related to variable annuity contracts are legally segregated and recorded as assets and liabilities of the Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense risk charges reflected as Contract charges. Deposits to the Separate Accounts are not included in the Statements of Cash Flows.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the underlying mutual funds of the Separate Accounts may not meet their stated investment objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
   The Reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, are computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Mortality, morbidity and termination assumptions are based on Company and industry experience prevailing at the time of issue, and expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium paying period. Future investment yield assumptions are determined at the time of issue based upon prevailing investment yields as well as forecasted reinvestment yields. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserve is recorded as a reduction in Unrealized net capital gains and losses included in Accumulated other comprehensive income.

CONTRACTHOLDER FUNDS
     Contractholder funds arise from the issuance of interest-sensitive life insurance policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal provisions on contractholder funds are outlined in Note 6.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS
     Commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position. The contractual amounts and fair values of these instruments are outlined in Note 5.

USE OF ESTIMATES
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

PENDING ACCOUNTING STANDARDS

     On July 31, 2002, the American Institute of Certified Public Accountants issued an exposure draft Statement of Position ("SOP") entitled "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". The accounting guidance contained in the proposed SOP applies to several of the Company's products and product features. The proposed effective date of the SOP is fiscal years beginning after December 15, 2003, with earlier adoption encouraged. If adopted early, the provisions of the SOP must be applied as of the beginning of the fiscal year. Accordingly, if the SOP were adopted during an interim period of 2003, prior interim periods would be restated. A provision of the proposed SOP requires the establishment of a liability in addition to the account balance for contracts and contract features that provide guaranteed death or other insurance benefits. The finalized SOP may also require a liability for guaranteed income benefits. These liabilities are not currently recognized by the Company, and their establishment may have a material impact on the Statements of Operations and Comprehensive Income depending on the market conditions at the time of adoption, but is not expected to have a material impact on the Company's Statements of Financial Position.

     The FASB has exposed guidance that addresses the accounting for certain modified coinsurance agreements. The guidance has been exposed as FASB Interpretation of Statement 133 Implementation Issue No. B36, "Embedded
Derivatives: Bifurcation of a Debt Instrument That Incorporates Both Interest Rate Risk and Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of That Instrument." The proposed guidance requires recognizing an embedded derivative in certain reinsurance agreements when certain conditions are met. The initial impact of adopting the proposed guidance would be recorded as a cumulative adjustment to Net income in the first fiscal quarter beginning after June 15, 2003. The Company has no reinsurance arrangements that would be subject to the proposed guidance. Accordingly, the potential impact of recognizing embedded derivatives pursuant to the requirements of the proposed guidance is expected to be immaterial to both the Company's Statements of Financial Position and Statements of Operations and Comprehensive Income.

3.   RELATED PARTY TRANSACTIONS

REINSURANCE
     The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks and to reduce re-investment related risk on its structured settlement annuity business. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (See Note 8). Additionally, the Company entered into a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity reserve balance, which was $1.75 billion at December 31, 2002. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. During 2002, the Company ceded premium to ALIC of $2.4 million related to structured settlement annuities that is included in Operating costs and expenses.

STRUCTURED SETTLEMENT ANNUITIES
     The Company issued $23.8 million, $23.7 million and $16.2 million of structured settlement annuities, a type of immediate annuity, in 2002, 2001 and 2000, respectively, at prices based upon interest rates in effect at the time of issuance, to fund structured settlement annuities in matters involving AIC. Of these amounts, $7.5 million, $4.9 million and $4.5 million relate to structured settlement annuities with life contingencies and are included in premium income in 2002, 2001 and 2000, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years. In most cases, these annuities were issued to Allstate Settlement Corporation ("ASC") for cases issued prior to July 1, 2001 and to Allstate Assignment Company ("AAC") for cases issued after July 1, 2001. Both are subsidiaries of ALIC, which, under a "qualified assignment", assumed AIC's obligation to make the future payments to annuitants.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities covered by the surety bonds were $1.43 billion and $1.40 billion at December 31, 2002 and 2001, respectively.

BUSINESS OPERATIONS
     The Company utilizes services performed by its affiliates, AIC, ALIC and Allstate Investments LLC as well as business facilities owned or leased, and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $34.9 million, $26.6 million and $15.6 million in 2002, 2001 and 2000, respectively. A portion of these expenses relate to the acquisition of business and are deferred and amortized over the contract period.

DEBT
     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the intercompany loan agreement at December 31, 2002 and 2001, respectively.

BROKER/DEALER AGREEMENT
     Beginning May 1, 2000, the Company receives underwriting and distribution services from Allstate Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, for certain variable annuity contracts sold pursuant to a joint venture agreement between the Company and a third party which was dissolved in 2002. The Company incurred $4.2 million, $10.5 million and $10.9 million of commission expenses and other distribution expenses payable to ADLLC during 2002, 2001 and 2000, respectively. Other distribution expenses include administrative, legal, financial management and sales support that the Company provides to ADLLC, for which the Company earned administration fees of $83 thousand and $127 thousand for the years ended December 31, 2002 and 2001, respectively. The Company did not earn administration fees in 2000. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program offered on variable annuities, for which ADLLC reimbursed the Company $60 thousand, $855 thousand and $549 thousand for the years ended December 31, 2002, 2001 and 2000, respectively.

INCOME TAXES
     The Company is a party to a federal income tax allocation agreement with the Corporation (See note 10).

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

4.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

(IN THOUSANDS)                                                           GROSS UNREALIZED
                                                   AMORTIZED      --------------------------------        FAIR
                                                     COST             GAINS             LOSSES            VALUE
                                                 -------------    --------------    --------------    --------------
AT DECEMBER 31, 2002
U.S. government and agencies                     $     431,768    $      176,323    $            -    $      608,091
Municipal                                              119,041             7,135               (20)          126,156
Corporate                                            1,894,805           208,475           (25,384)        2,077,896
Foreign government                                     187,833            54,381                 -           242,214
Mortgage-backed securities                             594,087            30,185            (1,010)          623,262
Asset-backed securities                                 55,740             3,058                (1)           58,797
                                                 -------------    --------------    --------------    --------------
     Total fixed income securities               $   3,283,274    $      479,557    $      (26,415)   $    3,736,416
                                                 =============    ==============    ==============    ==============

AT DECEMBER 31, 2001
U.S. government and agencies                     $     419,492    $       96,208    $         (517)   $      515,183
Municipal                                              150,543             3,695               (47)          154,191
Corporate                                            1,467,636            96,973           (18,492)        1,546,117
Foreign government                                     160,115            21,710               (16)          181,809
Mortgage-backed securities                             425,635            16,737              (228)          442,144
Asset-backed securities                                 54,844             1,081              (908)           55,017
                                                 -------------    --------------    --------------    --------------
     Total fixed income securities               $   2,678,265    $      236,404    $      (20,208)   $    2,894,461
                                                 =============    ==============    ==============    ==============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2002:

                                                                    AMORTIZED             FAIR
(IN THOUSANDS)                                                        COST                VALUE
                                                                 ----------------    ----------------
Due in one year or less                                          $         27,257    $         27,695
Due after one year through five years                                     360,767             385,498
Due after five years through ten years                                    804,754             873,129
Due after ten years                                                     1,440,669           1,768,035
                                                                 ----------------    ----------------
                                                                        2,633,447           3,054,357
Mortgage- and asset-backed securities                                     649,827             682,059
                                                                 ----------------    ----------------
  Total                                                          $      3,283,274    $      3,736,416
                                                                 ================    ================

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment, mortgage- and asset-backed securities have not been reflected based on their contractual maturities.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

NET INVESTMENT INCOME

(IN THOUSANDS)                                                                  YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------
                                                                        2002             2001             2000
                                                                    --------------   --------------   --------------
Fixed income securities                                             $      214,920   $      189,793   $      160,919
Mortgage loans                                                              20,336           16,677           14,899
Other                                                                        4,501            6,762            5,829
                                                                    --------------   --------------   --------------
    Investment income, before expense                                      239,757          213,232          181,647
    Investment expense                                                       6,790            8,765            5,108
                                                                    --------------   --------------   --------------
    Net investment income                                           $      232,967   $      204,467 $        176,539
                                                                    ==============   ==============   ==============

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

(IN THOUSANDS)                                                                  YEAR ENDED DECEMBER 31,
                                                                         2002             2001              2000
                                                                    -------------     ------------     -------------
Fixed income securities                                             $     (11,886)    $      1,514     $      (5,820)
Mortgage loans                                                                419              166               697
Other                                                                       1,295              478               (58)
                                                                    -------------     ------------     -------------
   Realized capital gains and losses                                      (10,172)           2,158            (5,181)
   Income taxes                                                             3,677             (764)            1,866
                                                                    -------------     ------------     -------------
   Realized capital gains and losses, after-tax                     $      (6,495)    $      1,394     $      (3,315)
                                                                    =============     ============     =============

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

(IN THOUSANDS)                                                                  YEAR ENDED DECEMBER 31,
                                                                        2002             2001              2000
                                                                    -------------     ------------     -------------
Investment write-downs                                              $     (15,760)    $     (1,371)    $      (3,789)
Sales
     Fixed income securities                                                3,874            2,885            (2,031)
     Other                                                                  1,499              478               (58)
                                                                    -------------     ------------     -------------
     Total sales                                                            5,373            3,363            (2,089)

Valuation of derivative instruments                                          (204)              -                -
Realized capital gains and losses on other securities                         419              166               697
                                                                    -------------     ------------     -------------
     Realized capital gains and losses                                    (10,172)           2,158            (5,181)
     Income taxes                                                           3,677             (764)            1,866
                                                                    -------------     ------------     -------------
     Realized capital gains and losses, after-tax                   $      (6,495)    $      1,394     $      (3,315)
                                                                    =============     ============     =============

     Excluding calls and prepayments, gross gains of $11.7 million, $7.4 million and $3.0 million and gross losses of $7.8 million, $4.5 million and $5.0 million were realized on sales of fixed income securities during 2002, 2001 and 2000, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2002 are as follows:

(IN THOUSANDS)                                                               GROSS UNREALIZED
                                                            FAIR       -----------------------------    UNREALIZED
                                                            VALUE         GAINS           LOSSES         NET GAINS
                                                         ------------  -------------    ------------  --------------
Fixed income securities                                  $  3,736,416  $     479,557    $    (26,415) $      453,142
                                                         ============  =============    ============
Deferred income taxes, deferred policy acquisition
   costs and other                                                                                          (283,487)
                                                                                                      --------------
Unrealized net capital gains and losses                                                               $      169,655
                                                                                                      ==============

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

(IN THOUSANDS)                                                                         YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------------------
                                                                               2002              2001              2000
                                                                          --------------    --------------    --------------
Fixed income securities                                                   $      236,946    $          151    $      161,716
Deferred income taxes, deferred policy acquisition costs and other              (186,286)              602           (73,708)
                                                                          --------------    --------------    --------------
   Increase in unrealized net capital gains and losses                    $       50,660    $          753    $       88,008
                                                                          ==============    ==============    ==============

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
     Pretax provisions for investment losses, principally relating to write-downs on fixed income securities, were $15.8 million, $1.3 million and $3.1 million in 2002, 2001 and 2000, respectively.

MORTGAGE LOAN IMPAIRMENT
     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2002 or 2001.

     There were no valuation allowance balances at December 31, 2002 or 2001. The valuation allowance for mortgage loans at December 31, 2000 was $119 thousand. Net reductions to the mortgage loan valuation allowances were $119 thousand and $481 thousand for the years ended December 31, 2001 and 2000, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION
     The Company maintains a diversified portfolio of municipal bonds that represents 3.4% of the Company's fixed income security portfolio. Except for the following states, holdings in no other state exceeded 5.0% of the portfolio at December 31:

(% of municipal bond portfolio carrying value)                   2002          2001
                                                               --------     ---------
     California                                                   21.0%         15.0%
     Texas                                                        20.3             -
     Pennsylvania                                                 11.7          12.8
     Ohio                                                         10.0           7.2
     Delaware                                                      8.9             -
     Illinois                                                        -          10.8
     Missouri                                                        -           8.6
     Florida                                                         -           8.2
     Alaska                                                          -           6.5
     Mississippi                                                     -           6.4
     Utah                                                            -           5.2

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5.0% of the portfolio at December 31:

(% of commercial mortgage portfolio carrying value)              2002          2001
                                                               --------     ---------
     California                                                   20.8%         24.9%
     New York                                                     18.3          22.1
     Illinois                                                     17.7          14.3
     New Jersey                                                   14.4          17.8
     Pennsylvania                                                 12.5          13.4

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

(% of commercial mortgage portfolio carrying value)              2002          2001
                                                               --------     ---------
     Office buildings                                              23.3%         26.9%
     Retail                                                        28.2          25.5
     Warehouse                                                     17.7          19.5
     Apartment complex                                             19.8          18.4
     Industrial                                                     2.9           3.9
     Other                                                          8.1           5.8
                                                               --------     ---------
                                                                  100.0%        100.0%
                                                               ========     =========

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2002, are as follows:

                                NUMBER OF LOANS         CARRYING VALUE       PERCENT
                             ---------------------   --------------------   ----------
                                                       (IN THOUSANDS)
           2003                       -              $                  -            -%
           2004                       1                               911          0.3
           2005                       2                             6,238          1.9
           2006                       5                            29,615          9.2
           2007                       5                            15,320          4.7
           Thereafter                 65                          271,058         83.9
                             ---------------------   --------------------   ----------
                  Total               78             $            323,142        100.0%
                             =====================   ====================   ==========

     In 2002, $763 thousand of commercial mortgage loans were contractually due and paid.

SECURITIES LENDING
     The Company participates in securities lending programs, primarily as an investment yield enhancement, with third parties, such as large brokerage firms. At December 31, 2002 and 2001, fixed income securities with a carrying value of $160.0 million and $140.3 million, respectively, have been loaned under these lending agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments and Fixed income securities with an offsetting liability recorded in Other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $370 thousand, $572 thousand and $109 thousand, for the years ending December 31, 2002, 2001 and 2000, respectively.

SECURITIES ON DEPOSIT
     At December 31, 2002, fixed income securities with a carrying value of $2.3 million were on deposit with regulatory authorities as required by law.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

5.   FINANCIAL INSTRUMENTS
     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including Deferred policy acquisition costs and Reinsurance recoverables) and liabilities (including Reserve for life-contingent contract benefits and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
     The carrying value and fair value of financial assets at December 31, are as follows:

(IN THOUSANDS)                                                 2002                               2001
                                                  -------------------------------     ------------------------------
                                                     CARRYING           FAIR            CARRYING           FAIR
                                                      VALUE             VALUE             VALUE            VALUE
                                                  -------------     -------------     -------------    -------------
Fixed income securities                           $   3,736,416     $   3,736,416     $   2,894,461    $   2,894,461
Mortgage loans                                          323,142           355,578           242,727          247,670
Short-term investments                                  104,200           104,200            57,507           57,507
Policy loans                                             33,758            33,758            33,160           33,160
Separate Accounts                                       537,204           537,204           602,657          602,657

     The fair value of publicly traded fixed income securities is based on independent market quotations or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models which utilized internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the Statements of Financial Position at fair value based on independent market quotations.

FINANCIAL LIABILITIES
     The carrying value and fair value of financial liabilities at December 31, are as follows:

(IN THOUSANDS)                                                   2002                              2001
                                                     ------------------------------    -----------------------------
                                                       CARRYING           FAIR          CARRYING           FAIR
                                                        VALUE             VALUE           VALUE            VALUE
                                                     -------------     ------------    ------------     ------------
Contractholder funds on investment contracts         $   1,778,022     $  2,026,492    $  1,173,357     $  1,155,665
Separate Accounts                                          537,204          537,204         602,657          602,657

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges and immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate Accounts liabilities are carried in the Statements of Financial Position at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS
     The Company utilizes financial futures contracts to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

for trading purposes. Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures to manage its market risk related to forecasted investment purchases and sales.

     Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins. The Company pledged securities with a fair value of $176 thousand as collateral at December 31, 2002.

     The fair value of the re-investment related risk transfer reinsurance agreement is based on valuation models which utilize independent third party data as inputs.

     The following table summarizes the notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments:

                                                                                            CARRYING
                                         NOTIONAL         CREDIT           FAIR               VALUE
(IN THOUSANDS)                            AMOUNT         EXPOSURE          VALUE          (LIABILITIES)
                                       ------------    ------------     -----------       -------------
AT DECEMBER 31, 2002
Financial futures contracts            $      6,000    $          -     $       (26)      $         (26)
Structured settlement annuity
 reinsurance agreement                            -               -            (209)               (209)

     At December 31, 2001, the Company did not hold any derivative financial instruments.

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses as financial futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require daily cash settlement of margins.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     A summary of the contractual amounts and fair values of off-balance-sheet financial instruments at December 31, 2002 is presented below. There were no off-balance-sheet financial instruments at December 31, 2001.

                                                                     CONTRACTUAL
                                                                        AMOUNT             FAIR VALUE
                                                                  -------------------   -----------------
(IN THOUSANDS)
Commitments to purchase private placement securities              $             2,500   $               -
Commitments to extend mortgage loans                                           11,500                 115

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Private placement commitments represent conditional commitments to purchase private placement debt at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made, as the terms and conditions of the underlying private placement securities are not yet final.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

6.   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

(IN THOUSANDS)                                                          2002             2001
                                                                    -------------    -------------
Immediate annuities:
   Structured settlement annuities                                  $   1,471,278    $   1,224,391
   Other immediate annuities                                                5,334            5,079
Traditional life                                                           77,504           75,082
Other                                                                       2,511            2,737
                                                                    -------------    -------------
   Total Reserve for life-contingent contract benefits              $   1,556,627    $   1,307,289
                                                                    =============    =============

     The following table highlights the key assumptions generally utilized in calculating the Reserve for life-contingent contract benefits:

        PRODUCT                         MORTALITY                   INTEREST RATE             ESTIMATION METHOD
Structured settlement        U.S. population with projected      Interest rate            Present value of
annuities                    calendar year improvements; age     assumptions range        contractually specified
                             rated up for impaired lives         from 5.7% to 9.5%        future benefits
                             grading to standard

Other immediate              1983 group annuity mortality        Interest rate            Present value of expected
annuities                    table                               assumptions range        future benefits based on
                                                                 from 3.0% to 11.5%       historical experience

Traditional life             Actual Company experience plus      Interest rate            Net level premium reserve
                             loading                             assumptions range        method using the
                                                                 from 4.0% to 8.0%        Company's withdrawal
                                                                                          experience rates

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, premium deficiency reserves are established and have been recorded for certain immediate annuities with life contingencies. A liability of $149.5 million and $13.5 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2002 and 2001, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     At December 31, Contractholder funds consist of the following:

(IN THOUSANDS)                                                          2002             2001
                                                                    -------------    -------------
Interest-sensitive life                                             $     275,360    $     256,462
Investment contracts:
   Immediate annuities                                                    448,402          440,788
   Fixed annuities                                                      1,327,667          741,390
                                                                    -------------    -------------
   Total Contractholder funds                                       $   2,051,429    $   1,438,640
                                                                    =============    =============

     Contractholder funds activity for the year ended December 31, was as follows:

(IN THOUSANDS)                                                          2002             2001
                                                                    -------------    -------------
Balance, beginning of year                                          $   1,438,640    $   1,109,181
   Deposits                                                               759,378          474,849
   Surrenders and withdrawals                                            (116,485)         (92,039)
   Death benefits                                                         (17,257)         (10,623)
   Interest credited to contractholder funds                               87,555           73,956
   Transfers (to) from Separate Accounts                                  (35,981)         (88,986)
   Other adjustments                                                      (64,421)         (27,698)
                                                                    -------------    -------------
Balance, end of year                                                $   2,051,429    $   1,438,640
                                                                    =============    =============

     The following table highlights the key contract provisions relating to Contractholder funds:

           PRODUCT                         INTEREST RATE                       WITHDRAWAL/SURRENDER CHARGES
Interest-sensitive life           Interest rates credited range       Either a percentage of account balance or
insurance                         from 5.0% to 6.3%                   dollar amount grading off generally over 20
                                                                      years

Fixed annuities                   Interest rates credited range       Either a declining or a level percentage
                                  from 2.4% to 9.8% for               charge generally over nine years or less.
                                  immediate annuities and 3.2%        Additionally, approximately 0.8% of deferred
                                  to 7.2% for deferred annuities      annuities are subject to a market value
                                                                      adjustment

Other investment contracts        Interest rates credited range       Not applicable
                                  from 1.5% to 2.0%

7.   DEFERRED POLICY ACQUISITION COSTS

     Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 2002 and 2001 are as follows:

(IN THOUSANDS)                                                    2002                 2001
                                                             ----------------     ----------------
Balance, beginning of year                                   $        156,615     $        124,601
   Acquisition costs deferred                                          56,852               51,194
   Amortization charged to income                                     (23,535)              (7,187)
   Effect of unrealized gains and losses                              (23,007)             (11,993)
                                                             ----------------     ----------------
Balance, end of year                                         $        166,925     $        156,615
                                                             ================     ================

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

8.   REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The Company assumes a closed block of variable annuity business from an unaffiliated insurance company.

     Beginning in 2002, the Company cedes 80% of the mortality risk on certain term life policies to a pool of eight unaffiliated reinsurers. Mortality risk on policies in excess of $250 thousand per life are ceded to ALIC.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. (See Note 3 for discussion of reinsurance agreements with ALIC.) The effects of reinsurance on premiums and contract charges for the year ended December 31, were as follows:

(IN THOUSANDS)                                                           2002             2001              2000
                                                                    -------------     ------------     -------------
PREMIUMS AND CONTRACT CHARGES
Direct                                                              $     148,749     $    150,163     $     150,498
Assumed - non-affiliate                                                       471              640             1,194
Ceded
  Affiliate                                                                (7,057)          (4,617)           (4,621)
  Non-affiliate                                                            (1,212)            (877)             (870)
                                                                    -------------     ------------     -------------
    Premiums and contract charges, net of reinsurance               $     140,951     $    145,309     $     146,201
                                                                    =============     ============     =============

     The effects of reinsurance on contract benefits and interest credited to contractholder funds for the year ended December 31, were as follows:

(IN THOUSANDS)                                                           2002             2001              2000
                                                                    -------------     ------------     -------------
CONTRACT BENEFITS AND INTEREST CREDITED TO CONTRACTHOLDER
 FUNDS
Direct                                                              $     268,620     $    261,504     $     234,053
Assumed - non-affiliate                                                        85              170               (39)
Ceded
  Affiliate                                                                  (901)            (945)             (492)
  Non-affiliate                                                            (2,086)          (1,324)             (223)
                                                                    -------------     ------------     -------------
    Contract benefits and interest credited to contractholder
       funds, net of reinsurance                                    $     265,718     $    259,405     $     233,299
                                                                    =============     ============     =============

     Included in reinsurance recoverables at December 31, 2002 and 2001 are the net amounts owed to ALIC of $588 thousand and $890 thousand, respectively. The table above excludes $2.4 million of premiums ceded to ALIC during 2002 under the terms of the structured settlement annuity reinsurance treaty (See Note 3).

9.   COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS

     The Company is subject to changing social, economic and regulatory conditions. State and federal regulatory initiatives and proceedings have varied and have included efforts to remove barriers preventing banks from engaging in the securities and insurance businesses, to change tax laws affecting the taxation of insurance companies and the tax treatment of insurance products which may impact the relative desirability of various personal investment products, and to expand overall regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, the outcome of some legal proceedings that involve AIC regarding the Allstate agencies may have an impact on the Company.

     AIC is defending various lawsuits involving worker classification issues. Examples of these lawsuits include a number of putative class actions challenging the overtime exemption claimed by AIC under the Fair Labor Standards Act or state wage and hour laws. These class actions mirror similar lawsuits filed recently against other carriers in the industry and other employers. Another example involves the worker classification of staff working in agencies. In this putative class action, plaintiffs seek damages under the Employee Retirement Income Security Act ("ERISA") and the Racketeer Influenced and Corrupt Organizations Act alleging that agency secretaries were terminated as employees by AIC and rehired by agencies through outside staffing vendors for the purpose of avoiding the payment of employee benefits. A putative nationwide class action filed by former employee agents also includes a worker classification issue; these agents are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. AIC has been vigorously defending these and various other worker classification lawsuits. The outcome of these disputes is currently uncertain.

     In addition, on August 6, 2002, a petition was filed with the National Labor Relations Board ("NLRB") by the United Exclusive Allstate Agents, Office and Professional Employees International Union (the "OPEIU"), seeking certification as the collective bargaining representative of all Allstate agents in the United States. On December 2, 2002, the Chicago Regional Director of the NLRB dismissed the petition, agreeing with AIC's position that the agents are independent contractors, not employees, and that, consequently, the NLRB lacks jurisdiction over the issue. The OPEIU has requested that the NLRB in Washington, D.C. review the dismissal by the Chicago Regional Director. The request for appeal has not been accepted yet. If it is, AIC will vigorously oppose the appeal. The outcome is currently uncertain.

     AIC is also defending certain matters relating to its agency program reorganization announced in 1999. These matters include an investigation by the U.S. Department of Labor and a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") with respect to allegations of retaliation under the Age Discrimination in Employment Act, the Americans with Disabilities Act and Title VII of the Civil Rights Act of 1964. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, breach of contract and age discrimination. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. In addition, AIC is defending certain matters relating to its life agency program reorganization announced in 2000. These matters include an investigation by the EEOC with respect to allegations of age discrimination and retaliation. AIC is cooperating fully with the agency investigation and will continue to vigorously defend these and other claims related to the life agency program reorganization. The outcome of these disputes is currently uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the potential target of an increasing number of class action lawsuits and other types of litigation, some of which involve claims for substantial and/or indeterminate amounts (including punitive and treble damages) and the outcomes of which are unpredictable. This litigation is based on a variety of issues including insurance and claim settlement practices. However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

10.  INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     Prior to July 1, 1995, the Corporation was a subsidiary of Sears, Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. On January 27, 1995, to reflect the separation of the Corporation from Sears, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1996 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

                                                             2002               2001
                                                        --------------     --------------
(IN THOUSANDS)
DEFERRED ASSETS
Life and annuity reserves                               $       48,386     $       51,989
Discontinued operations                                            345                366
Premium installment receivable                                   1,955                  -
Other assets                                                     1,174              1,046
Other postretirement benefits                                        -                261
                                                        --------------     --------------

      Total deferred assets                                     51,860             53,662
                                                        --------------     --------------

DEFERRED LIABILITIES
Deferred policy acquisition costs                              (53,156)           (44,950)
Unrealized net capital gains                                   (91,353)           (64,074)
Difference in tax bases of investments                          (1,348)            (6,980)
Prepaid commission expense                                        (504)              (561)
Other liabilities                                                 (270)            (1,709)
                                                        --------------     --------------

      Total deferred liabilities                              (146,631)          (118,274)
                                                        --------------     --------------

      Net deferred liability                            $      (94,771)    $      (64,612)
                                                        ==============     ==============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumptions that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31 are as follows:

(IN THOUSANDS)                                           2002            2001             2000
                                                     -----------     ------------     ------------
Current                                              $    10,095     $      7,412     $     12,901
Deferred                                                   2,880           11,105            2,715
                                                     -----------     ------------     ------------
      Total income tax expense                       $    12,975     $     18,517     $     15,616
                                                     ===========     ============     ============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The Company paid income taxes of $17.1 million, $13.1 million and $11.3 million in 2002, 2001 and 2000, respectively. The Company had a current income tax receivable of $914 thousand at December 31, 2002 and a current income tax liability of $6.0 million at December 31, 2001.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                          2002               2001              2000
                                                     --------------     -------------     -------------
Statutory federal income tax                                   35.0%             35.0%             35.0%
State income tax expense                                        1.2               0.4               1.0
Other                                                          (1.3)             (1.2)             (2.4)
                                                     --------------     -------------     -------------
Effective income tax                                           34.9%             34.2%             33.6%
                                                     ==============     =============     =============

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2002, approximately $389 thousand, will result in federal income taxes payable of $136 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

11.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                    NET INCOME                       SHAREHOLDER'S EQUITY
                                                      ----------------------------------------    ---------------------------
(IN THOUSANDS)                                           2002           2001           2000           2002           2001
                                                      ----------     ----------    -----------    -----------    ------------
Balance per GAAP                                      $   24,179     $   35,412    $    30,915    $   543,815    $    458,976
Unrealized gain/loss on fixed income securities                -              -              -       (453,142)       (216,196)
Deferred policy acquisition costs                        (32,295)       (45,834)       (25,528)      (166,925)       (156,615)
Deferred income taxes                                      5,169          7,490          2,177        131,616          64,612
Employee benefits                                            509           (372)           (92)           184            (441)
Reserves and non-admitted assets                             126         15,060         18,551        205,935          94,412
Separate Accounts                                              -              -              -          4,515             474
Other                                                      3,489           (921)            65          4,421             (95)
                                                      ----------     ----------    -----------    -----------    ------------
Balance per statutory accounting practices            $    1,177     $   10,835    $    26,088    $   270,419    $    245,127
                                                      ==========     ==========    ===========    ===========    ============

     Effective January 1, 2001, the State of New York required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual ("Codification") subject to any deviations prescribed or permitted by the State of New York insurance superintendent.

     The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The State of New York has recently adopted Statement of Statutory Accounting Principles ("SSAP") No. 10, Income Taxes, which is effective for statutory-basis financial statements filed as of December

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

31, 2002 and thereafter. The Company reported an increase to surplus of $11.4 million effective December 31, 2002 to reflect the adoption of SSAP No. 10 by the State of New York as a result of recognizing a net deferred tax asset.

DIVIDENDS
     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in accordance with statutory accounting practices, for the immediately preceding calendar year. The maximum amount of dividends that the Company can distribute during 2003 without prior approval of the New York State Insurance Department is $16.3 million. In the twelve-month period beginning January 1, 2002, the Company did not pay any dividends.

RISK-BASED CAPITAL
     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2002, RBC for the Company was significantly above a level that would require regulatory action.

12.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS
     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     Defined pension plans, sponsored by AIC, cover most domestic full-time and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated cost to the Company included in net income was $518 thousand for the pension plans in 2002. The allocated benefit to the Company included in net income was $87 thousand and $62 thousand for the pension plans in 2001 and 2000, respectively.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $439 thousand, $304 thousand and $80 thousand for postretirement benefits other than pension plans in 2002, 2001 and 2000, respectively.

PROFIT SHARING PLAN
     Employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $1.3 million, $374 thousand and $198 thousand in 2002, 2001 and 2000, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

13.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

(IN THOUSANDS)

                                                                         2002
                                                    ----------------------------------------------

  UNREALIZED CAPITAL GAINS AND LOSSES AND NET                                         After-
LOSSES ON DERIVATIVE FINANCIAL INSTRUMENTS:           Pretax           Tax              tax
                                                    -------------  --------------  ----------------
   Unrealized holding gains arising during the
     period                                         $      69,350  $      (24,274) $         45,076
   Less: reclassification adjustments                      (8,590)          3,006            (5,584)
                                                    -------------  --------------  ----------------
   Unrealized net capital gains                            77,940         (27,280)           50,660
                                                    -------------  --------------  ----------------

   Other comprehensive income                       $      77,940  $      (27,280) $         50,660
                                                    =============  ==============  ================

(IN THOUSANDS)

                                                                        2001
                                                    ----------------------------------------------

  UNREALIZED CAPITAL GAINS AND LOSSES AND NET                                           After-
LOSSES ON DERIVATIVE FINANCIAL INSTRUMENTS:            Pretax           Tax               tax
                                                    -------------  --------------   ----------------
   Unrealized holding gains arising during the
     period                                         $       1,457  $         (510)  $            947
   Less: reclassification adjustments                         299            (105)               194
                                                    -------------  --------------   ----------------
   Unrealized net capital gains                             1,158            (405)               753
                                                    -------------  --------------   ----------------
   Net losses on derivative financial
     instruments arising during the period                    (51)             18                (33)

   Less: reclassification adjustments for
     derivative financial instruments                         (51)             18                (33)
                                                    -------------  --------------   ----------------
   Net losses on derivative financial instruments               -               -                  -
                                                    -------------  --------------   ----------------

   Other comprehensive income                       $       1,158  $         (405)  $            753
                                                    =============  ==============   ================

(IN THOUSANDS)

                                                                        2000
                                                    ----------------------------------------------

  UNREALIZED CAPITAL GAINS AND LOSSES AND NET                                           After-
LOSSES ON DERIVATIVE FINANCIAL INSTRUMENTS:            Pretax           Tax               tax
                                                    -------------  --------------   ----------------
   Unrealized holding gains arising during the
     period                                         $     129,754  $      (45,414)  $         84,340
   Less: reclassification adjustments                      (5,643)          1,975             (3,668)
                                                    -------------  --------------   ----------------
   Unrealized net capital gains                           135,397         (47,389)            88,008
                                                    -------------  --------------   ----------------

   Other comprehensive income                       $     135,397  $      (47,389)  $         88,008
                                                    =============  ==============   ================

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE

(IN THOUSANDS)

                                                              GROSS                                       NET
YEAR ENDED DECEMBER 31, 2002                                  AMOUNT                CEDED                AMOUNT
----------------------------------------------           ----------------      ---------------      ----------------
Life insurance in force                                  $     18,981,787      $     3,404,525      $     15,577,262
                                                         ================      ===============      ================

Premiums and contract charges:
     Life and annuities                                  $        139,593      $         7,406      $        132,187
     Accident and health                                            9,627                  863                 8,764
                                                         ----------------      ---------------      ----------------
                                                         $        149,220      $         8,269      $        140,951
                                                         ================      ===============      ================

                                                              GROSS                                        NET
YEAR ENDED DECEMBER 31, 2001                                  AMOUNT                CEDED                AMOUNT
----------------------------------------------           ----------------      ---------------      ----------------
Life insurance in force                                  $     17,584,475      $     2,189,352      $     15,395,123
                                                         ================      ===============      ================

Premiums and contract charges:
     Life and annuities                                  $        141,420      $         4,606      $        136,814
     Accident and health                                            9,383                  888                 8,495
                                                         ----------------      ---------------      ----------------
                                                         $        150,803      $         5,494      $        145,309
                                                         ================      ===============      ================

                                                              GROSS                                       NET
YEAR ENDED DECEMBER 31, 2000                                  AMOUNT                CEDED                AMOUNT
----------------------------------------------           ----------------      ---------------      ----------------
Life insurance in force                                  $     15,916,421      $     1,592,962      $     14,323,459
                                                         ================      ===============      ================

Premiums and contract charges:
     Life and annuities                                  $        143,550      $         4,706      $        138,844
     Accident and health                                            8,142                  785                 7,357
                                                         ----------------      ---------------      ----------------
                                                         $        151,692      $         5,491      $        146,201
                                                         ================      ===============      ================

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                                   BALANCE AT         CHARGED TO                           BALANCE AT
                                                   BEGINNING          COSTS AND                              END OF
                                                   OF PERIOD           EXPENSES          DEDUCTIONS          PERIOD
                                                 -------------      -------------      -------------     --------------
YEAR ENDED DECEMBER 31, 2002

Allowance for estimated losses
   on mortgage loans                             $           -      $           -      $           -     $            -
                                                 =============      =============      =============     ==============

YEAR ENDED DECEMBER 31, 2001

Allowance for estimated losses
   on mortgage loans                            $         119      $           -      $         119     $            -
                                                 =============      =============      =============     ==============

YEAR ENDED DECEMBER 31, 2000

Allowance for estimated losses
   on mortgage loans                             $         600      $           -      $         481     $          119
                                                 =============      =============      =============     ==============

                                  --------------------------------------------
                                  ALLSTATE LIFE OF
                                  NEW YORK
                                  VARIABLE ANNUITY
                                  ACCOUNT II

                                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002
                                  AND FOR THE PERIODS ENDED DECEMBER 31, 2002
                                  AND DECEMBER 31, 2001, AND INDEPENDENT
                                  AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Annuity Account II (the "Account") as of December 31, 2002, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Annuity Account II as of December 31, 2002, the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 7, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------

                                                        Morgan Stanley Variable Investment Series Sub-Accounts
                                             -----------------------------------------------------------------------------

                                               Aggressive      Dividend                        European          Global
                                                 Equity         Growth          Equity          Growth         Advantage
                                             -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                    $   1,533,858   $  35,108,075   $  22,849,451   $   9,447,689   $   1,159,364
                                             -------------   -------------   -------------   -------------   -------------

    Total assets                             $   1,533,858   $  35,108,075   $  22,849,451   $   9,447,689   $   1,159,364
                                             =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                           $   1,533,858   $  35,022,126   $  22,786,426   $   9,424,644   $   1,159,364
Contracts in payout (annuitization) period              --          85,949          63,025          23,045              --
                                             -------------   -------------   -------------   -------------   -------------

    Total net assets                         $   1,533,858   $  35,108,075   $  22,849,451   $   9,447,689   $   1,159,364
                                             =============   =============   =============   =============   =============

FUND SHARE INFORMATION
    Number of shares                               194,899       3,244,739       1,285,121         728,426         205,926
                                             =============   =============   =============   =============   =============

    Cost                                     $   2,901,337   $  51,658,731   $  43,304,119   $  14,026,115   $   2,160,113
                                             =============   =============   =============   =============   =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                              Morgan Stanley Variable Investment Series Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                 Global
                                                Dividend            High             Income
                                                 Growth             Yield            Builder         Information    Limited Duration
                                             ---------------   ---------------   ---------------   ---------------  ----------------
ASSETS
Investments at fair value                    $     9,355,738   $     1,398,393   $     1,949,736   $        39,978  $      3,457,179
                                             ---------------   ---------------   ---------------   ---------------  ----------------

    Total assets                             $     9,355,738   $     1,398,393   $     1,949,736   $        39,978  $      3,457,179
                                             ===============   ===============   ===============   ===============  ================

NET ASSETS
Accumulation units                           $     9,327,947   $     1,388,937   $     1,949,736   $        39,978  $      3,457,179
Contracts in payout (annuitization) period            27,791             9,456                --                --                --
                                             ---------------   ---------------   ---------------   ---------------  ----------------

    Total net assets                         $     9,355,738   $     1,398,393   $     1,949,736   $        39,978  $      3,457,179
                                             ===============   ===============   ===============   ===============  ================

FUND SHARE INFORMATION
    Number of shares                                 947,896         1,370,974           207,861            13,416           339,939
                                             ===============   ===============   ===============   ===============  ================

    Cost                                     $    11,705,994   $     5,178,957   $     2,284,078   $       104,629  $      3,455,535
                                             ===============   ===============   ===============   ===============  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------

                                                         Morgan Stanley Variable Investment Series Sub-Accounts
                                             -----------------------------------------------------------------------------

                                                                                Quality
                                                 Money          Pacific          Income         S&P 500
                                                 Market         Growth            Plus           Index         Strategist
                                             -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                    $  26,849,098   $   1,016,407   $  23,353,909   $   5,148,309   $  18,497,015
                                             -------------   -------------   -------------   -------------   -------------

    Total assets                             $  26,849,098   $   1,016,407   $  23,353,909   $   5,148,309   $  18,497,015
                                             =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                           $  26,819,156   $   1,011,814   $  23,183,254   $   5,148,309   $  18,417,574
Contracts in payout (annuitization) period          29,942           4,593         170,655              --          79,441
                                             -------------   -------------   -------------   -------------   -------------

    Total net assets                         $  26,849,098   $   1,016,407   $  23,353,909   $   5,148,309   $  18,497,015
                                             =============   =============   =============   =============   =============

FUND SHARE INFORMATION
    Number of shares                            26,849,098         331,077       2,230,555         640,337       1,496,522
                                             =============   =============   =============   =============   =============

    Cost                                     $  26,849,098   $   1,730,111   $  23,357,187   $   7,427,577   $  21,994,838
                                             =============   =============   =============   =============   =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
                                             Morgan Stanley
                                                Variable
                                               Investment
                                                 Series                      Morgan Stanley Variable Investment
                                              Sub-Accounts                  Series (Class Y Shares) Sub-Accounts
                                             --------------   -----------------------------------------------------------------

                                                                Aggressive       Dividend                          European
                                                              Equity (Class    Growth (Class    Equity (Class    Growth (Class
                                                Utilities        Y Shares)       Y Shares)         Y Shares)       Y Shares)
                                             --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at fair value                    $    9,652,238   $      343,580   $    1,924,707   $      982,232   $      381,873
                                             --------------   --------------   --------------   --------------   --------------

    Total assets                             $    9,652,238   $      343,580   $    1,924,707   $      982,232   $      381,873
                                             ==============   ==============   ==============   ==============   ==============

NET ASSETS
Accumulation units                           $    9,512,027   $      343,580   $    1,924,707   $      982,232   $      381,873
Contracts in payout (annuitization) period          140,211               --               --               --               --
                                             --------------   --------------   --------------   --------------   --------------

    Total net assets                         $    9,652,238   $      343,580   $    1,924,707   $      982,232   $      381,873
                                             ==============   ==============   ==============   ==============   ==============

FUND SHARE INFORMATION
    Number of shares                                877,476           43,824          178,049           55,337           29,580
                                             ==============   ==============   ==============   ==============   ==============

    Cost                                     $   14,848,763   $      387,785   $    2,345,958   $    1,158,864   $      457,079
                                             ==============   ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                     Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                            ----------------------------------------------------------------------------------------
                                                                    Global
                                                 Global            Dividend           High             Income          Information
                                            Advantage (Class    Growth (Class     Yield (Class     Builder (Class        (Class
                                               Y Shares)           Y Shares)        Y Shares)         Y Shares)         Y Shares)
                                            ----------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                   $         20,733   $       366,407   $        77,890   $       522,384   $        15,493
                                            ----------------   ---------------   ---------------   ---------------   ---------------

    Total assets                            $         20,733   $       366,407   $        77,890   $       522,384   $        15,493
                                            ================   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                          $         20,733   $       366,407   $        77,890   $       522,384   $        15,493
Contracts in payout (annuitization) period                --                --                --                --                --
                                            ----------------   ---------------   ---------------   ---------------   ---------------

    Total net assets                        $         20,733   $       366,407   $        77,890   $       522,384   $        15,493
                                            ================   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
    Number of shares                                   3,696            37,312            76,363            55,810             5,217
                                            ================   ===============   ===============   ===============   ===============

    Cost                                    $         25,564   $       404,970   $        97,970   $       531,918   $        26,275
                                            ================   ===============   ===============   ===============   ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                     Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                             ---------------------------------------------------------------------------------------
                                                                                                      Quality
                                                 Limited           Money             Pacific           Income            S&P 500
                                             Duration (Class    Market (Class     Growth (Class      Plus (Class      Index (Class
                                                Y Shares)         Y Shares)         Y Shares)         Y Shares)         Y Shares)
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                    $     1,786,395   $     2,092,798   $        23,759   $     3,107,065   $     1,066,022
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                             $     1,786,395   $     2,092,798   $        23,759   $     3,107,065   $     1,066,022
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                           $     1,786,395   $     2,092,798   $        23,759   $     3,107,065   $     1,066,022
Contracts in payout (annuitization) period                --                --                --                --                --
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets                         $     1,786,395   $     2,092,798   $        23,759   $     3,107,065   $     1,066,022
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
    Number of shares                                 175,826         2,092,798             7,790           297,043           133,253
                                             ===============   ===============   ===============   ===============   ===============

    Cost                                     $     1,785,252   $     2,092,798   $        29,553   $     3,094,586   $     1,255,456
                                             ===============   ===============   ===============   ===============   ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                     Morgan Stanley
                                                Variable Investment Series
                                               (Class Y Shares) Sub-Accounts           AIM Variable Insurance Funds Sub-Accounts
                                            ----------------------------------   ---------------------------------------------------

                                            Strategist (Class  Utilities (Class  AIM V. I. Capital     AIM V. I.        AIM V. I.
                                                Y Shares)         Y Shares)        Appreciation         Growth        Premier Equity
                                            -----------------  ----------------  -----------------  ---------------  ---------------
ASSETS
Investments at fair value                   $       1,863,212  $        496,531  $         296,847  $       289,153  $       878,580
                                            -----------------  ----------------  -----------------  ---------------  ---------------

    Total assets                            $       1,863,212  $        496,531  $         296,847  $       289,153  $       878,580
                                            =================  ================  =================  ===============  ===============

NET ASSETS
Accumulation units                          $       1,863,212  $        496,531  $         296,847  $       289,153  $       878,580
Contracts in payout (annuitization) period                 --                --                 --               --               --
                                            -----------------  ----------------  -----------------  ---------------  ---------------

    Total net assets                        $       1,863,212  $        496,531  $         296,847  $       289,153  $       878,580
                                            =================  ================  =================  ===============  ===============

FUND SHARE INFORMATION
    Number of shares                                  150,867            45,180             18,067           25,589           54,166
                                            =================  ================  =================  ===============  ===============

    Cost                                    $       2,049,944  $        680,997  $         492,326  $       501,812  $     1,393,074
                                            =================  ================  =================  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     LSA Variable        Putnam
                                                          Alliance Variable Product                  Series Trust     Variable Trust
                                                          Series Fund Sub-Accounts                    Sub-Account      Sub-Accounts
                                             ---------------------------------------------------    ---------------   --------------

                                                                   Alliance                             LSA
                                                Alliance           Growth &      Alliance Premier     Aggressive        VT Growth
                                                 Growth             Income            Growth            Growth         and Income
                                             ---------------   ---------------   ----------------   ---------------   --------------
ASSETS
Investments at fair value                    $       277,279   $     3,376,302   $        535,138   $        24,741   $      754,481
                                             ---------------   ---------------   ----------------   ---------------   --------------

    Total assets                             $       277,279   $     3,376,302   $        535,138   $        24,741   $      754,481
                                             ===============   ===============   ================   ===============   ==============

NET ASSETS
Accumulation units                           $       277,279   $     3,376,302   $        535,138   $        24,741   $      754,481
Contracts in payout (annuitization) period                --                --                 --                --               --
                                             ---------------   ---------------   ----------------   ---------------   --------------

    Total net assets                         $       277,279   $     3,376,302   $        535,138   $        24,741   $      754,481
                                             ===============   ===============   ================   ===============   ==============

FUND SHARE INFORMATION
    Number of shares                                  23,699           204,748             30,951             3,860           40,476
                                             ===============   ===============   ================   ===============   ==============

    Cost                                     $       465,341   $     4,210,687   $        954,253   $        26,749   $      963,359
                                             ===============   ===============   ================   ===============   ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      The Universal Institutional
                                                      Putnam Variable Trust Sub-Accounts                Funds, Inc. Sub-Accounts
                                             ---------------------------------------------------   ---------------------------------

                                                                                                     UIF Emerging
                                             VT International    VT Small Cap                          Markets          UIF Equity
                                                 Growth             Value           VT Voyager          Equity            Growth
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                    $       710,028   $       483,498   $       970,373   $       479,183   $     1,762,322
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                             $       710,028   $       483,498   $       970,373   $       479,183   $     1,762,322
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                           $       710,028   $       483,498   $       970,373   $       479,183   $     1,762,322
Contracts in payout (annuitization) period                --                --                --                --                --
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets                         $       710,028   $       483,498   $       970,373   $       479,183   $     1,762,322
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
    Number of shares                                  70,300            39,761            46,496            79,335           172,270
                                             ===============   ===============   ===============   ===============   ===============

    Cost                                     $       751,678   $       513,893   $     1,615,298   $       679,719   $     2,936,378
                                             ===============   ===============   ===============   ===============   ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Van Kampen
                                                                                                                     Life Investment
                                                                                                                         Trust
                                                    The Universal Institutional Funds, Inc. Sub-Accounts              Sub-Accounts
                                            ----------------------------------------------------------------------   ---------------

                                            UIF International    UIF Mid Cap       UIF Mid Cap      UIF U.S. Real
                                                 Magnum            Growth             Value             Estate         LIT Comstock
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                    $       704,845   $       208,128   $     1,623,847   $     1,317,375   $       430,736
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total assets                             $       704,845   $       208,128   $     1,623,847   $     1,317,375   $       430,736
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                           $       704,845   $       208,128   $     1,623,847   $     1,317,375   $       430,736
Contracts in payout (annuitization) period                --                --                --                --                --
                                             ---------------   ---------------   ---------------   ---------------   ---------------

    Total net assets                         $       704,845   $       208,128   $     1,623,847   $     1,317,375   $       430,736
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
    Number of shares                                  90,597            34,630           154,947           116,273            47,334
                                             ===============   ===============   ===============   ===============   ===============

    Cost                                     $       956,400   $       220,105   $     2,042,738   $     1,392,502   $       455,793
                                             ===============   ===============   ===============   ===============   ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------

                                                Van Kampen
                                             Life Investment
                                                 Trust            Van Kampen Life Investment
                                               Sub-Accounts      Trust (Class II) Sub-Accounts
                                             ---------------   ---------------------------------

                                                                                  LIT Emerging
                                               LIT Emerging      LIT Comstock        Growth
                                                  Growth          (Class II)        (Class II)
                                             ---------------   ---------------   ---------------
ASSETS
Investments at fair value                    $     1,900,617   $     1,016,939   $       381,034
                                             ---------------   ---------------   ---------------

    Total assets                             $     1,900,617   $     1,016,939   $       381,034
                                             ===============   ===============   ===============

NET ASSETS
Accumulation units                           $     1,896,277   $     1,016,939   $       381,034
Contracts in payout (annuitization) period             4,340                --                --
                                             ---------------   ---------------   ---------------

    Total net assets                         $     1,900,617   $     1,016,939   $       381,034
                                             ===============   ===============   ===============

FUND SHARE INFORMATION
    Number of shares                                  99,561           112,121            20,002
                                             ===============   ===============   ===============

    Cost                                     $     4,235,289   $     1,014,307   $       452,126
                                             ===============   ===============   ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Morgan Stanley Variable Investment Series Sub-Accounts
                                                     -----------------------------------------------------------------------------

                                                       Aggressive       Capital        Dividend                         European
                                                         Equity        Growth (a)       Growth          Equity           Growth
                                                     -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                            $       6,266   $      13,984   $     870,059   $     104,665   $     171,406
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                             (26,017)        (42,569)       (568,273)       (387,885)       (159,288)
    Administrative expense                                  (1,990)         (3,304)        (44,288)        (30,085)        (12,540)
                                                     -------------   -------------   -------------   -------------   -------------

        Net investment income (loss)                       (21,741)        (31,889)        257,498        (313,305)           (422)
                                                     -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                    475,540       5,147,309       9,853,704       8,576,131      14,166,681
    Cost of investments sold                               806,939       7,725,518      12,712,342      14,590,376      15,222,006
                                                     -------------   -------------   -------------   -------------   -------------

       Realized gains (losses) on fund shares             (331,399)     (2,578,209)     (2,858,638)     (6,014,245)     (1,055,325)

Realized gain distributions                                     --              --              --              --              --
                                                     -------------   -------------   -------------   -------------   -------------

       Net realized gains (losses)                        (331,399)     (2,578,209)     (2,858,638)     (6,014,245)     (1,055,325)

Change in unrealized gains (losses)                       (186,713)      1,931,641      (6,601,036)     (1,417,607)     (2,071,965)
                                                     -------------   -------------   -------------   -------------   -------------

       Net realized and unrealized gains
         (losses) on investments                          (518,112)       (646,568)     (9,459,674)     (7,431,852)     (3,127,290)
                                                     -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                  $    (539,853)  $    (678,457)  $  (9,202,176)  $  (7,745,157)  $  (3,127,712)
                                                     =============   =============   =============   =============   =============

(a) Merged on August 31, 2002 with Money Market

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

                                                             Morgan Stanley Variable Investment Series Sub-Accounts
                                                  -----------------------------------------------------------------------------

                                                                     Global
                                                     Global         Dividend          High           Income
                                                  Advantage (b)      Growth           Yield          Builder       Information
                                                  -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $      13,231   $     203,882   $     304,699   $      94,797   $         734
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                          (21,484)       (148,582)        (20,853)        (28,543)           (748)
    Administrative expense                               (1,604)        (11,704)         (1,636)         (2,183)            (56)
                                                  -------------   -------------   -------------   -------------   -------------

        Net investment income (loss)                     (9,857)         43,596         282,210          64,071             (70)
                                                  -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                 530,144       7,027,072         498,647       1,016,067          17,716
    Cost of investments sold                            882,300       7,520,502       1,746,824       1,121,778          36,697
                                                  -------------   -------------   -------------   -------------   -------------

        Realized gains (losses) on fund shares         (352,156)       (493,430)     (1,248,177)       (105,711)        (18,981)

Realized gain distributions                                  --              --              --              --              --
                                                  -------------   -------------   -------------   -------------   -------------

        Net realized gains (losses)                    (352,156)       (493,430)     (1,248,177)       (105,711)        (18,981)

Change in unrealized gains (losses)                     (35,832)     (1,237,360)        816,373        (209,697)        (16,317)
                                                  -------------   -------------   -------------   -------------   -------------
        Net realized and unrealized gains
         (losses) on investments                       (387,988)     (1,730,790)       (431,804)       (315,408)        (35,298)
                                                  -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $    (397,845)  $  (1,687,194)  $    (149,594)  $    (251,337)  $     (35,368)
                                                  =============   =============   =============   =============   =============

(b) Previously known as Competitive Edge "Best Ideas"

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                                  ---------------------------------------------------------------------------------

                                                                                                       Quality
                                                     Limited           Money           Pacific          Income          S&P 500
                                                   Duration (c)        Market           Growth           Plus             Index
                                                  -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $      71,158    $     258,814    $          --    $   1,469,766    $      64,382
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                          (25,588)        (241,142)         (18,860)        (311,409)         (83,893)
    Administrative expense                               (1,962)         (19,786)          (1,479)         (24,112)          (6,278)
                                                  -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                     43,608           (2,114)         (20,339)       1,134,245          (25,789)
                                                  -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                 428,379       78,622,187        1,307,438        6,464,761        1,536,883
    Cost of investments sold                            428,718       78,622,187        1,538,999        6,560,586        2,081,131
                                                  -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares             (339)              --         (231,561)         (95,825)        (544,248)

Realized gain distributions                               5,753               --               --               --               --
                                                  -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                       5,414               --         (231,561)         (95,825)        (544,248)

Change in unrealized gains (losses)                       1,409               --         (127,756)        (118,085)      (1,200,602)
                                                  -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
         (losses) on investments                          6,823               --         (359,317)        (213,910)      (1,744,850)
                                                  -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $      50,431    $      (2,114)   $    (379,656)   $     920,335    $  (1,770,639)
                                                  =============    =============    =============    =============    =============

(c) Previously known as Short-Term Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                 Morgan Stanley Variable Investment          Morgan Stanley Variable Investment
                                                        Series Sub-Accounts                 Series (Class Y Shares) Sub-Accounts
                                                 ----------------------------------   ----------------------------------------------

                                                                                       Aggressive        Capital        Dividend
                                                                                      Equity (Class   Growth (Class   Growth (Class
                                                   Strategist           Utilities       Y Shares)     Y Shares) (a)      Y Shares)
                                                 -------------        -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     338,477        $     373,555   $         163   $         227   $      37,730
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                        (281,113)            (160,822)         (2,719)         (1,503)        (27,124)
    Administrative expense                             (21,919)             (12,471)           (200)           (109)         (1,980)
                                                 -------------        -------------   -------------   -------------   -------------

        Net investment income (loss)                    35,445              200,262          (2,756)         (1,385)          8,626
                                                 -------------        -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                              6,014,068            3,593,677          21,378         191,768         504,468
    Cost of investments sold                         6,671,662            5,184,238          34,753         228,917         615,081
                                                 -------------        -------------   -------------   -------------   -------------

        Realized gains (losses) on fund shares        (657,594)          (1,590,561)        (13,375)        (37,149)       (110,613)

Realized gain distributions                                 --                   --              --              --              --
                                                 -------------        -------------   -------------   -------------   -------------

        Net realized gains (losses)                   (657,594)          (1,590,561)        (13,375)        (37,149)       (110,613)

Change in unrealized gains (losses)                 (1,992,087)          (2,471,141)        (33,012)         13,044        (387,703)
                                                 -------------        -------------   -------------   -------------   -------------

        Net realized and unrealized gains
         (losses) on investments                    (2,649,681)          (4,061,702)        (46,387)        (24,105)       (498,316)
                                                 -------------        -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                              $  (2,614,236)       $  (3,861,440)  $     (49,143)  $     (25,490)  $    (489,690)
                                                 =============        =============   =============   =============   =============

(a) Merged on August 31, 2002 with Money Market

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                       Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                                  ---------------------------------------------------------------------------------

                                                                                                          Global
                                                                     European          Global            Dividend         High
                                                  Equity (Class    Growth (Class   Advantage (Class   Growth (Class    Yield (Class
                                                    Y Shares)        Y Shares)      Y Shares) (b)       Y Shares)       Y Shares)
                                                  -------------    -------------   ----------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $       1,602    $      41,356   $            151   $       4,713   $      13,883
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                          (10,308)         (18,078)              (277)         (3,884)           (991)
    Administrative expense                                 (737)          (1,334)               (21)           (281)            (73)
                                                  -------------    -------------   ----------------   -------------   -------------

        Net investment income (loss)                     (9,443)          21,944               (147)            548          12,819
                                                  -------------    -------------   ----------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                  75,251       77,569,619                296          36,694          15,323
    Cost of investments sold                             88,554       76,909,035                333          41,154          19,261
                                                  -------------    -------------   ----------------   -------------   -------------

        Realized gains (losses) on fund shares          (13,303)         660,584                (37)         (4,460)         (3,938)

Realized gain distributions                                  --               --                 --              --              --
                                                  -------------    -------------   ----------------   -------------   -------------

        Net realized gains (losses)                     (13,303)         660,584                (37)         (4,460)         (3,938)

Change in unrealized gains (losses)                    (166,917)         (85,336)            (5,361)        (38,148)        (15,802)
                                                  -------------    -------------   ----------------   -------------   -------------

        Net realized and unrealized gains
         (losses) on investments                       (180,220)         575,248             (5,398)        (42,608)        (19,740)
                                                  -------------    -------------   ----------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $    (189,663)   $     597,192   $         (5,545)  $     (42,060)  $      (6,921)
                                                  =============    =============   ================   =============   =============

(b) Previously known as Competitive Edge "Best Ideas"

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                        Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                                  ---------------------------------------------------------------------------------

                                                     Income         Information        Limited            Money          Pacific
                                                  Builder (Class      (Class       Duration (Class    Market (Class   Growth (Class
                                                    Y Shares)        Y Shares)      Y Shares) (c)       Y Shares)       Y Shares)
                                                  --------------   -------------   ---------------    -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $       10,701   $         565   $        47,614    $      55,816   $          --
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                            (2,703)           (730)          (29,633)         (66,043)         (8,925)
    Administrative expense                                  (201)            (53)           (2,197)          (4,858)           (661)
                                                  --------------   -------------   ---------------    -------------   -------------

        Net investment income (loss)                       7,797            (218)           15,784          (15,085)         (9,586)
                                                  --------------   -------------   ---------------    -------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                  308,950         728,500        83,817,938      233,554,759      43,451,583
    Cost of investments sold                             335,151         755,986        83,806,526      233,554,759      42,856,148
                                                  --------------   -------------   ---------------    -------------   -------------

        Realized gains (losses) on fund shares           (26,201)        (27,486)           11,412               --         595,435

Realized gain distributions                                   --              --             2,979               --              --
                                                  --------------   -------------   ---------------    -------------   -------------

        Net realized gains (losses)                      (26,201)        (27,486)           14,391               --         595,435

Change in unrealized gains (losses)                       (9,933)        (13,172)           (2,474)              --           1,354
                                                  --------------   -------------   ---------------    -------------   -------------

        Net realized and unrealized gains
         (losses) on investments                         (36,134)        (40,658)           11,917               --         596,789
                                                  --------------   -------------   ---------------    -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $      (28,337)  $     (40,876)  $        27,701    $     (15,085)  $     587,203
                                                  ==============   =============   ===============    =============   =============

(c) Previously known as Short-Term Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      AIM Variable
                                                              Morgan Stanley Variable Investment Series              Insurance Funds
                                                                    (Class Y Shares) Sub-Accounts                     Sub-Accounts
                                                 ------------------------------------------------------------------  ---------------
                                                     Quality
                                                     Income          S&P 500         Strategist        Utilities       AIM V. I.
                                                   Plus (Class     Index (Class        (Class           (Class          Capital
                                                     Y Shares)       Y Shares)        Y Shares)        Y Shares)      Appreciation
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $       128,376   $        7,240  $        21,773  $        15,189  $           --
Charges from Allstate Life Insurance Company of
  New York:
    Mortality and expense risk                           (31,437)         (10,526)         (20,569)          (7,066)         (4,936)
    Administrative expense                                (2,334)            (778)          (1,492)            (514)           (366)
                                                 ---------------  ---------------  ---------------  ---------------  --------------

        Net investment income (loss)                      94,605           (4,064)            (288)           7,609          (5,302)
                                                 ---------------  ---------------  ---------------  ---------------  --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                  982,250           82,029          356,687           71,101         243,967
    Cost of investments sold                             984,322           98,687          371,101          104,343         431,075
                                                 ---------------  ---------------  ---------------  ---------------  --------------

        Realized gains (losses) on fund shares            (2,072)         (16,658)         (14,414)         (33,242)       (187,108)

Realized gain distributions                                   --               --               --               --              --
                                                 ---------------  ---------------  ---------------  ---------------  --------------

        Net realized gains (losses)                       (2,072)         (16,658)         (14,414)         (33,242)       (187,108)

Change in unrealized gains (losses)                        6,389         (197,606)        (161,649)        (117,970)         86,881
                                                 ---------------  ---------------  ---------------  ---------------  --------------

        Net realized and unrealized gains
         (losses) on investments                           4,317         (214,264)        (176,063)        (151,212)       (100,227)
                                                 ---------------  ---------------  ---------------  ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                              $        98,922  $      (218,328) $      (176,351) $      (143,603) $     (105,529)
                                                 ===============  ===============  ===============  ===============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

                                                  AIM Variable Insurance
                                                    Funds Sub-Accounts     Alliance Variable Product Series Fund Sub-Accounts
                                                 -----------------------   --------------------------------------------------

                                                               AIM V. I.                       Alliance
                                                  AIM V. I.     Premier       Alliance         Growth &      Alliance Premier
                                                   Growth     Equity (d)       Growth           Income            Growth
                                                 ----------   ----------   -------------    -------------    ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $       --   $    3,542   $          --    $      18,402    $             --
Charges from Allstate Life Insurance Company of
 New York:
   Mortality and expense risk                        (4,846)     (14,609)         (4,334)         (44,691)             (8,586)
   Administrative expense                              (366)      (1,079)           (329)          (3,339)               (645)
                                                 ----------   ----------   -------------    -------------    ----------------

      Net investment income (loss)                   (5,212)     (12,146)         (4,663)         (29,628)             (9,231)
                                                 ----------   ----------   -------------    -------------    ----------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                              131,144      234,399          86,965        1,196,179             198,992
   Cost of investments sold                         278,013      366,831         168,256        1,467,071             357,365
                                                 ----------   ----------   -------------    -------------    ----------------

      Realized gains (losses) on fund shares       (146,869)    (132,432)        (81,291)        (270,892)           (158,373)

Realized gain distributions                              --           --              --          113,119                  --
                                                 ----------   ----------   -------------    -------------    ----------------

      Net realized gains (losses)                  (146,869)    (132,432)        (81,291)        (157,773)           (158,373)

Change in unrealized gains (losses)                   7,412     (290,698)        (39,345)        (756,506)            (93,104)
                                                 ----------   ----------   -------------    -------------    ----------------

      Net realized and unrealized gains
       (losses) on investments                     (139,457)    (423,130)       (120,636)        (914,279)           (251,477)
                                                 ----------   ----------   -------------    -------------    ----------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $ (144,669)  $ (435,276)  $    (125,299)   $    (943,907)   $       (260,708)
                                                 ==========   ==========   =============    =============    ================

(d) Previously known as AIM V. I. Value

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

                                                 LSA Variable
                                                 Series Trust
                                                  Sub-Account                   Putnam Variable Trust Sub-Accounts
                                                 ------------    --------------------------------------------------------------

                                                      LSA
                                                  Aggressive      VT Growth     VT International    VT Small Cap
                                                  Equity (e)      and Income          Growth          Value (e)      VT Voyager
                                                 ------------    -----------    ----------------    ------------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         --    $    13,447    $         16,229    $         --    $     5,502
Charges from Allstate Life Insurance Company of
  New York:
   Mortality and expense risk                            (131)       (11,707)            (27,208)         (2,054)       (12,386)
   Administrative expense                                 (10)          (883)             (2,110)           (152)          (921)
                                                 ------------    -----------    ----------------    ------------    -----------

      Net investment income (loss)                       (141)           857             (13,089)         (2,206)        (7,805)
                                                 ------------    -----------    ----------------    ------------    -----------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                 15,009      1,173,188         135,484,751          71,236        377,548
   Cost of investments sold                            15,062      1,221,528         134,812,377          78,906        603,328
                                                 ------------    -----------    ----------------    ------------    -----------

      Realized gains (losses) on fund shares              (53)       (48,340)            672,374          (7,670)      (225,780)

Realized gain distributions                                --          5,053                  --              --             --
                                                 ------------    -----------    ----------------    ------------    -----------

      Net realized gains (losses)                         (53)       (43,287)            672,374          (7,670)      (225,780)

Change in unrealized gains (losses)                    (2,008)      (166,488)            (50,348)        (30,395)       (58,135)
                                                 ------------    -----------    ----------------    ------------    -----------

      Net realized and unrealized gains
       (losses) on investments                         (2,061)      (209,775)            622,026         (38,065)      (283,915)
                                                 ------------    -----------    ----------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $     (2,202)   $  (208,918)   $        608,937    $    (40,271)   $  (291,720)
                                                 ============    ===========    ================    ============    ===========

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

                                                                 The Universal Institutional Funds, Inc. Sub-Accounts
                                                 ------------------------------------------------------------------------------

                                                 UIF Emerging
                                                    Markets       UIF Equity    UIF International   UIF Mid Cap     UIF Mid Cap
                                                    Equity          Growth            Magnum         Growth (e)        Value
                                                 ------------    -----------    -----------------   ------------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         --    $     3,530    $           7,889   $         --    $        --
Charges from Allstate Life Insurance Company of
  New York:
   Mortality and expense risk                          (9,697)       (27,099)             (23,724)          (498)       (18,184)
   Administrative expense                                (812)        (2,037)              (1,848)           (37)        (1,362)
                                                 ------------    -----------    -----------------   ------------    -----------

      Net investment income (loss)                    (10,509)       (25,606)             (17,683)          (535)       (19,546)
                                                 ------------    -----------    -----------------   ------------    -----------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                             15,625,803        443,822           84,941,984          7,195        329,043
   Cost of investments sold                        15,622,263        702,520           84,654,219          7,322        413,233
                                                 ------------    -----------    -----------------   ------------    -----------

      Realized gains (losses) on fund shares            3,540       (258,698)             287,765           (127)       (84,190)

Realized gain distributions                                --             --                   --             --             --
                                                 ------------    -----------    -----------------   ------------    -----------

      Net realized gains (losses)                       3,540       (258,698)             287,765           (127)       (84,190)

Change in unrealized gains (losses)                    31,131       (447,753)            (101,776)       (11,977)      (408,801)
                                                 ------------    -----------    -----------------   ------------    -----------

      Net realized and unrealized gains
       (losses) on investments                         34,671       (706,451)             185,989        (12,104)      (492,991)
                                                 ------------    -----------    -----------------   ------------    -----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $     24,162    $  (732,057)   $         168,306   $    (12,639)   $  (512,537)
                                                 ============    ===========    =================   ============    ===========

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                                 The Universal
                                                 Institutional
                                                  Funds, Inc.               Van Kampen Life            Van Kampen Life Investment
                                                 Sub-Accounts      Investment Trust Sub-Accounts     Trust (Class II) Sub-Accounts
                                                 -------------    ------------------------------    ------------------------------

                                                                                                                      LIT Emerging
                                                 UIF U.S. Real         LIT         LIT Emerging     LIT Comstock        Growth
                                                    Estate         Comstock (e)        Growth       (Class II) (e)     (Class II)
                                                 -------------    -------------    -------------    --------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      41,154    $          --    $       9,945    $           --   $          76
Charges from Allstate Life Insurance Company of
  New York:
   Mortality and expense risk                          (15,751)          (2,154)         (35,726)           (3,533)         (2,971)
   Administrative expense                               (1,193)            (165)          (2,697)             (260)           (217)
                                                 -------------    -------------    -------------    --------------   -------------

      Net investment income (loss)                      24,210           (2,319)         (28,478)           (3,793)         (3,112)
                                                 -------------    -------------    -------------    --------------   -------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                 427,926           25,318          776,532            70,128          85,850
   Cost of investments sold                            433,296           26,465        1,469,001            80,099          96,634
                                                 -------------    -------------    -------------    --------------   -------------

      Realized gains (losses) on fund shares            (5,370)          (1,147)        (692,469)           (9,971)        (10,784)

Realized gain distributions                             30,002               --               --                --              --
                                                 -------------    -------------    -------------    --------------   -------------

      Net realized gains (losses)                       24,632           (1,147)        (692,469)           (9,971)        (10,784)

Change in unrealized gains (losses)                   (116,692)         (25,057)        (398,784)            2,632         (74,752)
                                                 -------------    -------------    -------------    --------------   -------------

      Net realized and unrealized gains
       (losses) on investments                         (92,060)         (26,204)      (1,091,253)           (7,339)        (85,536)
                                                 -------------    -------------    -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $     (67,850)   $     (28,523)   $  (1,119,731)   $      (11,132)  $     (88,648)
                                                 =============    =============    =============    ==============   =============

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Morgan Stanley Variable Investment Series Sub-Accounts
                                            ---------------------------------------------------------------------------------------

                                                 Aggressive Equity               Capital Growth               Dividend Growth
                                            ---------------------------   ---------------------------   ---------------------------

                                                 2002          2001         2002 (a)         2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                $    (21,741)  $    (32,452)  $    (31,889)  $    (57,953)  $    257,498   $    268,204
Net realized gains (losses)                     (331,399)      (464,390)    (2,578,209)       201,159     (2,858,638)    (1,385,965)
Change in unrealized gains (losses)             (186,713)      (827,900)     1,931,641     (2,669,856)    (6,601,036)    (2,889,150)
                                            ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
   from operations                              (539,853)    (1,324,742)      (678,457)    (2,526,650)    (9,202,176)    (4,006,911)
                                            ------------   ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS
Deposits                                           8,000        119,156            580         91,257        147,779        656,469
Benefit payments                                 (10,000)            --        (81,037)      (106,754)      (990,271)      (490,319)
Payments on termination                         (105,446)      (348,819)      (448,527)      (909,763)    (5,367,049)    (8,139,272)
Contract maintenance charge                       (1,202)          (420)        (1,672)        (1,186)       (28,627)       (16,904)
Transfers among the sub-accounts
   and with the Fixed Account - net             (282,359)      (592,591)    (4,557,108)      (455,284)    (1,858,254)      (769,710)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets
   from capital transactions                    (391,007)      (822,674)    (5,087,764)    (1,381,730)    (8,096,422)    (8,759,736)
                                            ------------   ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS               (930,860)    (2,147,416)    (5,766,221)    (3,908,380)   (17,298,598)   (12,766,647)

NET ASSETS AT BEGINNING OF PERIOD              2,464,718      4,612,134      5,766,221      9,674,601     52,406,673     65,173,320
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                 $  1,533,858   $  2,464,718   $         --   $  5,766,221   $ 35,108,075   $ 52,406,673
                                            ============   ============   ============   ============   ============   ============

UNITS OUTSTANDING
   Units outstanding at beginning of period      249,199        328,876        254,167        309,693      1,527,522      1,775,483
     Units issued                                 10,580         39,422          3,012         17,647         66,370         91,218
     Units redeemed                              (56,601)      (119,099)      (257,179)       (73,173)      (328,315)      (339,179)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Units outstanding at end of period            203,178        249,199             --        254,167      1,265,577      1,527,522
                                            ============   ============   ============   ============   ============   ============

(a) Merged on August 31, 2002 with Money Market

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Morgan Stanley Variable Investment Series Sub-Accounts
                                            ---------------------------------------------------------------------------------------

                                                       Equity                    European Growth            Global Advantage (b)
                                            ---------------------------   ---------------------------   ---------------------------

                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                $   (313,305)  $   (401,597)  $       (422)  $    (32,380)  $     (9,857)  $    (20,510)
Net realized gains (losses)                   (6,014,245)     7,169,808     (1,055,325)     1,037,706       (352,156)       (21,088)
Change in unrealized gains (losses)           (1,417,607)   (25,266,502)    (2,071,965)    (5,614,860)       (35,832)      (747,511)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets
   from operations                            (7,745,157)   (18,498,291)    (3,127,712)    (4,609,534)      (397,845)      (789,109)
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS
Deposits                                          16,295        690,957         47,470        173,789            225         35,482
Benefit payments                                (345,475)      (197,152)      (119,978)      (147,015)       (16,948)       (32,295)
Payments on termination                       (3,574,494)    (6,052,603)    (1,680,333)    (2,733,103)       (82,746)      (166,602)
Contract maintenance charge                      (20,297)        (9,111)        (8,824)        (5,115)        (1,266)          (779)
Transfers among the sub-accounts
   and with the Fixed Account - net           (3,939,796)    (5,924,772)    (1,443,267)    (2,297,861)      (395,785)      (423,830)
                                            ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
   from capital transactions                  (7,863,767)   (11,492,681)    (3,204,932)    (5,009,305)      (496,520)      (588,024)
                                            ------------   ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS            (15,608,924)   (29,990,972)    (6,332,644)    (9,618,839)      (894,365)    (1,377,133)

NET ASSETS AT BEGINNING OF PERIOD             38,458,375     68,449,347     15,780,333     25,399,172      2,053,729      3,430,862
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                 $ 22,849,451   $ 38,458,375   $  9,447,689   $ 15,780,333   $  1,159,364   $  2,053,729
                                            ============   ============   ============   ============   ============   ============

UNITS OUTSTANDING
   Units outstanding at beginning of period      789,373      1,012,847        478,481        624,465        274,416        346,451
     Units issued                                 24,123         43,653      1,347,660        539,519          4,651         10,569
     Units redeemed                             (209,615)      (267,127)    (1,456,761)      (685,503)       (80,554)       (82,604)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Units outstanding at end of period            603,881        789,373        369,380        478,481        198,513        274,416
                                            ============   ============   ============   ============   ============   ============

(b) Previously known as Competitive Edge "Best Ideas"

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                                 Morgan Stanley Variable Investment Series Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                 Global Dividend Growth           High Yield                 Income Builder
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001           2002        2001          2002           2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                   $     43,596  $    212,990  $    282,210  $    495,115  $     64,071  $     67,956
Net realized gains (losses)                        (493,430)       26,640    (1,248,177)   (1,712,521)     (105,711)      (16,988)
Change in unrealized gains (losses)              (1,237,360)   (1,556,758)      816,373        (6,645)     (209,697)      (24,618)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from operations                               (1,687,194)   (1,317,128)     (149,594)   (1,224,051)     (251,337)       26,350
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS
Deposits                                             10,790        84,713        13,315        28,492        10,600       158,689
Benefit payments                                   (227,114)      (95,520)      (95,198)      (56,753)      (34,822)      (54,542)
Payments on termination                          (1,812,643)   (1,894,199)     (251,722)     (427,355)     (258,791)     (207,269)
Contract maintenance charge                          (7,430)       (4,321)       (1,265)         (999)       (1,140)         (558)
Transfers among the sub-accounts
   and with the Fixed Account - net                (719,411)     (834,578)      (51,433)     (240,695)      240,457       309,983
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from capital transactions                     (2,755,808)   (2,743,905)     (386,303)     (697,310)      (43,696)      206,303
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                (4,443,002)   (4,061,033)     (535,897)   (1,921,361)     (295,033)      232,653

NET ASSETS AT BEGINNING OF PERIOD                13,798,740    17,859,773     1,934,290     3,855,651     2,244,769     2,012,116
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $  9,355,738  $ 13,798,740  $  1,398,393  $  1,934,290  $  1,949,736  $  2,244,769
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
   Units outstanding at beginning of period         808,177       966,910       184,640       240,357       173,673       157,001
    Units issued                                    527,628        28,415        17,725        29,267        79,850        74,748
    Units redeemed                                 (700,857)     (187,148)      (56,638)      (84,984)      (87,665)      (58,076)
                                               ------------  ------------  ------------  ------------  ------------  ------------
   Units outstanding at end of period               634,948       808,177       145,727       184,640       165,858       173,673
                                               ============  ============  ============  ============  ============  ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                      Information             Limited Duration (c)             Money Market
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001           2002        2001          2002           2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $        (70) $     (1,675) $     43,608  $     13,810  $     (2,114) $    390,702
Net realized gains (losses)                         (18,981)      (55,963)        5,414         2,570            --            --
Change in unrealized gains (losses)                 (16,317)      (47,330)        1,409          (139)           --            --
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                 (35,368)     (104,968)       50,431        16,241        (2,114)      390,702
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                                 --            --        47,867        53,771     8,103,427       272,791
Benefit payments                                         --            --       (48,504)           --      (236,176)     (177,374)
Payments on termination                                  --            --       (95,671)      (52,737)   (4,558,783)   (5,312,194)
Contract maintenance charge                             (59)          (39)       (1,269)         (220)       (9,298)       (3,898)
Transfers among the sub-accounts
    and with the Fixed Account - net                (12,772)       26,428     2,496,712       926,009     6,789,537     8,345,027
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                       (12,831)       26,389     2,399,135       926,823    10,088,707     3,124,352
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                   (48,199)      (78,579)    2,449,566       943,064    10,086,593     3,515,054

NET ASSETS AT BEGINNING OF PERIOD                    88,177       166,756     1,007,613        64,549    16,762,505    13,247,451
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $     39,978  $     88,177  $  3,457,179  $  1,007,613  $ 26,849,098  $ 16,762,505
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period         16,859        17,950        91,171         6,142     1,163,871       942,069
     Units issued                                     1,162         3,554       273,332       245,045     8,280,420     1,068,008
     Units redeemed                                  (4,395)       (4,645)      (59,614)     (160,016)   (7,328,659)     (846,206)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period               13,626        16,859       304,889        91,171     2,115,632     1,163,871
                                               ============  ============  ============  ============  ============  ============

(c) Previously known as Short-Term Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                     Pacific Growth            Quality Income Plus           S&P 500 Index
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001           2002        2001          2002           2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $    (20,339) $      1,208  $  1,134,245  $  1,108,457  $    (25,789) $    (41,453)
Net realized gains (losses)                        (231,561)   (1,757,023)      (95,825)        8,843      (544,248)     (206,575)
Change in unrealized gains (losses)                (127,756)      948,894      (118,085)      710,275    (1,200,602)   (1,055,069)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                (379,656)     (806,921)      920,335     1,827,575    (1,770,639)   (1,303,097)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                              1,050        14,307        26,225       650,633        17,360       325,927
Benefit payments                                     (4,794)       (2,495)     (928,634)     (453,903)     (129,231)     (110,727)
Payments on termination                            (258,541)     (321,383)   (2,845,258)   (3,585,060)     (448,600)     (644,458)
Contract maintenance charge                          (1,232)         (729)      (12,459)       (5,487)       (4,529)       (2,567)
Transfers among the sub-accounts
    and with the Fixed Account - net               (169,361)     (419,175)    1,339,819     2,676,889      (107,367)       71,970
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                      (432,878)     (729,475)   (2,420,307)     (716,928)     (672,367)     (359,855)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                  (812,534)   (1,536,396)   (1,499,972)    1,110,647    (2,443,006)   (1,662,952)

NET ASSETS AT BEGINNING OF PERIOD                 1,828,941     3,365,337    24,853,881    23,743,234     7,591,315     9,254,267
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $  1,016,407  $  1,828,941  $ 23,353,909  $ 24,853,881  $  5,148,309  $  7,591,315
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period        444,044       584,829     1,155,726     1,192,400       745,396       786,013
     Units issued                                   121,282     1,604,791       254,250     1,471,352       138,683       103,301
     Units redeemed                                (240,954)   (1,745,576)     (366,217)   (1,508,026)     (222,542)     (143,918)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period              324,372       444,044     1,043,759     1,155,726       661,537       745,396
                                               ============  ============  ============  ============  ============  ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Morgan Stanley
                                                                                                        Variable Investment Series
                                               Morgan Stanley Variable Investment Series Sub-Accounts  (Class Y Shares) Sub-Accounts
                                               ------------------------------------------------------  ----------------------------

                                                                                                           Aggressive Equity
                                                        Strategist                 Utilities               (Class Y Shares)
                                               --------------------------  --------------------------  ----------------------------

                                                   2002          2001           2002        2001           2002           2001
                                               ------------  ------------  ------------  ------------  ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     35,445  $    349,910  $    200,262  $    186,208  $     (2,756)  $        (604)
Net realized gains (losses)                        (657,594)    1,369,970    (1,590,561)    1,756,851       (13,375)         (1,414)
Change in unrealized gains (losses)              (1,992,087)   (5,594,919)   (2,471,141)   (8,778,552)      (33,012)         (8,436)
                                               ------------  ------------  ------------  ------------  ------------   -------------

Increase (decrease) in net assets
    from operations                              (2,614,236)   (3,875,039)   (3,861,440)   (6,835,493)      (49,143)        (10,454)
                                               ------------  ------------  ------------  ------------  ------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             49,941       296,055        25,867       291,602        64,113          87,303
Benefit payments                                   (303,379)     (726,041)     (298,746)     (211,890)           --              --
Payments on termination                          (2,999,054)   (4,088,652)   (1,203,587)   (2,784,478)       (1,494)         (2,988)
Contract maintenance charge                         (13,811)       (7,896)       (7,663)       (4,601)          (46)            (49)
Transfers among the sub-accounts
    and with the Fixed Account - net             (1,696,830)     (342,068)   (1,723,613)     (936,895)      211,049           4,200
                                               ------------  ------------  ------------  ------------  ------------   -------------

Increase (decrease) in net assets
    from capital transactions                    (4,963,133)   (4,868,602)   (3,207,742)   (3,646,262)      273,622          88,466
                                               ------------  ------------  ------------  ------------  ------------   -------------

INCREASE (DECREASE) IN NET ASSETS                (7,577,369)   (8,743,641)   (7,069,182)  (10,481,755)      224,479          78,012

NET ASSETS AT BEGINNING OF PERIOD                26,074,384    34,818,025    16,721,420    27,203,175       119,101          41,089
                                               ------------  ------------  ------------  ------------  ------------   -------------

NET ASSETS AT END OF PERIOD                    $ 18,497,015  $ 26,074,384  $  9,652,238  $ 16,721,420  $    343,580   $     119,101
                                               ============  ============  ============  ============  ============   =============

UNITS OUTSTANDING
    Units outstanding at beginning of period        944,309     1,116,708       684,887       815,531        14,185           4,504
     Units issued                                    29,231        57,539        42,360        40,115        57,267          10,123
     Units redeemed                                (219,705)     (229,938)     (207,594)     (170,759)      (22,083)           (442)
                                               ------------  ------------  ------------  ------------  ------------   -------------
    Units outstanding at end of period              753,835       944,309       519,653       684,887        49,369          14,185
                                               ============  ============  ============  ============  ============   =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                     Capital Growth              Dividend Growth                Equity
                                                    (Class Y Shares)            (Class Y Shares)           (Class Y Shares)
                                               --------------------------  --------------------------  --------------------------

                                                 2002 (a)        2001          2002         2001           2002          2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     (1,385) $       (638) $      8,626  $      3,796  $     (9,443) $     (2,490)
Net realized gains (losses)                         (37,149)       (1,105)     (110,613)       (2,628)      (13,303)        5,021
Change in unrealized gains (losses)                  13,044       (12,919)     (387,703)      (33,548)     (166,917)       (7,094)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                 (25,490)      (14,662)     (489,690)      (32,380)     (189,663)       (4,563)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             42,722       158,595       818,844     1,452,667       457,922       479,472
Benefit payments                                         --            --        (4,889)           --            --            --
Payments on termination                              (1,615)       (1,848)      (60,742)      (15,918)      (21,819)       (3,665)
Contract maintenance charge                             (12)          (22)         (397)           --          (104)          (49)
Transfers among the sub-accounts
    and with the Fixed Account - net               (156,963)      (25,668)      254,610         2,602       232,005        (8,490)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                      (115,868)      131,057     1,007,426     1,439,351       668,004       467,268
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                  (141,358)      116,395       517,736     1,406,971       478,341       462,705

NET ASSETS AT BEGINNING OF PERIOD                   141,358        24,963     1,406,971            --       503,891        41,186
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $         --  $    141,358  $  1,924,707  $  1,406,971  $    982,232  $    503,891
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period         16,931         2,584       150,219            --        63,690         4,536
     Units issued                                    16,651        17,367       191,596       155,016        99,920        61,306
     Units redeemed                                 (33,582)       (3,020)      (88,673)       (4,797)      (17,956)       (2,152)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period                   --        16,931       253,142       150,219       145,654        63,690
                                               ============  ============  ============  ============  ============  ============

(a) Merged on August 31, 2002 with Money Market

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                     European Growth              Global Advantage      Global Dividend Growth
                                                    (Class Y Shares)            (Class Y Shares)(b)        (Class Y Shares)
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001          2002          2001          2002          2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     21,944  $     (7,235) $       (147) $        (57) $        548  $       (388)
Net realized gains (losses)                         660,584       381,366           (37)           68        (4,460)         (342)
Change in unrealized gains (losses)                 (85,336)        9,870        (5,361)          530       (38,148)         (415)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                 597,192       384,001        (5,545)          541       (42,060)       (1,145)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                          3,098,035     1,362,296         4,650        12,889       217,123       135,700
Benefit payments                                         --            --            --            --            --            --
Payments on termination                              (1,114)       (2,696)           --            --        (9,857)         (378)
Contract maintenance charge                             (91)           (8)           (5)           --           (85)           --
Transfers among the sub-accounts
    and with the Fixed Account - net             (3,628,969)   (1,434,530)        7,198         1,005        66,908           201
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                      (532,139)      (74,938)       11,843        13,894       274,089       135,523
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                    65,053       309,063         6,298        14,435       232,029       134,378

NET ASSETS AT BEGINNING OF PERIOD                   316,820         7,757        14,435             -       134,378            --
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $    381,873  $    316,820  $     20,733  $     14,435  $    366,407  $    134,378
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period         33,327           734         1,635            --        13,822            --
     Units issued                                11,760,878     5,801,729         1,355         1,635        45,016        13,862
     Units redeemed                             (11,742,180)   (5,769,136)           (1)           --       (14,994)          (40)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period               52,025        33,327         2,989         1,635        43,844        13,822
                                               ============  ============  ============  ============  ============  ============

(b) Previously known as Competitive Edge "Best Ideas"

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                         High Yield              Income Builder               Information
                                                     (Class Y Shares)           (Class Y Shares)           (Class Y Shares)
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001          2002          2001          2002          2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     12,819  $      1,758  $      7,797  $        536  $       (218) $        (76)
Net realized gains (losses)                          (3,938)          (27)      (26,201)         (100)      (27,486)            6
Change in unrealized gains (losses)                 (15,802)       (4,278)       (9,933)          399       (13,172)        2,390
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                  (6,921)       (2,547)      (28,337)          835       (40,876)        2,320
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             13,857        53,612       169,403        40,298            --        72,501
Benefit payments                                         --            --        (5,446)           --            --            --
Payments on termination                                  --          (354)       (2,649)       (2,986)      (23,366)           --
Contract maintenance charge                             (30)           --           (34)           --            (3)           --
Transfers among the sub-accounts
    and with the Fixed Account - net                 16,203         4,070       340,492        10,808         4,919            (2)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                        30,030        57,328       501,766        48,120       (18,450)       72,499
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                    23,109        54,781       473,429        48,955       (59,326)       74,819

NET ASSETS AT BEGINNING OF PERIOD                    54,781            --        48,955            --        74,819             -
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $     77,890  $     54,781  $    522,384  $     48,955  $     15,493  $     74,819
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period          8,364            --         5,080            --         8,369            --
     Units issued                                     8,162         8,615       156,614         5,080           140         8,369
     Units redeemed                                  (4,190)         (251)     (102,046)           --        (5,408)           --
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period               12,336         8,364        59,648         5,080         3,101         8,369
                                               ============  ============  ============  ============  ============  ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                    Limited Duration              Money Market              Pacific Growth
                                                  (Class Y Shares)(c)           (Class Y Shares)           (Class Y Shares)
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001          2002         2001           2002           2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     15,784  $     12,304  $    (15,085) $     12,609  $     (9,586) $     (3,051)
Net realized gains (losses)                          14,391         2,156            --            --       595,435       265,450
Change in unrealized gains (losses)                  (2,474)        3,617            --            --         1,354        (7,148)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                  27,701        18,077       (15,085)       12,609       587,203       255,251
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                          3,497,446       310,778    10,003,895     6,670,788       560,259       218,115
Benefit payments                                         --            --            --            --            --            --
Payments on termination                         (13,301,280)       (3,200)  (29,505,420)         (799)       (2,318)           --
Contract maintenance charge                            (160)           --          (264)           --            (7)           --
Transfers among the sub-accounts
    and with the Fixed Account - net              8,846,897     2,390,136    12,874,158     2,052,916    (1,138,030)     (456,714)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                      (957,097)    2,697,714    (6,627,631)    8,722,905      (580,096)     (238,599)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                  (929,396)    2,715,791    (6,642,716)    8,735,514         7,107        16,652

NET ASSETS AT BEGINNING OF PERIOD                 2,715,791            --     8,735,514            --        16,652            --
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $  1,786,395  $  2,715,791  $  2,092,798  $  8,735,514  $     23,759  $     16,652
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period        256,786            --       847,411            --         2,167            --
     Units issued                                11,062,525     1,047,624    36,247,904    11,403,258    10,310,686     5,107,593
     Units redeemed                             (11,150,174)     (790,838)  (36,887,724)  (10,555,847)  (10,308,863)   (5,105,426)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period              169,137       256,786       207,591       847,411         3,990         2,167
                                               ============  ============  ============  ============  ============  ============

(c) Previously known as Short-Term Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts
                                               ----------------------------------------------------------------------------------

                                                   Quality Income Plus            S&P 500 Index               Strategist
                                                    (Class Y Shares)            (Class Y Shares)           (Class Y Shares)
                                               --------------------------  --------------------------  --------------------------

                                                   2002          2001          2002          2001          2002          2001
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     94,605  $     19,079  $     (4,064) $     (1,645) $       (288) $       (280)
Net realized gains (losses)                          (2,072)       (3,959)      (16,658)       (1,072)      (14,414)        1,427
Change in unrealized gains (losses)                   6,389         6,090      (197,606)        8,172      (161,649)      (24,045)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                  98,922        21,210      (218,328)        5,455      (176,351)      (22,898)
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                          1,500,565     1,233,502       411,389       579,083       625,973     1,105,951
Benefit payments                                   (233,140)           --        (6,145)           --      (183,701)           --
Payments on termination                             (73,300)       (3,670)      (32,230)      (13,669)      (46,607)      (15,123)
Contract maintenance charge                            (400)           --          (233)           --          (305)          (33)
Transfers among the sub-accounts
    and with the Fixed Account - net                604,534       (41,158)      317,246        23,454       546,794          (711)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                     1,798,259     1,188,674       690,027       588,868       942,154     1,090,084
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                 1,897,181     1,209,884       471,699       594,323       765,803     1,067,186

NET ASSETS AT BEGINNING OF PERIOD                 1,209,884            --       594,323            --     1,097,409        30,223
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $  3,107,065  $  1,209,884  $  1,066,022  $    594,323  $  1,863,212  $  1,097,409
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period        115,050            --        65,183            --       116,145         3,094
     Units issued                                   391,409       286,488       107,759        69,417       162,093       117,913
     Units redeemed                                (220,470)     (171,438)      (22,684)       (4,234)      (52,922)       (4,862)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of period              285,989       115,050       150,258        65,183       225,316       116,145
                                               ============  ============  ============  ============  ============  ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Morgan Stanley
                                               Variable Investment Series
                                             (Class Y Shares) Sub-Accounts          AIM Variable Insurance Funds Sub-Accounts
                                             ------------------------------  ------------------------------------------------------

                                                         Utilities
                                                     (Class Y Shares)        AIM V. I. Capital Appreciation     AIM V. I. Growth
                                             ------------------------------  ------------------------------  ---------------------

                                                  2002            2001            2002           2001           2002         2001
                                             --------------  --------------  --------------  --------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                 $        7,609  $       (1,531) $       (5,302) $       30,202  $   (5,212) $   (5,729)
Net realized gains (losses)                         (33,242)         (4,755)       (187,108)        (84,858)   (146,869)   (142,329)
Change in unrealized gains (losses)                (117,970)        (66,539)         86,881         (99,058)      7,412     (53,699)
                                             --------------  --------------  --------------  --------------  ----------  ----------

Increase (decrease) in net assets
    from operations                                (143,603)        (72,825)       (105,529)       (153,714)   (144,669)   (201,757)
                                             --------------  --------------  --------------  --------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                            121,034         677,111          67,886          62,061      86,430      63,532
Benefit payments                                    (21,814)             --              --              --          --          --
Payments on termination                              (5,229)         (4,713)        (46,659)        (14,122)     (5,341)     (6,991)
Contract maintenance charge                            (189)            (13)           (178)            (18)       (102)        (27)
Transfers among the sub-accounts
    and with the Fixed Account - net                 12,210         (75,565)       (103,378)        (47,287)    (93,061)    107,977
                                             --------------  --------------  --------------  --------------  ----------  ----------

Increase (decrease) in net assets
    from capital transactions                       106,012         596,820         (82,329)            634     (12,074)    164,491
                                             --------------  --------------  --------------  --------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS                   (37,591)        523,995        (187,858)       (153,080)   (156,743)    (37,266)

NET ASSETS AT BEGINNING OF PERIOD                   534,122          10,127         484,705         637,785     445,896     483,162
                                             --------------  --------------  --------------  --------------  ----------  ----------

NET ASSETS AT END OF PERIOD                  $      496,531  $      534,122  $      296,847  $      484,705  $  289,153  $  445,896
                                             ==============  ==============  ==============  ==============  ==========  ==========

UNITS OUTSTANDING
    Units outstanding at beginning of period         65,286           1,051          75,027          76,665      86,154      65,846
     Units issued                                    28,366         197,500          27,516          46,036      17,228      69,159
     Units redeemed                                 (13,904)       (133,265)        (46,502)        (47,674)    (31,061)    (48,851)
                                             --------------  --------------  --------------  --------------  ----------  ----------
    Units outstanding at end of period               79,748          65,286          56,041          75,027      72,321      86,154
                                             ==============  ==============  ==============  ==============  ==========  ==========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  AIM Variable Insurance
                                                     Funds Sub-Accounts       Alliance Variable Product Series Fund Sub-Accounts
                                               ----------------------------  -----------------------------------------------------

                                               AIM V. I. Premier Equity (d)         Alliance Growth      Alliance Growth & Income
                                               ----------------------------  -------------------------  --------------------------

                                                   2002           2001          2002          2001          2002          2001
                                               -------------  -------------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     (12,146) $      14,064  $    (4,663) $     (3,713) $    (29,628) $    (15,845)
Net realized gains (losses)                         (132,432)       (21,695)     (81,291)       22,905      (157,773)       19,370
Change in unrealized gains (losses)                 (290,698)       (99,368)     (39,345)     (110,890)     (756,506)      (98,913)
                                               -------------  -------------  -----------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                 (435,276)      (106,999)    (125,299)      (91,698)     (943,907)      (95,388)
                                               -------------  -------------  -----------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                              99,086        452,803       72,800       172,549       660,757       784,360
Benefit payments                                          --             --           --            --       (18,510)       (9,363)
Payments on termination                              (31,981)        (6,383)     (72,263)       (4,871)     (239,596)     (168,816)
Contract maintenance charge                             (683)          (226)        (290)         (180)       (1,619)         (534)
Transfers among the sub-accounts
    and with the Fixed Account - net                  (9,697)       193,486       27,204        (2,409)      884,044     2,035,409
                                               -------------  -------------  -----------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                         56,725        639,680       27,451       165,089     1,285,076     2,641,056
                                               -------------  -------------  -----------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                   (378,551)       532,681      (97,848)       73,391       341,169     2,545,668

NET ASSETS AT BEGINNING OF PERIOD                  1,257,131        724,450      375,127       301,736     3,035,133       489,465
                                               -------------  -------------  -----------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $     878,580  $   1,257,131  $   277,279  $    375,127  $  3,376,302  $  3,035,133
                                               =============  =============  ===========  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period         169,898         90,601       59,608        37,056       291,270        45,491
     Units issued                                     42,923         91,195       17,478        33,170       345,748       307,066
     Units redeemed                                  (45,189)       (11,898)     (18,471)      (10,618)     (205,379)      (61,287)
                                               -------------  -------------  -----------  ------------  ------------  ------------
    Units outstanding at end of period               167,632        169,898       58,615        59,608       431,639       291,270
                                               =============  =============  ===========  ============  ============  ============

(d) Previously known as AIM V. I. Value

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  LSA Variable
                                                   Alliance Variable Products      Series Trust        Putnam Variable
                                                    Series Fund Sub-Accounts       Sub-Account        Trust Sub-Accounts
                                               --------------------------------  ---------------  --------------------------------
                                                                                      LSA
                                                                                   Aggressive
                                                     Alliance Premier Growth         Growth            VT Growth and Income
                                               --------------------------------  ---------------  --------------------------------

                                                     2002             2001           2002(e)           2002             2001
                                               ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $        (9,231) $       (10,714) $          (141) $           857  $        (1,169)
Net realized gains (losses)                           (158,373)          25,693              (53)         (43,287)          (2,036)
Change in unrealized gains (losses)                    (93,104)        (176,952)          (2,008)        (166,488)         (60,053)
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from operations                                   (260,708)        (161,973)          (2,202)        (208,918)         (63,258)
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                                93,780          157,357               --           59,061          373,478
Benefit payments                                            --               --               --               --               --
Payments on termination                                (55,182)         (13,408)              --          (41,728)         (29,214)
Contract maintenance charge                               (413)            (173)              (5)            (491)            (112)
Transfers among the sub-accounts
    and with the Fixed Account - net                   (39,077)         112,382           26,948           84,652          264,300
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from capital transactions                             (892)         256,158           26,943          101,494          608,452
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                     (261,600)          94,185           24,741         (107,424)         545,194

NET ASSETS AT BEGINNING OF PERIOD                      796,738          702,553               --          861,905          316,711
                                               ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                    $       535,138  $       796,738  $        24,741  $       754,481  $       861,905
                                               ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
    Units outstanding at beginning of period           122,550           89,411               --           87,620           29,343
     Units issued                                       49,642           38,456            5,837          150,886           85,601
     Units redeemed                                    (58,931)          (5,317)          (2,448)        (142,519)         (27,324)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Units outstanding at end of period                 113,261          122,550            3,389           95,987           87,620
                                               ===============  ===============  ===============  ===============  ===============

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                               -----------------------------------------------------------------------------------

                                                                                    VT Small
                                                    VT International Growth         Cap Value                VT Voyager
                                               --------------------------------  ---------------  --------------------------------

                                                     2002             2001           2002(e)           2002            2001
                                               ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $       (13,089) $       (14,360) $        (2,206) $        (7,805) $        (2,565)
Net realized gains (losses)                            672,374          195,280           (7,670)        (225,780)         138,118
Change in unrealized gains (losses)                    (50,348)          31,143          (30,395)         (58,135)        (393,139)
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from operations                                    608,937          212,063          (40,271)        (291,720)        (257,586)
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             7,234,910        1,286,339          258,487          253,132          352,682
Benefit payments                                            --               --               --               --               --
Payments on termination                                (65,719)         (43,378)          (6,410)         (77,051)         (19,264)
Contract maintenance charge                               (452)            (113)            (115)            (583)            (223)
Transfers among the sub-accounts
    and with the Fixed Account - net                (7,670,411)      (1,404,083)         271,807            9,851           28,209
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from capital transactions                         (501,672)        (161,235)         523,769          185,349          361,404
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                      107,265           50,828          483,498         (106,371)         103,818

NET ASSETS AT BEGINNING OF PERIOD                      602,763          551,935               --        1,076,744          972,926
                                               ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                    $       710,028  $       602,763  $       483,498  $       970,373  $     1,076,744
                                               ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
    Units outstanding at beginning of period            80,037           60,772               --          163,140          119,806
     Units issued                                   20,879,724        4,862,282           80,328           88,652           60,353
     Units redeemed                                (20,848,776)      (4,843,017)         (14,127)         (72,476)         (17,019)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Units outstanding at end of period                 110,985           80,037           66,201          179,316          163,140
                                               ===============  ===============  ===============  ===============  ===============

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                The Universal Institutional Funds, Inc. Sub-Accounts
                                               ------------------------------------------------------------------------------------

                                               UIF Emerging Markets Equity        UIF Equity Growth       UIF International Magnum
                                               ---------------------------  ---------------------------  --------------------------

                                                    2002          2001           2002          2001          2002          2001
                                               -------------  ------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $     (10,509) $     (9,182) $     (25,606) $    (35,125) $    (17,683) $    (11,608)
Net realized gains (losses)                            3,540      (228,987)      (258,698)     (211,000)      287,765       (89,093)
Change in unrealized gains (losses)                   31,131       144,990       (447,753)     (252,978)     (101,776)      (85,315)
                                               -------------  ------------  -------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from operations                                   24,162       (93,179)      (732,057)     (499,103)      168,306      (186,016)
                                               -------------  ------------  -------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             288,039        71,852        355,539       147,873     7,004,021     1,181,013
Benefit payments                                          --            --        (99,498)      (17,936)           --        (4,568)
Payments on termination                              (62,312)      (51,510)       (90,790)      (93,639)      (25,975)     (106,565)
Contract maintenance charge                             (288)         (160)        (1,330)         (709)         (394)         (150)
Transfers among the sub-accounts
    and with the Fixed Account - net                (265,823)     (139,076)       (22,014)     (307,390)   (7,177,328)   (1,171,373)
                                               -------------  ------------  -------------  ------------  ------------  ------------

Increase (decrease) in net assets
    from capital transactions                        (40,384)     (118,894)       141,907      (271,801)     (199,676)     (101,643)
                                               -------------  ------------  -------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                    (16,222)     (212,073)      (590,150)     (770,904)      (31,370)     (287,659)

NET ASSETS AT BEGINNING OF PERIOD                    495,405       707,478      2,352,472     3,123,376       736,215     1,023,874
                                               -------------  ------------  -------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $     479,183  $    495,405  $   1,762,322  $  2,352,472  $    704,845  $    736,215
                                               =============  ============  =============  ============  ============  ============

UNITS OUTSTANDING
    Units outstanding at beginning of period          64,826        86,237        234,277       258,557        88,405        98,197
     Units issued                                  2,054,780        33,836         71,822        39,507    13,516,504     2,577,105
     Units redeemed                               (2,053,245)      (55,247)       (56,028)      (63,787)  (13,502,748)   (2,586,897)
                                               -------------  ------------  -------------  ------------  ------------  ------------
    Units outstanding at end of period                66,361        64,826        250,071       234,277       102,161        88,405
                                               =============  ============  =============  ============  ============  ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                The Universal Institutional Funds, Inc. Sub-Accounts
                                               -----------------------------------------------------------------------------------

                                                UIF Mid Cap
                                                   Growth                 Mid Cap Value                  U.S. Real Estate
                                               ---------------  --------------------------------  --------------------------------

                                                   2002(e)           2002              2001            2002             2001
                                               ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                   $          (535) $       (19,546) $        (7,505) $        24,210  $        23,215
Net realized gains (losses)                               (127)         (84,190)         (13,915)          24,632           12,908
Change in unrealized gains (losses)                    (11,977)        (408,801)          11,985         (116,692)           5,260
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from operations                                    (12,639)        (512,537)          (9,435)         (67,850)          41,383
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                               162,193          625,414          146,675          138,879          119,720
Benefit payments                                            --           (6,732)              --               --           (5,037)
Payments on termination                                 (2,026)         (58,318)          (2,979)         (98,386)         (15,955)
Contract maintenance charge                                 (5)            (685)            (221)            (655)            (238)
Transfers among the sub-accounts
    and with the Fixed Account - net                    60,605          731,189          494,094          465,836          360,570
                                               ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
    from capital transactions                          220,767        1,290,868          637,569          505,674          459,060
                                               ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                      208,128          778,331          628,134          437,824          500,443

NET ASSETS AT BEGINNING OF PERIOD                           --          845,516          217,382          879,551          379,108
                                               ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                    $       208,128  $     1,623,847  $       845,516  $     1,317,375  $       879,551
                                               ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
    Units outstanding at beginning of period                --           86,486           21,228           73,737           33,802
     Units issued                                       28,947          299,806           79,211           95,482           50,134
     Units redeemed                                       (567)        (153,033)         (13,953)         (53,973)         (10,199)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
    Units outstanding at end of period                  28,380          233,259           86,486          115,246           73,737
                                               ===============  ===============  ===============  ===============  ===============

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Van Kampen Life Investment                 Van Kampen Life Investment
                                                       Trust Sub-Accounts                   Trust (Class II) Sub-Accounts
                                             ----------------------------------------  --------------------------------------------

                                                                                       LIT Comstock
                                             LIT Comstock     LIT Emerging Growth       (Class II)   LIT Emerging Growth (Class II)
                                             ------------  --------------------------  ------------  ------------------------------

                                                2002 (e)       2002          2001        2002 (e)         2002          2001 (f)
                                             ------------  ------------  ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                 $     (2,319) $    (28,478) $    (62,967) $     (3,793) $       (3,112) $         (358)
Net realized gains (losses)                        (1,147)     (692,469)     (607,661)       (9,971)        (10,784)              1
Change in unrealized gains (losses)               (25,057)     (398,784)   (1,488,567)        2,632         (74,752)          3,660
                                             ------------  ------------  ------------  ------------  --------------  --------------

Increase (decrease) in net assets
    from operations                               (28,523)   (1,119,731)   (2,159,195)      (11,132)        (88,648)          3,303
                                             ------------  ------------  ------------  ------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                           44,723         5,461       266,345       576,146         208,806         123,732
Benefit payments                                       --        (9,724)       (2,563)           --              --              --
Payments on termination                            (3,709)     (267,909)     (203,636)       (1,587)         (9,927)            (26)
Contract maintenance charge                          (148)       (2,260)       (1,404)           --             (40)             --
Transfers among the sub-accounts
    and with the Fixed Account - net              418,393      (368,132)   (1,083,858)      453,512         145,834          (2,000)
                                             ------------  ------------  ------------  ------------  --------------  --------------

Increase (decrease) in net assets
    from capital transactions                     459,259      (642,564)   (1,025,116)    1,028,071         344,673         121,706
                                             ------------  ------------  ------------  ------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS                 430,736    (1,762,295)   (3,184,311)    1,016,939         256,025         125,009

NET ASSETS AT BEGINNING OF PERIOD                      --     3,662,912     6,847,223            --         125,009              --
                                             ------------  ------------  ------------  ------------  --------------  --------------

NET ASSETS AT END OF PERIOD                  $    430,736  $  1,900,617  $  3,662,912  $  1,016,939  $      381,034  $      125,009
                                             ============  ============  ============  ============  ==============  ==============

UNITS OUTSTANDING
    Units outstanding at beginning of period           --       255,010       319,870            --          14,248              --
     Units issued                                  58,938        36,196        29,174       147,279          68,063          14,251
     Units redeemed                                (5,531)      (91,846)      (94,034)      (20,934)        (16,889)             (3)
                                             ------------  ------------  ------------  ------------  --------------  --------------
    Units outstanding at end of period             53,407       199,360       255,010       126,345          65,422          14,248
                                             ============  ============  ============  ============  ==============  ==============

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

(f) For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Annuity Account II (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Allstate New York issues three variable annuity contracts, the Allstate Variable Annuity II, the Allstate Variable Annuity 3 and the Allstate Variable Annuity 3 AssetManager (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Allstate New York contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

       MORGAN STANLEY VARIABLE INVESTMENT SERIES
          Aggressive Equity                            Income Builder
          Capital Growth (Merged into Money            Information
             Market)                                   Limited Duration (Previously known as
          Dividend Growth                                 as Short Term Bond)
          Equity                                       Money Market
          European Growth                              Pacific Growth
          Global Advantage (Previously known           Quality Income Plus
             as Competitive Edge "Best Ideas")         S&P 500 Index
          Global Dividend Growth                       Strategist
          High Yield                                   Utilities
       MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS Y SHARES)
          Aggressive Equity (Class Y Shares)           Income Builder (Class Y Shares)
          Capital Growth (Class Y Shares)              Information (Class Y Shares)
             (Merged with Money Market)                Limited Duration (Class Y Shares) (Previously
          Dividend Growth (Class Y Shares)                known as Short Term Bond)
          Equity (Class Y Shares)                      Money Market (Class Y Shares)
          European Growth (Class Y Shares)             Pacific Growth (Class Y Shares)
          Global Advantage (Class Y Shares)            Quality Income Plus (Class Y Shares)
             (Previously known as Competitive          S&P 500 Index (Class Y Shares)
             Edge "Best Ideas")                        Strategist (Class Y Shares)
          Global Dividend Growth (Class Y Shares)      Utilities (Class Y Shares)
          High Yield (Class Y Shares)
       AIM VARIABLE INSURANCE FUNDS
          AIM V.I. Capital Appreciation                AIM V.I. Premier Equity (Previously
          AIM V.I. Growth                                 known as AIM V.I. Value)
       ALLIANCE VARIABLE PRODUCT SERIES FUND
          Alliance Growth                              Alliance Premier Growth
          Alliance Growth & Income
       LSA VARIABLE SERIES TRUST
          LSA Aggressive Growth

--------------------------------------------------------------------------------

1.   ORGANIZATION (CONTINUED)

     PUTNAM VARIABLE TRUST
         VT Growth and Income                     VT International Growth
         VT Small Cap Value                       VT Voyager
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         UIF Emerging Markets Equity              UIF Mid Cap Growth
         UIF Equity Growth                        UIF Mid Cap Value
         UIF International Magnum                 UIF U.S. Real Estate
     VAN KAMPEN LIFE INVESTMENT TRUST
        LIT Comstock                              LIT Emerging Growth
     VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
         LIT Comstock (Class II)                  LIT Emerging Growth (Class II)

     Allstate New York provides insurance and administrative services to the contractholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

     The LSA Variable Series Trust ("Trust") is managed by LSA Asset Management, LLC (the "Manager"), a wholly owned subsidiary of Allstate, pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate of 0.95% of average daily net assets.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate New York assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 0.60% to 1.48% per annum of daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate New York guarantees that the rate of this charge will not increase over the life of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account. The administrative expense charge is recognized as a reduction in accumulation unit values.

     CONTRACT MAINTENANCE CHARGE - Allstate New York deducts an annual maintenance charge of $30 on each Allstate Variable Annuity II contract and $35 on each Variable Annuity 3 and Variable Annuity 3 AssetManager contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. The contract maintenance charge is recognized as redemption of units.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2002 were as follows:

                                                                  Purchases
                                                                 -----------
     Investments in the Morgan Stanley Variable Investment
        Series Sub-Accounts:
           Aggressive Equity                                     $    62,792
           Capital Growth (a)                                         27,655
           Dividend Growth                                         2,014,779
           Equity                                                    399,059
           European Growth                                        10,961,327
           Global Advantage (b)                                       23,767
           Global Dividend Growth                                  4,314,860
           High Yield                                                394,554
           Income Builder                                          1,036,443
           Information                                                 4,815
           Limited Duration (c)                                    2,876,876
           Money Market                                           88,708,781
           Pacific Growth                                            854,222
           Quality Income Plus                                     5,178,699
           S&P 500 Index                                             838,727
           Strategist                                              1,086,381
           Utilities                                                 586,197

     Investments in the Morgan Stanley Variable Investment
        Series (Class Y Shares) Sub-Accounts:
           Aggressive Equity (Class Y Shares)                        292,244
           Capital Growth (Class Y Shares) (a)                        74,515
           Dividend Growth (Class Y Shares)                        1,520,520
           Equity (Class Y Shares)                                   733,812
           European Growth (Class Y Shares)                       77,059,424
           Global Advantage (Class Y Shares) (b)                      11,991
           Global Dividend Growth (Class Y Shares)                   311,332
           High Yield (Class Y Shares)                                58,172
           Income Builder (Class Y Shares)                           818,513
           Information (Class Y Shares)                              709,832
           Limited Duration (Class Y Shares) (c)                  82,879,605
           Money Market (Class Y Shares)                         226,912,043
           Pacific Growth (Class Y Shares)                        42,861,901
           Quality Income Plus (Class Y Shares)                    2,875,115
           S&P 500 Index (Class Y Shares)                            767,991
           Strategist (Class Y Shares)                             1,298,552
           Utilities (Class Y Shares)                                184,722

     (a)  Merged on August 31, 2002 with Money Market

     (b)  Previously known as Competitive Edge "Best Ideas"

     (c)  Previously known as Short-Term Bond

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                 Purchases
                                                               -------------
     Investments in the AIM Variable Insurance Funds
        Sub-Accounts:
           AIM V. I. Capital Appreciation                      $     156,337
           AIM V. I. Growth                                          113,858
           AIM V. I. Premier Equity (d)                              278,978

     Investments in the Alliance Variable Product Series
        Fund Sub-Accounts:
           Alliance Growth                                           109,754
           Alliance Growth & Income                                2,564,746
           Alliance Premier Growth                                   188,870

     Investments in the LSA Variable Series Trust Sub-Account:
           LSA Aggressive Growth (e)                                  41,810

     Investments in the Putnam Variable Trust Sub-Accounts:
           VT Growth and Income                                    1,280,593
           VT International Growth                               134,969,990
           VT Small Cap Value (e)                                    592,799
           VT Voyager                                                555,092

     Investments in The Universal Institutional Funds, Inc.
        Sub-Accounts:
           UIF Emerging Markets Equity                            15,574,910
           UIF Equity Growth                                         560,123
           UIF International Magnum                               84,724,625
           UIF Mid Cap Growth (e)                                    227,426
           UIF Mid Cap Value                                       1,600,365
           UIF U.S. Real Estate                                      987,812

     Investments in the Van Kampen Life Investment Trust
        Sub-Accounts:
           LIT Comstock (e)                                          482,258
           LIT Emerging Growth                                       105,490

     Investments in the Van Kampen Life Investment Trust
        (Class II) Sub-Accounts:
           LIT Comstock (Class II) (e)                             1,094,406
           LIT Emerging Growth (Class II)                            427,410
                                                               -------------

                                                               $ 805,377,870
                                                               =============

    (d)  Previously known as AIM V. I. Value

    (e)  For the Period Beginning May 1, 2002 and Ended December 31, 2002

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The range of lowest and highest accumulation unit values, the investment income ratio, the range of lowest and highest expense ratio assessed by Allstate New York, and the corresponding range of total return is presented for each rider option of the sub-account which had outstanding units during the period.

     As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several accumulation unit values for each sub-account based upon those choices.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

        * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the accumulation unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

        ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying fund portfolio and charges made directly to contractholder accounts through the redemption of units.

        *** TOTAL RETURN - This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. In the year of launch, returns on new products were annualized to represent the return as if the contractholder was invested in the sub-account for the entire year. Total return is calculated using unrounded accumulation unit values.

             Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                         At December 31,             For the year ended December 31,
                                                       -----------------  ----------------------------------------------------

                                                          Accumulation     Investment      Expense                Total
                                                           Unit Value     Income Ratio*     Ratio**             Return***
                                                       -----------------  -------------  -------------    --------------------
Investments in the Morgan Stanley Variable Investment
   Series Sub-Accounts:
      Aggressive Equity
         2002                                          $  7.53 - $  8.15        0.31 %   0.83 % - 1.48 %  -23.74 % - -23.64 %
         2001                                             9.87 -    9.91        0.34     1.35   - 1.48    -29.52   - -29.43
      Capital Growth
         2002 (a)                                          N/A -     N/A        0.49     1.35   - 1.48       N/A   -    N/A
         2001                                            22.14 -   22.75        0.56     1.35   - 1.48    -27.40   - -27.30
      Dividend Growth
         2002                                            27.55 -   27.81        1.99     1.35   - 1.48    -19.22   - -19.11
         2001                                            33.14 -   34.38        1.85     1.35   - 1.48     -6.60   -  -6.48
      Equity
         2002                                             8.18 -   37.96        0.34     0.83   - 1.48    -22.37   - -22.27
         2001                                            47.08 -   48.84        0.49     1.35   - 1.48    -27.95   - -27.86
      European Growth
         2002                                            25.40 -   25.64        1.36     1.35   - 1.48    -22.52   - -22.41
         2001                                            31.86 -   33.05        1.16     1.35   - 1.48    -18.97   - -18.87

(a)  Merged on August 31, 2002 with Money Market

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           At December 31,               For the year ended December 31,
                                                          -----------------  -------------------------------------------------------

                                                             Accumulation     Investment         Expense              Total
                                                              Unit Value     Income Ratio*       Ratio**            Return***
                                                          -----------------  -------------   ----------------   --------------------
Investments in the Morgan Stanley Variable Investment
   Series Sub-Accounts (continued):
     Global Advantage (b)
        2002                                              $  5.83 - $  5.87       0.82 %     1.35 % -  1.48 %   -21.98 % -  -21.88 %
        2001                                                 7.47 -    7.51       0.62       1.35   -  1.48     -24.46   -  -24.36
     Global Dividend Growth
        2002                                                14.62 -   14.76       1.76       1.35   -  1.48     -13.80   -  -13.69
        2001                                                16.64 -   17.10       2.70       1.35   -  1.48      -7.63   -   -7.51
     High Yield
        2002                                                 9.52 -    9.61      18.29       1.35   -  1.48      -8.50   -   -8.38
        2001                                                10.21 -   10.49      18.54       1.35   -  1.48     -34.73   -  -34.64
     Income Builder
        2002                                                 8.97 -   11.81       4.52       0.83   -  1.48      -9.00   -   -8.88
        2001                                                12.88 -   12.96       4.62       1.35   -  1.48       0.79   -    0.92
     Information
        2002                                                 2.93 -    2.94       1.15       1.35   -  1.48     -43.92   -  -43.85
        2001                                                 5.23 -    5.24       0.18       1.35   -  1.48     -43.72   -  -43.65
     Limited Duration (c)
        2002                                                10.23 -   11.36       3.19       0.83   -  1.48       2.53   -    2.66
        2001                                                11.03 -   11.07       3.77       1.35   -  1.48       5.15   -    5.29
     Money Market
        2002                                                10.03 -   14.43       1.19       0.70   -  1.48      -0.15   -   -0.02
        2001                                                14.05 -   14.44       4.14       1.35   -  1.48       2.37   -    2.50
     Pacific Growth
        2002                                                 3.11 -    3.14       0.00       1.35   -  1.48     -24.00   -  -23.90
        2001                                                 4.01 -    4.13       1.41       1.35   -  1.48     -28.50   -  -28.41
     Quality Income Plus
        2002                                                22.24 -   22.45       6.10       1.35   -  1.48       3.96   -    4.10
        2001                                                20.79 -   21.56       5.95       1.35   -  1.48       7.95   -    8.09
     S&P 500 Index
        2002                                                 7.77 -    7.81       1.01       1.35   -  1.48     -23.63   -  -23.53
        2001                                                10.17 -   10.22       0.92       1.35   -  1.48     -13.53   -  -13.42
     Strategist
        2002                                                24.37 -   24.60       1.52       1.35   -  1.48     -11.21   -  -11.10
        2001                                                26.67 -   27.67       2.49       1.35   -  1.48     -11.51   -  -11.39
     Utilities
        2002                                                18.45 -   18.63       2.83       1.35   -  1.48     -24.00   -  -23.90
        2001                                                23.60 -   24.48       2.25       1.35   -  1.48     -26.84   -  -26.75

(b)  Previously known as Competitive Edge "Best Ideas"

(c)  Previously known as Short-Term Bond

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           At December 31,             For the year ended December 31,
                                                          -----------------  -------------------------------------------------------

                                                             Accumulation     Investment         Expense              Total
                                                              Unit Value     Income Ratio*       Ratio**            Return***
                                                          -----------------  -------------   ----------------   --------------------
Investments in the Morgan Stanley Variable Investment
   Series (Class Y Shares) Sub-Accounts:
     Aggressive Equity (Class Y Shares)
        2002                                              $  4.87 - $  7.00       0.07 %     1.35 % -  1.58 %   -24.05 % -  -23.87 %
        2001                                                 6.41 -    9.20       0.12       1.35   -  1.58     -29.74   -  -29.59
     Capital Growth (Class Y Shares)
        2002 (a)                                              N/A -     N/A       0.32       1.35   -  1.58        N/A   -     N/A
        2001                                                 6.99 -    8.84       0.13       1.35   -  1.58     -27.65   -  -27.51
     Dividend Growth (Class Y Shares)
        2002                                                 7.51 -    8.26       2.26       1.35   -  1.58     -19.52   -  -19.33
        2001                                                 9.32 -   10.25       1.40       1.35   -  1.58      -6.92   -   -6.75
     Equity (Class Y Shares)
        2002                                                 5.04 -    7.15       0.22       1.35   -  1.58     -22.68   -  -22.50
        2001                                                 6.52 -    9.23       0.05       1.35   -  1.58     -28.22   -  -28.07
     European Growth (Class Y Shares)
        2002                                                 6.59 -    7.41      11.84       1.35   -  1.58     -22.76   -  -22.58
        2001                                                 8.53 -    9.57       0.61       1.35   -  1.58     -19.21   -  -19.07
     Global Advantage (Class Y Shares) (b)
        2002                                                 5.30 -    7.01       0.86       1.35   -  1.58     -22.18   -  -22.00
        2001                                                 6.82 -    8.99       0.07       1.35   -  1.58     -10.28   -  -10.11
     Global Dividend Growth (Class Y Shares)
        2002                                                 8.34 -    8.49       1.88       1.35   -  1.58     -14.09   -  -13.97
        2001                                                 9.69 -    9.87       0.52       1.45   -  1.58      -1.41   -   -1.26
     High Yield (Class Y Shares)
        2002                                                 4.67 -    7.06      20.93       1.35   -  1.48      -8.72   -   -8.60
        2001                                                 5.11 -    7.73       6.73       1.35   -  1.48     -22.76   -  -22.71
     Income Builder (Class Y Shares)
        2002                                                 8.74 -    9.46       3.75       1.35   -  1.58      -9.31   -   -9.19
        2001                                                 9.63 -    9.64       2.84       1.35   -  1.48      -3.66   -   -3.59
     Information (Class Y Shares)
        2002                                                 5.00 -    5.00       1.25       1.48   -  1.48     -44.12   -  -44.12
        2001                                                 8.94 -    8.94       0.00       1.48   -  1.48     -10.60   -  -10.60
     Limited Duration (Class Y Shares) (c)
        2002                                                10.52 -   10.86       2.12       1.35   -  1.58       2.18   -    2.41
        2001                                                10.29 -   10.61       1.29       1.35   -  1.58       2.77   -    2.94
     Money Market (Class Y Shares)
        2002                                                10.02 -   10.28       1.03       1.35   -  1.58      -0.50   -   -0.27
        2001                                                10.06 -   10.32       0.76       1.35   -  1.58       0.51   -    0.68

(a)  Merged on August 31, 2002 with Money Market

(b)  Previously known as Competitive Edge "Best Ideas"

(c)  Previously known as Short-Term Bond

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           At December 31,             For the year ended December 31,
                                                          -----------------  -------------------------------------------------------

                                                             Accumulation     Investment         Expense              Total
                                                              Unit Value     Income Ratio*       Ratio**            Return***
                                                          -----------------  -------------   ----------------   --------------------
Investments in the Morgan Stanley Variable Investment
   Series (Class Y Shares) Sub-Accounts (continued):
     Pacific Growth (Class Y Shares)
        2002                                              $  4.54 - $  6.15       0.00 %     1.48 % -  1.58 %   -24.76 % -  -24.68 %
        2001                                                 6.03 -    8.17      13.90       1.45   -  1.58     -39.72   -  -39.62
     Quality Income Plus (Class Y Shares)
        2002                                                10.82 -   11.65       5.95       1.35   -  1.58       3.61   -    3.85
        2001                                                10.43 -   11.23       4.18       1.35   -  1.58       4.19   -    4.36
     S&P 500 Index (Class Y Shares)
        2002                                                 6.16 -    7.22       0.87       1.35   -  1.58     -23.88   -  -23.71
        2001                                                 8.10 -    9.46       0.02       1.35   -  1.58      -5.55   -   -5.38
     Strategist (Class Y Shares)
        2002                                                 7.62 -    8.47       1.47       1.35   -  1.58     -11.53   -  -11.32
        2001                                                 8.61 -    9.55       1.04       1.35   -  1.58     -11.81   -  -11.67
     Utilities (Class Y Shares)
        2002                                                 5.32 -    6.31       2.95       1.35   -  1.58     -24.29   -  -24.11
        2001                                                 7.02 -    8.32       0.56       1.35   -  1.58     -27.15   -  -27.01

Investments in the AIM Variable Insurance Funds
   Sub-Accounts:
     AIM V. I. Capital Appreciation
        2002                                                 4.62 -    6.89       0.00       1.35   -  1.48     -25.47   -  -25.37
        2001                                                 6.20 -    9.25       6.71       1.35   -  1.48     -24.41   -  -24.32
     AIM V. I. Growth
        2002                                                 3.25 -    6.02       0.00       1.35   -  1.48     -31.99   -  -31.90
        2001                                                 4.78 -    8.84       0.23       1.35   -  1.48     -34.86   -  -34.78
     AIM V. I. Premier Equity (d)
        2002                                                 4.73 -    6.45       0.33       1.35   -  1.48     -31.29   -  -31.20
        2001                                                 6.89 -    9.38       2.66       1.35   -  1.48     -13.86   -  -13.74

Investments in the Alliance Variable Product Series
   Fund Sub-Accounts:
     Alliance Growth
        2002                                                 4.33 -    6.47       0.00       1.35   -  1.48     -29.32   -  -29.23
        2001                                                 6.12 -    9.14       0.22       1.35   -  1.48     -24.78   -  -24.68
     Alliance Growth & Income
        2002                                                 7.30 -    8.16       0.57       1.35   -  1.58     -23.49   -  -23.31
        2001                                                 9.53 -   10.63       0.49       1.35   -  1.58      -1.37   -   -1.20
     Alliance Premier Growth
        2002                                                 4.36 -    6.37       0.00       1.35   -  1.58     -31.93   -  -31.77
        2001                                                 6.39 -    9.33       0.00       1.35   -  1.58     -18.69   -  -18.51

(d)  Previously known as AIM V.I. Value

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           At December 31,               For the year ended December 31,
                                                          -----------------  -------------------------------------------------------

                                                             Accumulation     Investment         Expense              Total
                                                              Unit Value     Income Ratio*       Ratio**            Return***
                                                          -----------------  -------------   ----------------   --------------------
Investments in the LSA Variable Series Trust
   Sub-Account:
     LSA Aggressive Growth
        2002 (e)                                           $  7.30 - $ 7.30      0.00 %      1.35 % -  1.48 %   -27.05 % -  -26.99 %
Investments in the Putnam Variable Trust Sub-Accounts:
     VT Growth and Income
        2002                                                  7.55 -   7.97      1.66        1.35   -  1.48     -20.18   -  -20.07
        2001                                                  9.46 -   9.97      1.42        1.35   -  1.58      -7.83   -   -7.65
     VT International Growth
        2002                                                  5.76 -   7.47      2.47        1.35   -  1.58     -18.96   -  -18.77
        2001                                                  7.10 -   9.19      0.28        1.35   -  1.58     -21.85   -  -21.68
     VT Small Cap Value
        2002 (e)                                              7.30 -   7.31      0.00        1.35   -  1.58     -27.04   -  -26.92
     VT Voyager
        2002                                                  4.49 -   6.62      0.54        1.35   -  1.58     -27.61   -  -27.52
        2001                                                  6.21 -   9.13      1.08        1.35   -  1.48     -23.56   -  -23.46
Investments in The Universal Institutional Funds, Inc.
   Sub-Accounts:
     Emerging Markets Equity
        2002                                                  6.78 -   8.79      0.00        1.35   -  1.48     -10.24   -  -10.12
        2001                                                  7.55 -   9.77      0.00        1.35   -  1.48      -7.87   -   -7.75
     Equity Growth
        2002                                                  5.18 -   7.21      0.17        1.35   -  1.58     -29.00   -  -28.83
        2001                                                  7.30 -  10.14      0.00        1.35   -  1.58     -16.43   -  -16.26
     International Magnum
        2002                                                  6.78 -   7.48      1.09        1.35   -  1.48     -18.04   -  -17.93
        2001                                                  7.88 -   9.11      0.47        1.35   -  1.58     -20.55   -  -20.38
     Mid Cap Growth
        2002 (e)                                              7.32 -   7.64      0.00        0.83   -  1.48     -26.81   -  -23.62
     Mid Cap Value
        2002                                                  6.84 -   7.01      0.00        1.35   -  1.58     -29.15   -  -28.99
        2001                                                  9.65 -   9.87      0.00        1.35   -  1.58      -4.63   -   -4.46
     U.S. Real Estate
        2002                                                  9.96 -  11.83      3.75        1.35   -  1.58      -2.92   -   -2.79
        2001                                                 10.26 -  12.17      4.90        1.35   -  1.48       8.22   -    8.36

(e)  For the Period Beginning May 1, 2002 and Ended December 31, 2002

--------------------------------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      At December 31,               For the year ended December 31,
                                                    -----------------  -------------------------------------------------------

                                                       Accumulation     Investment       Expense            Total
                                                        Unit Value     Income Ratio*     Ratio**          Return***
                                                    -----------------  -------------   ----------------   --------------------
Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
      LIT Comstock
         2002 (e)                                   $  8.05 - $  8.17        0.00 %    0.83 % - 1.58 %    -19.46 % - -18.34 %
      LIT Emerging Growth
         2002                                          3.57 -    9.65        0.36      1.35   - 1.58      -33.55   - -33.39
         2001                                          5.37 -   14.49        0.11      1.35   - 1.58      -32.59   - -32.42

Investments in the Van Kampen Life Investment Trust
   (Class II) Sub-Accounts:
      LIT Comstock (Class II)
         2002 (e)                                      8.05 -    8.05        0.00      1.35   - 1.48      -19.53   - -19.46
      LIT Emerging Growth (Class II)
         2002                                          5.82 -    5.83        0.03      1.35   - 1.48      -33.65   - -33.56
         2001 (f)                                      8.77 -    8.78        0.00      1.35   - 1.48      -12.26   - -12.20

(e) For the Period Beginning May 1, 2002 and Ended December 31, 2002

(f) For the Period Beginning May 1, 2001 and Ended December 31, 2001

                                     PART C

                                OTHER INFORMATION

24. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS

     Allstate Life Insurance Company of New York Financial Statements and Financial Statement Schedules and Allstate Life of New York Variable Annuity Account II Financial Statements are included in Part B of this Registration Statement.

         (b) EXHIBITS

     The following exhibits, correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4: (1) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Variable Annuity Account II (Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated December 31, 1996).

(2) Not Applicable.

(3) General Agent's Agreement (Incorporated herein by reference to Post-effective Amendment No. 14 to Registrant's Form N-4 Registration Statement(File No. 033-35445) dated April 17, 1998).

(4) (a) Form of Contract for the Preferred Client Variable Annuity (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-67852) dated August 17, 2001).

     (b) Form of Performance Death Benefit Rider for the Preferred Client Variable Annuity (Previously filed in the initial filing of this Registration Statement (File No. 333-67852) dated August 17, 2001).

     (c) Form of Contract Endorsement for the Preferred Client Variable Annuity filed herewith.

(5) Form of Application for the Preferred Client Variable Annuity (Previously filed in the initial filing of this Registration Statement (File No. 333-67852) dated August 17, 2001).

(6)(a) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999).

   (b) Amended By-laws of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999).

(7) Not Applicable.

(8) Form of Participation Agreements

     (a) Morgan Stanley Variable Investment Series (Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated April 30, 1996).

     (b) The Universal Institutional Funds, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000).

     (c) AIM Variable Insurance Funds (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000).

     (d) Alliance Variable Products Series Fund (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000).

     (e) Putnam Variable Trust (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000).

     (f) Van Kampen Life Investment Trust (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000).

     (g) LSA Variable Series Trust dated May 1, 2002 (Previously filed in Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-67852) dated May 20, 2002).

(9) Opinion and Consent of General Counsel (Previously filed in Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-67852) dated May 20, 2002).

(10)(a) Independent Auditors' Consent filed herewith.

    (b) Consent of Foley & Lardner filed herewith.

(11) Not Applicable.

(12) Not Applicable.

(13)(a) Performance Data Calculations (Previously filed in Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-67852) dated May 20, 2002).

     (b) Performance Data Calculations filed herewith.

(14) Not Applicable.

(99)(a) Powers of Attorney for Marcia D. Alazraki, and Cleveland Johnson, Jr., John R. Raben, Jr. (Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Form N-4 Registration Statement (File No. 033-35445) dated April 30, 1999).

(99)(b) Powers of Attorney for Samuel H. Pilch, Marla G. Friedman, Kenneth R. O'Brien, Patricia W. Wilson, and Vincent A. Fusco (Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Form N-4 Registration Statement File No. 033-35445) dated May 1, 2000).

(99)(c) Powers of Attorney for Margaret G. Dyer, John C. Lounds and J. Kevin McCarthy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-38176) dated August 30, 2000).

(99)(d) Power of Attorney for Steven E. Shebik (Previously filed in the initial filing of this Registration Statement (File No. 333-67852) dated August 17,
2001).

(99)(e) Powers of Attorney for Phyllis Hill Slater and Casey J. Sylla filed herewith.

25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and                          Position and Officer with
Principal Business Address        Depositor of the Account

Marcia D. Alazraki                Director
Margaret G. Dyer                  Director and Vice President
Marla G. Friedman                 Director and Vice President
Vincent A. Fusco                  Director and Chief Operations Officer
Cleveland Johnson, Jr.            Director
John C. Lounds                    Director and Vice President
J. Kevin McCarthy                 Director and Vice President
Kenneth R. O'Brien                Director
John R. Raben, Jr.                Director
Steven E. Shebik                  Director, Vice President and Chief Financial Officer
Phyllis Hill Slater               Director
Casey J. Sylla                    Director, Chairman of the Board, and President
Michael J. Velotta                Director, Vice President, General Counsel and Secretary
Patricia W. Wilson                Director and Assistant Vice President
Eric A. Simonson                  Senior Vice President and Chief Investment Officer
Samuel H. Pilch                   Group Vice President and Controller
Karen C. Gardner                  Vice President
John R. Hunter                    Vice President
Michael J. Roche                  Vice President
J. Eric Smith                     Vice President
James P. Zils                     Treasurer
Fred Amos                         Chief Administrative Officer
Robert L. Park                    Assistant Vice President and Chief Compliance Officer
D. Steven Boger                   Assistant Vice President
Mark Cloghessey                   Assistant Vice President
Patricia A. Coffey                Assistant Vice President
Errol Cramer                      Assistant Vice President and Appointed Actuary
Joanne M. Derrig                  Assistant Vice President and Chief Privacy Officer
Dorothy E. Even                   Assistant Vice President
Douglas F. Gaer                   Assistant Vice President
Judith P. Greffin                 Assistant Vice President
Carol L. Kiel                     Assistant Vice President
Charles D. Mires                  Assistant Vice President
Barry S. Paul                     Assistant Vice President and Assistant Treasurer
Joseph P. Rath                    Assistant Vice President, Assistant General Counsel and Assistant Secretary
Charles Salisbury                 Assistant Vice President
Timothy N. VanderPas              Assistant Vice President
David A. Walsh                    Assistant Vice President
Richard Zaharias                  Assistant Vice President
Doris J. Bryant                   Assistant Secretary
Paul N. Kierig                    Assistant Secretary
Susan L. Lees                     Assistant Secretary
Mary J. McGinn                    Assistant Secretary
Lynn Ambrosy                      Assistant Treasurer
Roberta S. Asher                  Assistant Treasurer
Ralph A. Bergholtz                Assistant Treasurer
Mark A. Bishop                    Assistant Treasurer
Robert B. Bodett                  Assistant Treasurer
Barbara S. Brown                  Assistant Treasurer
John Carbone                      Assistant Treasurer
Rhonda Hoops                      Assistant Treasurer
Peter S. Horos                    Assistant Treasurer
Thomas C. Jensen                  Assistant Treasurer
James B. Kearns                   Assistant Treasurer
David L. Kocourek                 Assistant Treasurer
Dennis Kracik                     Assistant Treasurer
Daniel C. Leimbach                Assistant Treasurer
Beth K. Marder                    Assistant Treasurer
Jeffrey A. Mazer                  Assistant Treasurer
William R. Schmidt                Assistant Treasurer
Stephen J. Stone                  Assistant Treasurer
Heather VanGrevenhof              Assistant Treasurer
Louise J. Walton                  Assistant Treasurer
Jerry D. Zinkula                  Assistant Treasurer

*The principal business address of Mr. Fusco is One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Ms. Slater principal business address is 14 Bond Street, Suite 410 Great Neck, Long Island, New York 11021. The principal business address of the other foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT Incorporated herein by reference to Annual Report on Form 10-K, filed by the Allstate Corporation on March 28, 2003, File No. 1 11840).

27. NUMBER OF CONTRACT OWNERS

As of January 31, 2003 there were 18 non-qualified contracts and 0 qualified contracts.

28. INDEMNIFICATION

The General Agent's Agreement (Exhibit 3) has a provision in which Allstate Life Insurance Company of New York agrees to indemnify Morgan Stanley DW Inc. as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life Insurance Company of New York.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29. PRINCIPAL UNDERWRITERS

(a) The Registrant's principal underwriter acts as principal underwriter for each of the following investment companies:

            Allstate Life Insurance Company Separate Account A
            Allstate Life Variable Life Separate Account A
            Allstate Life of New York Variable Annuity Account
            Allstate Life of New York Variable Annuity Account II

      (b) The directors and principal officers of the principal underwriter are:

John H. Schaefer                             President, Chief Executive Officer and Chief Operating Officer
Bruce F. Alonso                              Managing Director
Mary Caracappa                               Managing Director and Controller
Ronald T. Carman                             Managing Director, Associate General Counsel and
                                               Assistant Secretary
Mayree Clark                                 Managing Director
Alexander C. Frank                           Managing Director and Treasurer
Raymond A. Harris                            Managing Director
Stephen J. Liguori                           Managing Director
Robin Roger                                  Managing Director and General Counsel Securities
Michael H. Stone                             Managing Director, General Counsel and Secretary
Samuel A. Turvey                             Managing Director and Chief Compliance Officer
Charles F. Vadala, Jr.                       Managing Director and Chief Financial Officer
Steven C. Van Wyk                            Managing Director
Robert V. Luebeck                            Chief Operations Officer
Joyce L. Kramer                              Executive Director, Deputy General Counsel and Assistant Secretary
Robert L. Palleschi                          Executive Director
Debra M. Aaron                               Vice President
Darlene R. Lockhart                          Vice President
Bruce Sandberg                               Vice President
Kevin Mooney                                 Vice President
Frank G. Skubic                              Vice President
Eileen S. Wallace                            Vice President
Sabrina Hurley                               Assistant Secretary



* The principal business address of the above-named individuals is 1585 Broadway, New York, New York 10036.

(c) Compensation of Morgan Stanley DW Inc.


The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.
(1) (2) (3) (4) (5)

Name of Principal                 Net Underwriting          Compensation on       Brokerage
Underwriter                       Discounts and               Redemption          Commissions
Compensation                      Commissions
--------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.           $24,837,374.85


30. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The Principal Underwriter, Morgan Stanley DW Inc., is located at 1585 Broadway, New York, New York 10036.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31. MANAGEMENT SERVICES

None

32. UNDERTAKINGS

The Registrant undertakes to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either, as part of any application to purchase a contract offered by the prospectus, a toll-free number than an applicant can call to request a Statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL REVENUE CODE

The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life Insurance Company of New York represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York under the Contracts. Allstate Life Insurance Company of New York bases its representation on its assessment of all the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate Life of New York to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus(es), or otherwise.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Annuity Account II, has caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on April 1, 2003.

                                    ALLSTATE LIFE OF NEW YORK
                                    VARIABLE ANNUITY ACCOUNT II
                                    (REGISTRANT)

                                    BY: ALLSTATE LIFE INSURANCE COMPANY
                                        OF NEW YORK
                                   (DEPOSITOR)

                                    By: /s/Michael J. Velotta
                                    -------------------------
                                    Michael J. Velotta
                                    Vice President, Secretary and
                                    General Counsel


As required by the Securities Act of 1933, this Registration Statement has been duly signed below by the following directors and officers of Allstate Life Insurance Company of New York on April 1, 2003.



*/MARCIA D. ALAZARAKI             Director
-------------------------------------
Marcia D. Alazaraki

*/MARGARET G. DYER                Director and Vice President
 ---------------------------
Margaret G. Dyer

*/MARLA G. FRIEDMAN               Director and Vice President
--------------------------------
Marla G. Friedman

*/VINCENT A. FUSCO                Director and Chief Operations Officer
- -------------------------
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.          Director
-----------------------------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                  Director and Vice President
--------------------------------
John C. Lounds

*/J. KEVIN MCCARTHY               Director and Vice President
---------------------------------
J. Kevin McCarthy

*/KENNETH R. O'BRIEN              Director
---------------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                 Controller and Group Vice President
----------------------------------      (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN R. RABEN, JR.              Director
--------------------------------------
John R. Raben, Jr.

*/STEVEN E. SHEBIK                Director, Vice President and Chief Financial Officer
----------------------------------           (Principal Financial Officer)
Steven E. Shebik

*/PHYLLIS HILL SLATER             Director
----------------------------------
Phyllis Hill Slater

*/CASEY J. SYLLA                  Director, Chairman of the Board and President
 -------------------------                              (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA             Director, Vice President, General Counsel and
---------------------------                             Secretary
Michael J. Velotta

*/PATRICIA W. WILSON              Director and Assistant Vice President
------------------------------
Patricia W. Wilson


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.

                                  EXHIBIT INDEX


Exhibit                           Description

(4)(c)                            Form of Amendatory Endorsement for the
                                    Preferred Client Variable Annuity

(10)(a)                           Independent Auditors' Consent

(10)(b)                           Consent of Foley & Lardner

(13)(b)                           Performance Data Calculations

(99)(e)                           Powers of Attorney for Phyllis Hill Slater
                                    and Casey J. Sylla